UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant  ☐

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☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to § 240.14a-12

VALEANT PHARMACEUTICALS INTERNATIONAL, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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April 14, 2011

To the Shareholders of
Valeant Pharmaceuticals International, Inc:

You are cordially invited to attend Valeant Pharmaceuticals International, Inc.’s 2011 Annual Meeting of Shareholders to be held at 10:00 a.m., Montréal time, on Monday, May 16, 2011 at the Loews Hôtel Vogue, 1425, rue de la Montagne, Montréal, Québec, H3G 1Z3, Canada. At the meeting, we will vote on the proposals set forth in the Notice of Annual Meeting and the accompanying management proxy circular and proxy statement (the “Proxy Statement”), as well as address any other business matters that may properly come before the meeting.

Enclosed with this invitation are the Notice of Annual Meeting of Shareholders, the Proxy Statement, a Proxy Card and the Company’s Annual Report for the year ended December 31, 2010. Your vote at this meeting is important. Whether or not you plan to attend the meeting, I hope you will vote as soon as possible. You will find voting instructions in the Proxy Statement and on the Proxy Card. You may vote over the Internet or telephone. Alternatively, you may mark, date, sign and mail the Proxy Card in the envelope provided.

Sincerely,

J. Michael Pearson
Chief Executive Officer and Chairman of the Board

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
7150 Mississauga Road
Mississauga, Ontario
Canada L5N 8M5

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
MAY 16, 2011

To the Shareholders of
Valeant Pharmaceuticals International, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting” or the “Meeting”) of Valeant Pharmaceuticals International, Inc., a Canadian corporation (the “Company”), will be held at the Loews Hôtel Vogue, 1425, rue de la Montagne, Montréal, Québec, H3G 1Z3, Canada, on May 16, 2011, at 10:00 a.m., Montréal time, for the following purposes:

1. To receive the audited comparative consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2010 and the auditors’ report thereon, a copy of which is enclosed herewith;

2. To elect 10 directors of the Company (each a “Director” and collectively, the “Directors”) to serve until the close of the 2012 Annual Meeting of Shareholders;

3. To conduct a non-binding advisory vote regarding the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in this Management Proxy Circular and Proxy Statement (the “Proxy Statement”);

4. To conduct a non-binding advisory vote on whether an advisory vote on the compensation of the Company’s named executive officers should be held every one, two or three years;

5. To approve the Company’s 2011 Omnibus Incentive Plan;

6. To approve an amendment to the Company’s 2007 Equity Compensation Plan;

7. To appoint PricewaterhouseCoopers LLP as independent registered public accountant (the “auditors”) for the Company to hold office until the close of the 2012 Annual Meeting of Shareholders and to authorize the Company’s Board of Directors to fix the auditors’ remuneration; and

8. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The record date for the Meeting is April 4, 2011. Only record shareholders at the close of business on April 4, 2011 will be entitled to the notice of and to vote at the Annual Meeting in person or by proxy.

Shareholders are invited to attend the Annual Meeting. Record Shareholders who are unable to attend the Annual Meeting in person are requested to complete, date and sign the enclosed form of proxy (the “Proxy Card”) and send it in the enclosed envelope or otherwise to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717, United States or to the Company at the Company’s registered office, which is located at 7150 Mississauga Road, Mississauga, Ontario, L5N 8M5, Canada, fax number 905-286-3050, or via the Internet, by going to www.proxyvote.com and following the instructions on the website, or by calling toll free 1-800-690-6903 on a touch tone phone and following the instructions provided by “Vote Voice”. You will need to refer to the Proxy Card and to your 12 digit control number provided on the Proxy Card. Non-record shareholders who receive these materials through their broker or other intermediary should follow the instructions provided by their broker or intermediary.

To be effective, your Proxy Card must be received by Broadridge Financial Solutions, Inc. (“Broadridge”) not later than 11:59 p.m. (Eastern Daylight Time) on May 13, 2011, or, in the case of any adjournment of the Annual Meeting, not less than 48 hours, excluding Saturdays, Sundays and holidays, prior to the time of the adjournment. The time limit for deposit of proxies may be waived by the Board of Directors at its discretion. Completing and sending the Proxy Card will cancel any other proxy you may have previously submitted in connection with the Annual Meeting, as it is the later dated proxy that will be counted.

By Order of the Board of Directors,

Robert R. Chai-Onn
Corporate Secretary

Dated: April 14, 2011

i

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
7150 Mississauga Road
Mississauga, Ontario
Canada L5N 8M5

MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT

2011 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 16, 2011

This Management Proxy Circular and Proxy Statement (“Proxy Statement”) contains information about the 2011 Annual Meeting of Shareholders of Valeant Pharmaceuticals International, Inc., a Canadian corporation (the “Company” or “Valeant”). The Meeting will be held at the Loews Hôtel Vogue, 1425, rue de la Montagne, Montréal, Québec, H3G 1Z3, Canada, on Monday, May 16, 2011, at 10:00 a.m., Montréal Time, and any adjournments or postponements thereof (the “Annual Meeting” or “Meeting”), for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. In this document, the words “Valeant,” “we,” “our,” “ours” and “us” refer only to Valeant Pharmaceuticals International, Inc. and not any other person or entity. References to “US$” or “$” are to United States dollars and references to “C$” are to Canadian dollars. Unless otherwise indicated, the statistical and financial data contained in this Proxy Statement are as of December 31, 2010.

We are providing you with this Proxy Statement and related materials in connection with the solicitation of proxies by our Board of Directors (the “Board”). This Proxy Statement and the accompanying form of proxy (the “Proxy Card”) are expected to be mailed to the shareholders of record as of April 4, 2011 (the “Record Date”) commencing on or about April 14, 2011.

All properly executed written proxies, and all properly completed proxies submitted by mail, facsimile or telephone or via the Internet, which are delivered pursuant to this solicitation will be voted at the Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2011

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (the “Annual Report”) is available on the Internet at our website at www.valeant.com, through the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com or through the Securities and Exchange Commission’s (“SEC”) electronic data system called EDGAR at www.sec.gov. To request a printed copy of our Annual Report, which we will provide to you without charge, either write to Valeant Investor Relations at Valeant Pharmaceuticals International, Inc., 7150 Mississauga Road, Mississauga, Ontario, Canada L5N 8M5, or send an email to Valeant Investor Relations at ir@valeant.com.

This Proxy Statement and the accompanying Annual Report are available at: www.proxyvote.com.

This Proxy Statement contains information regarding, among other things:

•	The date, time and location of the Meeting;

•	A list of the proposals being submitted to the shareholders for approval; and

•	Information concerning voting, either in person or by proxy.

Whether or not you plan to attend the Annual Meeting, please promptly vote your proxy by telephone, by accessing the Internet site following the instructions in the Proxy Statement and related materials or by marking, dating, signing and returning the Proxy Card. Your promptness in voting your proxy will assist in the expeditious and orderly processing of the proxies and in ensuring that a quorum is present. If you vote your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish. Please note, however, that if your shares are held of record by a broker or other nominee and you wish to vote at the Meeting, you must obtain a proxy issued in your name from the record holder. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in this Proxy Statement.

QUESTIONS ABOUT VOTING

What decisions will the shareholders be making at the Meeting?

You will be asked to vote on each of the following proposals:

•	the election of 10 Directors to serve until the close of the 2012 Annual Meeting of Shareholders;

•	a non-binding advisory vote regarding the compensation of our Named Executive Officers (as defined below) as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in this Proxy Statement;

•	a non-binding advisory vote on whether an advisory vote on the compensation of the Company’s Named Executive Officers should be held every one, two or three years;

•	the Company’s 2011 Omnibus Incentive Plan;

•	an amendment to the Company’s 2007 Equity Compensation Plan; and

•	the appointment of PricewaterhouseCoopers LLP as the auditors for the Company to hold office until the close of the 2012 Annual Meeting of Shareholders and the authorization of the Company’s Board of Directors to fix the auditors’ remuneration.

The Board recommends that you vote FOR: (i) the election of the 10 Director nominees proposed by the Company in this Proxy Statement; (ii) the approval, in an advisory vote, of the compensation of the Named Executive Officers as described in the Compensation Discussion and Analysis (“CD&A”) section, executive compensation tables and accompanying narrative discussion contained in this Proxy Statement; (iii) EVERY YEAR with respect to how frequently a non-binding advisory vote on the compensation of the Company’s Named Executive Officers should be held; (iv) the approval of the Company’s 2011 Omnibus Incentive Plan; (v) the approval of an amendment to the Company’s 2007 Equity Compensation Plan; and (vi) the appointment of PricewaterhouseCoopers LLP as our auditors and the authorization of the Board to fix the auditors’ remuneration.

In addition, you may be asked to vote in respect of any other matters that may properly be brought before the Meeting. As of the date of this Proxy Statement, the Board is not aware of any such other matters.

A simple majority of votes cast at the Meeting, whether in person, by proxy or otherwise, will constitute approval of any proposal submitted to a vote, except with respect to the advisory vote on the frequency of the advisory vote on the compensation of the Company’s Named Executive Officers, where the Board will consider the option that receives the highest number of votes to be the recommendation of the shareholders.

What impact does a Withhold or Abstain vote have?

•	Proposal No. 1: With respect to each nominee, you may either vote “For” the election of such nominee or “Withhold” your vote with respect to the election of such nominee. If you vote “For” the election of a nominee, your common shares, no par value, of the Company (“Common Shares”) will be voted accordingly. If you select “Withhold” with respect to the election of a nominee, your vote will not be counted as a vote cast for the purposes of electing such nominee but will be considered in the application of the majority vote policy described below in “Proposal No. 1 Election of Directors” under “Background”.

•	Proposal No. 2: Proposal No. 2 is a non-binding advisory vote. Abstentions will have no effect and will not be counted as votes cast on Proposal No. 2.

•	Proposal No. 3: Proposal No. 3 is a non-binding advisory vote. The Board will consider the option (every one, two, or three years) that receives the highest number of votes to be the recommendation of our shareholders. Abstentions will have no effect and will not be counted as votes cast on Proposal No. 3.

•	Proposals No. 4 and 5: Proposal No. 4, with respect to approval of the Company’s 2011 Omnibus Incentive Plan, and Proposal No. 5, with respect to approval of an amendment to the Company’s 2007 Equity Compensation Plan, require a “For” vote from holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have no effect and will not be counted as votes cast on Proposals No. 4 and No. 5. “Broker non-votes” (as defined below) will have no effect.

•	Proposal No. 6: With respect to the appointment of the proposed auditors, you may either vote “For” such appointment or “Withhold” your vote with respect to such appointment. If you vote “For” the appointment of the proposed auditors, your Common Shares will be voted accordingly. If you select “Withhold” with respect to the appointment of the proposed auditors, your vote will not be counted as a vote cast for the purposes of appointing the proposed auditors.

What constitutes a quorum for the Annual Meeting?

Two persons, each being a holder of Common Shares issued and outstanding and entitled to vote at the Annual Meeting, present either in person or by proxy, and together holding or representing shares having not less than 25% of the outstanding votes entitled to be cast at the Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld, abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum.

Who is entitled to vote?

Each shareholder is entitled to one vote for each Common Share registered in his or her name as of the close of business on April 4, 2011, the record date for the purpose of determining holders of Common Shares entitled to receive notice of and to vote at the Meeting.

As of April 4, 2011, 297,667,244 Common Shares were issued and outstanding and entitled to be voted at the Meeting.

How do I vote if I am not a record shareholder?

The Proxy Card provided with this Proxy Statement will indicate whether or not you are a record shareholder. Non-record shareholders hold their Common Shares through intermediaries, such as banks, trust companies, securities dealers or brokers. If you are a non-record shareholder, the intermediary holding your Common Shares should provide you with a Voting Instruction Form which you must complete by using any one of the methods outlined therein. The Voting Instruction Form will constitute voting instructions that the intermediary must follow and should be returned in accordance with the instructions to ensure it is counted for the Meeting. In order to expedite your vote, you may vote by using a touch-tone telephone or via the Internet, following the instructions outlined on the Voting Instruction Form. You should carefully follow the instructions provided by the intermediary and contact the intermediary promptly if you need help.

What is the effect if I do not cast my vote?

It is critical that all non-record shareholders vote their shares by proxy or in any other permitted fashion if they want their votes to count in the election of Directors (Proposal No. 1), the advisory vote on the compensation of the Company’s Named Executive Officers (Proposal No. 2), the advisory vote on the frequency of the advisory vote on the compensation of the Company’s Named Executive Officers (Proposal No. 3), the vote on the approval of the Company’s 2011 Omnibus Incentive Plan (Proposal No. 4) and the vote on the approval of an amendment to the Company’s 2007 Equity Compensation Plan (Proposal No. 5). If a non-record shareholder does not instruct its bank or broker how to vote in the election of Directors, on the advisory vote on the compensation of the Company’s Named Executive Officers, on the advisory vote on the frequency of the advisory vote on the compensation of the

Company’s Named Executive Officers, on the approval of the Company’s 2011 Omnibus Incentive Plan or on the approval of an amendment to the Company’s 2007 Equity Compensation Plan, no votes will be cast on behalf of such shareholder with respect to such proposal for which no instructions are given (a “broker non-vote”). The bank or broker does, however, have discretion to vote any uninstructed shares on the appointment of the Company’s auditors (Proposal No. 6). If a record shareholder does not cast its vote by proxy or in any other permitted fashion, no votes will be cast on its behalf on any of the items of business at the Annual Meeting.

How do I vote if I am a record shareholder?

Record shareholders who attend the Meeting are entitled to cast one vote for each Common Share held on each proposal put before the Meeting. Your participation in person in a vote by ballot at the Meeting will automatically revoke any proxy you have previously given. Upon arriving at the Meeting, report to the desk of the Inspector of Elections to sign in. At that time, you can revoke any proxy previously given.

If you are a record shareholder, whether or not you plan to attend the Meeting, you may vote your Common Shares by proxy by any one of the following methods:

By mail:  Sign and date your Proxy Card and send it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717, United States. Broadridge must receive your Proxy Card not later than 11:59 p.m. (Eastern Daylight Time) on May 13, 2011. If the Meeting is adjourned or postponed, Broadridge must receive your Proxy Card at least 48 hours, excluding Saturdays, Sundays and holidays, before the rescheduled Meeting.

By telephone:  Call toll free 1-800-690-6903. You will be prompted to provide your 12 digit control number printed below your pre-printed name and address on the Proxy Card. The telephone voting service is available until May 15, 2011 at 11:59 p.m. (Eastern Daylight Time) and you may not appoint a person as proxyholder other than the Board nominated proxies named in the Proxy Card when voting by telephone.

Via the Internet:  Go to www.proxyvote.com and follow the instructions on the website prior to May 15, 2011 at 11:59 p.m. (Eastern Daylight Time).

We provide Internet proxy voting to allow you to vote your Common Shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How do I appoint a proxyholder?

Your proxyholder is the person you appoint to cast your votes on your behalf. By signing the attached Proxy Card, you appoint Mr. Pearson and Mr. Chai-Onn as your proxyholders to vote your Common Shares at the Meeting. You can choose anyone you want to be your proxyholder; it does not have to be either of the persons we have designated in the Proxy Card. Just write in the name of the person you would like to appoint in the blank space provided in the Proxy Card. Please ensure that the person you have appointed will be attending the Meeting and is aware that he or she will be voting your Common Shares. Proxyholders should speak to our Inspector of Elections upon arriving at the Meeting.

If you sign the Proxy Card and do not write in the name of a proxyholder, you appoint Mr. Pearson and Mr. Chai-Onn as your proxyholders, either of whom will be authorized to vote and otherwise act for you at the Meeting, including any continuation after adjournment of the Meeting.

How will my shares be voted if I give my proxy?

On the Proxy Card, you can indicate how you want your proxyholder to vote your Common Shares, or you can let your proxyholder decide for you by signing and returning the Proxy Card without indicating a voting preference in one or more proposals. If you have specified on the Proxy Card how you want to vote on a particular proposal (by marking, as applicable, FOR, WITHHOLD, AGAINST, ABSTAIN or every one, two or three years), then your proxyholder must vote your Common Shares accordingly.

If you have not specified how to vote on a particular proposal, then your proxyholder can vote your Common Shares as he or she sees fit. Unless you specify voting instructions, Mr. Pearson and Mr. Chai-Onn, as your proxyholders will vote your Common Shares as follows:

•	FOR the election of the 10 Director nominees proposed by the Company in this Proxy Statement to serve until the close of the 2012 Annual Meeting of Shareholders;

•	FOR the approval, in an non-binding advisory vote, of the compensation of the Named Executive Officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and the accompanying narrative discussions contained in this Proxy Statement;

•	EVERY YEAR with respect to how frequently a non-binding advisory vote on compensation of the Company’s Named Executive Officers should be conducted;

•	FOR the approval of the Company’s 2011 Omnibus Incentive Plan;

•	FOR the approval of the amendment to the Company’s 2007 Equity Compensation Plan; and

•	FOR the appointment of PricewaterhouseCoopers LLP as the auditors for the Company to hold office until the close of the 2012 Annual Meeting of Shareholders and the authorization of the Company’s Board of Directors to fix the auditors’ remuneration.

If I change my mind, can I revoke my proxy once I have given it?

Yes. Pursuant to section 148(4) of the Canada Business Corporations Act (the “CBCA”), you may revoke any proxy that you have given up until the time of the Meeting by voting again by telephone or over the Internet as instructed above, by signing and dating a new Proxy and submitting it as instructed above, by giving written notice of such revocation to the Corporate Secretary of the Company at our address, by revoking it in person at the Annual Meeting, or by voting at the Annual Meeting. If you choose to submit a proxy multiple times whether by telephone, over the Internet or by mail, or a combination thereof, only your latest vote will be counted. Attendance at the Annual Meeting by a shareholder who has voted by proxy does not alone revoke such proxy. If you are a non-record-holder, you should consult with your broker or other intermediary concerning the method of revoking their proxy.

A record shareholder participating in person, in a vote by ballot at the Meeting, will automatically revoke any proxy previously given by that shareholder regarding business considered by that vote.

What if amendments are made to these proposals or if other matters are brought before the Meeting?

The Proxy Card also gives discretionary authority to proxy nominees with respect to amendments or variations to proposals identified in the Notice of Meeting or other matters that may come before the Meeting.

As of the date of this Proxy Statement, the Board is not aware of any such amendments, variations or other matters to come before the Meeting. However, if any such changes that are not currently known to the Board should properly come before the Meeting, the Common Shares represented by the Board nominated proxies will be voted in accordance with the best judgment of such proxies.

Who is soliciting my proxy?

The Board is soliciting your proxy for use at the Meeting. All associated costs of solicitation will be borne by the Company. It is expected that the solicitation will be primarily by mail, but proxies may also be solicited personally, by advertisement or by telephone, by Directors, officers or employees of the Company without special compensation, or by the Company’s proxy solicitor, Georgeson Inc. (“Georgeson”) for a fee of $9,000 plus reimbursement of reasonable out-of-pocket expenses. The cost of soliciting will be borne by the Company. The Company may, at its own expense, pay those entities holding Common Shares in the names of their beneficial owners for their reasonable expenses in forwarding solicitation materials to their beneficial owners. We anticipate that copies of this Proxy Statement and the accompanying Proxy Card will be distributed to shareholders on or about April 14, 2011.

How can I contact the independent Directors, the Lead Director and/or the Chairman of the Board?

You may contact the independent Directors, the Lead Director and/or the Chairman of the Board with the assistance of the Company’s Investor Relations Department. Shareholders or other interested persons can send a letter, email or fax to:

Valeant Pharmaceuticals International, Inc.
Investor Relations
7150 Mississauga Road
Mississauga, ON L5N 8M5
Canada
Phone: 905-286-3000
Fax: 905-286-3050
Email: ir@valeant.com

Whom should I contact if I have questions concerning the Proxy Statement or the Proxy Card?

If you have questions concerning the information contained in this Proxy Statement or require assistance in completing the Proxy Card, you may contact Valeant Investor Relations as provided above.

How can I contact the transfer agent?

You may contact the transfer agent by mail or by telephone (within Canada and the United States):

CIBC Mellon Trust Company
P.O. Box 7010
Adelaide Street Postal Station
Toronto, ON M5C 2W9
Canada
Tel: (for all security transfer inquiries): 1-800-387-0825 or 416-643-5500
Fax: 416-643-5501

PROPOSAL NO. 1

ELECTION OF DIRECTORS

BACKGROUND

The number of Director nominees to be elected at the Meeting is 10. Under the Company’s By-laws, Directors are elected annually. Directors elected at the Meeting will hold office until the close of the 2012 Annual Meeting of Shareholders of the Company or until their successors are duly elected or appointed. In an uncontested election, any nominee who receives a greater number of votes “withheld” from his or her election than votes “for” such election is required to tender his or her resignation promptly following the failure to receive the required vote. The Nominating and Corporate Governance Committee is then required to make a recommendation to the Board as to whether it should accept such resignation. Thereafter, the Board is required to decide whether to accept such resignation, and it must disclose its decision. Full details of this policy are set forth in our Corporate Governance Guidelines, available on our website at www.valeant.com (under the tab “About Valeant” and under the subtab “Corporate Governance”).

On September 28, 2010, Biovail Corporation (“Biovail”) completed its acquisition of Valeant Pharmaceuticals International (“VPI”) through a wholly-owned subsidiary pursuant to an Agreement and Plan of Merger, dated as of June 20, 2010, with VPI surviving as a wholly-owned subsidiary of Biovail (the “Merger”). Biovail changed its name to “Valeant Pharmaceuticals International, Inc.” upon closing of the Merger. The Company’s 10 Director nominees were continuing Directors or appointed Directors upon the consummation of the Merger and pursuant to the Agreement and Plan of Merger. All 10 Director nominees are incumbent Directors and each has established his or her eligibility and willingness to serve on the Board. Set forth below are the names of the Director nominees together with details about their backgrounds and experience. Also indicated is the number of the Company’s securities beneficially owned, controlled or directed, directly or indirectly, by each of the Director nominees as of

March 15, 2011. You will find a record of attendance for each Director nominee at meetings of the Board and Board committees on which such Director nominee served from January 1, 2010 to March 15, 2011.

Nine of the 10 Director nominees are independent within the meaning of all applicable securities regulatory and stock exchange requirements in Canada and the U.S. In addition, in accordance with the applicable Board committee charters, all members of the Finance and Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent.

Unless otherwise instructed, the designated proxyholders in the enclosed Proxy Card intend to vote FOR the election of the 10 Director nominees proposed by the Board in this Proxy Statement. If, for any reason, at the time of the Meeting any of these Director nominees are unable or unwilling to serve and unless otherwise specified in the signed Proxy Card, it is intended that the proxyholders designated in the Proxy Card will vote in their discretion for a substitute nominee or nominees.

Whether or not you plan to attend the Meeting, we ask that you complete and return the enclosed Proxy Card.

NOMINATION OF DIRECTORS

The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Directors and recommending such individuals to the Board for nomination for election by the Company’s shareholders.

In making recommendations to the Board for new nominees for election or appointment, the Nominating and Corporate Governance Committee considers the selection criteria approved by the Board from time to time, including the competencies and skills that the Board considers to be necessary for the Board to possess, as a whole, and for each Director to possess.

The Nominating and Corporate Governance Committee will also consider recommendations for Director nominees submitted by the Company’s shareholders. Shareholders who desire to have the Nominating and Corporate Governance Committee consider their recommendations for nominees for the position of Director should submit their submission in writing to the Nominating and Corporate Governance Committee, attention: Mr. G. Mason Morfit, Chairperson. In order for a shareholder’s Director nominee to be included in the management proxy circular and proxy statement as a nominee for an annual meeting of shareholders, such shareholder’s nomination must satisfy the criteria and procedures prescribed in our By-laws. For additional information regarding the deadlines for submitting such recommendations for the 2012 Annual Meeting of Shareholders, please see the discussion below under “Shareholder Proposals and Director Nominations for the 2012 Annual Meeting of Shareholders.” Recommendations made by shareholders in such manner will undergo the same evaluation as other recommended nominees. For more detailed information on this evaluation process please refer to the charter of the Nominating and Corporate Governance Committee (the “Nominating and Corporate Governance Committee Charter”) which is available on the Company’s website at www.valeant.com (under the tab “About Valeant” and under the subtab “Corporate Governance”).

The Nominating and Corporate Governance Committee endeavors to recommend to the Board individuals possessing certain qualities such that the resulting Board will be comprised of a diverse membership. The Nominating and Corporate Governance Committee views diversity in a broad context and may consider factors including race, gender, geography, industry experience and personal experience. While the Board does not have a formal diversity policy, the Nominating and Corporate Governance Committee believes that it achieves an appropriate level of diversity by recommending individuals possessing a wide range of attributes, competencies, characteristics and experiences, including the following:

Pharmaceutical Industry Expertise:  The Board values Directors with experience in the life science and pharmaceutical industry who can draw on their functional expertise and industry relationships to assist the Board and management in executing the Company’s strategy.

International Business Experience:  To complement the Company’s operations in North America, Latin America, Central Europe, Australia and Barbados, the Board seeks to have Directors with a global business perspective who can assist the Board and management in successfully navigating the business, political, legal and regulatory environments in the countries in which the Company conducts, or seeks to conduct, its business.

Financial Literacy:  The Board believes that it is important for its Directors to possess significant financial reporting, compliance and accounting expertise. Among other functions, the Board and the Finance and Audit Committee have oversight responsibility with respect to the quality and integrity of the Company’s financial statements, the performance of the Company’s senior executives, the internal and external audit functions, and internal and disclosure controls. It is therefore important that Directors are financially knowledgeable.

Corporate Governance Experience:  The Board is responsible for the stewardship of the Company and supervising its management, business and affairs, in addition to being responsible for adopting and monitoring the Company’s corporate governance guidelines and policies. In order to carry out these responsibilities, it is important that the Board be comprised of individuals who understand corporate governance issues, the various constituencies interested in such issues, and have a proven track record of sound business judgment, integrity and high ethical standards. Many of the Company’s Director nominees serve on public company boards in multiple jurisdictions, including the United States and Canada.

Executive Leadership:  The Board believes that it is important for its Directors to possess strong management experience at senior corporate levels. It is important that the Board be comprised of individuals who have held senior management positions with companies or business entities who have experience with mergers, acquisitions and strategic business transactions and who have a strong background in implementing, managing and overseeing strategic planning and business development initiatives. A number of the Company’s Director nominees possess extensive leadership experience and have held a number of senior management and leadership positions with global organizations.

NOMINEES FOR ELECTION TO THE BOARD

Each of the persons listed below is an incumbent Director and has been nominated by the Board for re-election. If elected, an individual will hold office until the close of the 2012 Annual Meeting of Shareholders or until his or her successor is duly elected or appointed.

The following narrative provides details about each of the nominees’ background and experience and summarizes the specific attributes, competencies and characteristics, and the Nominating and Corporate Governance Committee’s and the Board’s determination of such individual as a Director nominee for election by the shareholders at the Meeting. In addition, the narrative lists the number of meetings of the Board or applicable committee each nominee attended between January 1, 2010 and March 15, 2011 and lists the directorships of public companies held by the nominees during the past five years other than the Company. The narrative also sets out the number of securities of the Company each nominee beneficially owned, controlled or directed, directly or indirectly, as of March 15, 2011. The number of options, as set out below, indicates options previously awarded to Directors under our stock option plans. Commencing in 2005, non-management Directors began receiving deferred share units (“DSUs”), rather than options. Information as to securities beneficially owned, controlled or directed, directly or indirectly, is not within our knowledge and therefore has been provided by each nominee.

Mr. Ingram has been serving on the Board of the Company since the completion of the Merger, was the Chairman of the Board from December 2010 to March 2011 and is now our Lead Director. Mr. Ingram served as a director of VPI from 2003 until the completion of the Merger. Mr. Ingram is currently a general partner at Hatteras Venture Partners. Since January 2010, he has served as a strategic advisor to the Chief Executive Officer (“CEO”) of GlaxoSmithKline. He served as Vice Chairman Pharmaceuticals of GlaxoSmithKline from 2002 through 2009 and Chief Operating Officer and President of Pharmaceutical Operations, CEO of Glaxo Wellcome plc from October 1997 to December 2000 and chairman of the board of Glaxo Wellcome Inc., Glaxo Wellcome plc’s U.S. subsidiary, from January 1999 to December 2000. Mr. Ingram was President and CEO of Glaxo Wellcome Inc. from October 1997 to January 1999. Mr. Ingram is also a member of the Board of Advisors for the H. Lee Moffitt Cancer Center and Research Institute. Mr. Ingram currently serves on the boards of Edwards Life Sciences Corporation (member of compensation committee and audit committee); Lowe’s Companies, Inc. (member of compensation and organization committee and governance committee); Allergan Inc. (chairman of corporate governance committee and member of organization and compensation committee); CREE, Inc. (member of compensation committee and governance and nominations committee); and Elan Corporation, plc (chairman of the board). He is a former director of Misys plc until 2005, Nortel Networks Corporation until 2006, Wachovia Corporation until 2008 and OSI Pharmaceuticals, Inc. until 2010 and was the Lead Director of VPI until the Completion of the Merger.
Mr. Robert Ingram
North Carolina, USA
Age 68

Independent

No Shares Beneficially Owned
217,724 RSUs
No Options
2,600 DSUs

Committee Membership and
Meeting Attendance from September 28,
2010 — March 15, 2011:
Board — 11/12;
Nominating and Corporate Governance
Committee — 9/9.

Director Qualifications:
Mr. Ingram has a deep understanding of the pharmaceutical industry and healthcare related issues through his long career with GlaxoSmithKline and its affiliates. His service on the board of directors of a variety of large public companies gives him a broad understanding of the role of the board of directors. The Board has determined that Mr. Ingram is qualified to be a member of the Board and his experiences position him well to serve as our Lead Director.

Mr. Melas-Kyriazi has been serving on the Board of the Company since the completion of the Merger. Mr. Melas-Kyriazi served as a director of VPI from 2003 until the completion of the Merger. He has been the Chief Financial Officer of Levitronix LLC since July 2006. He was the Chief Financial Officer of Thermo Electron Corporation from January 1999 through October 2004. Mr. Melas-Kyriazi was a Vice President of Thermo Electron Corporation during 1998, he served as the CEO of Thermo Spectra Corporation, a publicly-traded majority-owned subsidiary of Thermo Electron, from 1994 to 1998, and was Treasurer of Thermo Electron Corporation and all of its publicly traded subsidiaries from May 1988 to June 1994. Mr. Melas-Kyriazi currently serves on the board of Helios BioSciences Corporation (member of Audit Committee). He is also a former director of Cyberkinetics Neurotechnology Systems, Inc. and Glenrose Instruments Inc.
Mr. Theo Melas-Kyriazi
Massachusetts, USA
Age 51

Independent

35,678 Shares Beneficially Owned
166,220 RSUs
No Options
1,833 DSUs

Committee Membership and
Meeting Attendance from September 28, 2010
 — March 15, 2011:
Board — 12/12;
Finance and Audit Committee — 14/14;
Risk and Compliance Committee — 4/4.

Director Qualifications:
The Board has determined that Mr. Melas-Kyriazi demonstrated leadership capability and garnered extensive expertise involving complex financial matters in senior finance positions at various companies. His extensive knowledge of complex financial and operational issues qualify him to be a member of the Board and the committees on which he sits.

Mr. Morfit has been serving on the Board of the Company since the completion of the Merger. Mr. Morfit served as a director of VPI from 2007 until the completion of the Merger. He is currently a partner and a member of the Management Committee of ValueAct Capital, a major shareholder of the Company. Prior to joining ValueAct Capital in January 2001, Mr. Morfit worked in equity research for Credit Suisse First Boston for more than two years, where he supported the senior healthcare services analyst, covering fifteen companies in the managed care and physician services industries. He is also a CFA charterholder. Mr. Morfit currently serves on the board of Immucor, Inc. Mr. Morfit is also a former director of Advanced Medical Optics, Inc., MSD Performance, Inc. and Solexa, Inc.
Mr. G. Mason Morfit
California, USA
Age 35

Independent

19,598,414 Shares Beneficially Owned
63,715 RSUs
No Options
1,319 DSUs

Committee Membership and
Meeting Attendance from September 28, 2010
 — March 15, 2011:
Board — 10/12;
Nominating and Corporate Governance
Committee — 9/9;
Compensation Committee — 10/10.

Director Qualifications:
The Board has determined that Mr. Morfit’s demonstrated leadership while serving as the chairperson of the Compensation Committee of VPI, where he was responsible for the establishment of innovative compensation policies, as well as his years of experience as a seasoned investor involved in the turnarounds of companies qualify him to be a member of the Board and the committees on which he sits. He also brings to the Board a unique perspective of an affiliate of a major shareholder.

Dr. Paul has been serving on the Board of the Company since June 2002. In 2001, Dr. Paul became a founding principal of Laurel Crown Partners, LLC (“Laurel Crown”), a leveraged buyout and principal investment company based in Los Angeles, California. Prior to his work at Laurel Crown and its predecessor, Dr. Paul was a Managing Director at Donaldson, Lufkin, Jenrette, Inc. (“DLJ”), a New York-based securities and brokerage firm and then at Credit Suisse First Boston, after its purchase of DLJ. At DLJ, Dr. Paul was responsible for building and overseeing much of the firm’s efforts in the life sciences sector. Dr. Paul sits on the boards of Ampco-Pittsburgh Corporation, Harvard Medical School and the American Red Cross (Vice Chairman of Finance and member of its compensation committee and executive committee). In addition, he serves as a board member for the Pittsburgh Steelers and some of Laurel Crown’s portfolio companies including Global Fitness Holdings, the owner and operator of Urban Active Fitness, P&P Realty and Harley Marine Services Inc.
Dr. Laurence E. Paul
California, USA
Age 46

Independent

77,929 Shares Beneficially Owned
No RSUs
No Options
51,542 DSUs

Committee Membership and
Meeting Attendance from January 1, 2010 —
March 15, 2011:
Board — 25/28;
Compensation Committee — 7/7;
Risk and Compliance Committee — 3/4.

Director Qualifications:
The Board has determined that Dr. Paul’s extensive background in executing sophisticated business transactions and the design of unique financial products for capital raising, demonstrated experience in corporate governance, significant business experience across a variety of industries in Europe, China and Southeast Asia, and demonstrated leadership skills in his previous positions qualify him to serve as a member of the Board and the committees on which he sits.

Mr. Pearson has been the CEO of the Company and serving on the Board since the completion of the Merger and the Chairman of the Board since March 2011. From February 2008 to September 2010, he was the chairman of the board and CEO of Valeant Pharmaceuticals International. Prior to that, Mr. Pearson was a director at McKinsey & Company (“McKinsey”). He joined McKinsey in 1985, and over a 23-year career, he worked with leading CEOs and was an integral driver of major turnarounds, acquisitions, and corporate strategy. Within McKinsey, Mr. Pearson held various positions, including head of its global pharmaceutical practice and head of its mid-Atlantic region.	Mr. J. Michael Pearson New Jersey, USA Age 51 4,692,890 Shares Beneficially Owned 32,259 RSUs 2,499,669 Options No DSUs Meeting Attendance from September 28, 2010 — March 15, 2011: Board — 12/12.

Director Qualifications:
The Board has determined that Mr. Pearson’s many years of experience in the pharmaceutical industry, proven track record in evaluating many aspects of pharmaceutical businesses, knowledge of the complex issues facing global companies and an understanding of what makes businesses work effectively and efficiently qualify Mr. Pearson to be a member of the Board. In addition, his knowledge of the industry and business, combined with his drive for innovation and excellence, position him well to serve as the Chairman of the Board.

Mr. Power has been serving on the Board of the Company since August 2008. Mr. Power has been a faculty member at The Wharton School of Business, University of Pennsylvania, where he has taught multinational marketing since 2009. Mr. Power has over 25 years experience working in the pharmaceutical and biotechnology industry through a number of leadership positions with Wyeth beginning in 1985 through 2007, including Director — New Product Development, Managing Director — U.K./Ireland, Vice President — Global Marketing, President — Europe, Middle East, Africa, President — International and Executive Vice President — Global Business Operations. Mr. Power has recently completed the Director Professionalism course offered by the National Association of Corporate Directors.
Mr. Robert N. Power
Pennsylvania, USA
Age 54

Independent

29,590 Shares Beneficially Owned
No RSUs
No Options
31,202 DSUs

Committee Membership and
Meeting Attendance from January 1, 2010 —
March 15, 2011:
Board — 28/28;
Compensation Committee — 17/17;
Nominating and Corporate Governance
Committee — 9/9;
Risk and Compliance Committee — 5/5.

Director Qualifications:
The Board has determined that Mr. Power’s extensive experience in the pharmaceutical industry and international business is a valuable contribution to the Board. In addition, his experience in management, strategic planning, business development, product marketing, merging and streamlining of organizations and his demonstrated leadership in a multi-billion dollar business qualify Mr. Power as a member of the Board and the committees on which he sits.

Ms. Provencio has been serving on the Board of the Company since the completion of the Merger. Ms. Provencio served as a member of the board of VPI from 2007 until the completion of the Merger and the Chairperson of its Finance and Audit Committee from May 2008 until September 2010. She has been president and owner of Provencio Advisory Services, Inc., a healthcare financial and operational consulting firm, since October 2003. From May 2002 to September 2003, she was Partner-in-Charge of the Healthcare Industry for the Pacific Southwest for KPMG LLP. From 1979 to May 2002, she was with Arthur Andersen, and was Partner-in-Charge of Arthur Andersen’s Pharmaceutical, Biomedical and Healthcare Practice for the Pacific Southwest from November 1995 to May 2002. Ms. Provencio is currently a member of the Board of Regents of Loyola Marymount University and on the board of Beazer Homes (chair of audit committee and member of compensation committee). In addition, Ms. Provencio is a former director of International Aluminum Corporation and Signalife, Inc.
Ms. Norma Provencio
California, USA
Age 53

Independent

50,654 Shares Beneficially Owned
102,353 RSUs
No Options
2,517 DSUs

Committee Membership and Meeting Attendance
from September 28, 2010 — March 15, 2011:
Board — 12/12;
Compensation Committee — 10/10;
Finance and Audit Committee — 14/14.

Director Qualifications:
The Board has determined that Ms. Provencio’s many years of sophisticated financial and industry specific experience at Provencio Advisory Services, Inc., KPMG LLP and Arthur Andersen, her services on the board and finance and audit committee of VPI, her wealth of knowledge in dealing with financial and accounting matters and the depth and breadth of her exposure to complex financial issues qualify her to be a member of the Board and the committees on which she sits.

Mr. Segal has been serving on the Board of the Company since December 2007. Since February 2010, Mr. Segal has been a General Partner at Persistence Capital Partners, a healthcare focused private equity fund. He previously served as CEO and director of Thallion Pharmaceuticals, Inc. where he still serves as chairman of the board. Mr. Segal served as President and CEO of Caprion Pharmaceuticals Inc. from 1998 until 2007 and was previously a management consultant with McKinsey & Co. and President and CEO of Advanced Bioconcept Ltd. Mr. Segal currently serves on the board of GBC North American Growth Fund, Inc. and on the Advisory Council of the School of Science at Brandeis University.
Mr. Lloyd M. Segal
Québec, Canada
Age 47

Independent

38,157 Shares Beneficially Owned
No RSUs
No Options
36,270 DSUs

Committee Membership and Meeting
Attendance from January 1, 2010 — March 15,
2011:
Board — 28/28;
Nominating and Corporate Governance
Committee — 14/14.

Director Qualifications:
The Board has determined that Mr. Segal’s experience while serving as CEOs of life science and pharmaceutical companies and healthcare focused private equity funds, and his expertise in corporate governance qualify him as a member of the Board and the committees on which he sits.

Ms. Stevenson has been serving on the Board of the Company since the completion of the Merger. Ms. Stevenson is a Corporate Director who serves on a variety of corporate and not-for-profit boards. She is formerly a senior executive of Nortel Networks Corporation (“Nortel”) from 1995-2007 and has over 20 years of experience as a senior financial executive in Canada and the United States. At Nortel, she was responsible for all treasury activity for the corporation, including global treasury operations, corporate and structured finance, credit, and risk management. Prior to joining Nortel, Ms. Stevenson held various progressively senior finance roles at J.P. Morgan & Company, Inc. She was with J.P. Morgan from 1984 to 1995. Ms. Stevenson is currently a member of the board of directors of CAE Inc (member of audit committee), Open Text Corporation (member of audit committee) and the Canadian Imperial Bank of Commerce (member of risk management committee). She was a director of OSI Pharmaceuticals Inc (chairman of the audit committee and member of the corporate governance committee and compensation commitee) from 2005 until its sale to Astellas in 2010. Ms. Stevenson is also a Governor and past Chair of The Bishop Strachan School and a Governor of the University of Guelph. She has received her ICD.D, the professional designation for directors in Canada.
Ms. Katharine Stevenson
Ontario, Canada
Age 48

Independent

5,000 Shares Beneficially Owned
No RSUs
No Options
3,225 DSUs

Committee Membership and Meeting Attendance
from September 28, 2010 — March 15, 2011:
Board — 11/12;
Finance and Audit Committee — 14/14;
Risk and Compliance Committee — 4/4.

Director Qualifications:
The Board has determined that Ms. Stevenson is qualified to serve on the Board because of her comprehensive knowledge of complex financial matters, global treasury and capital markets experience, as well as her demonstrated leadership in senior management positions of various companies.

Mr. Van Every has been serving on the Board of the Company since June 2004. Mr. Van Every is a chartered accountant and was a partner in the professional services firm of PricewaterhouseCoopers LLP (“PwC”) until 2004. From 1969 to 1998, he was a partner of Coopers & Lybrand. During that period, he served for various periods as Partner-in-Charge of an office, Senior Audit and Business Advisory Partner, a member of the management committee, a member of the partnership board and chair of the partnership, audit and governance committees. He also was formerly a member of the boards of Kelman Technologies Inc. (chairman of the audit committee) and the Jockey Club of Canada. Mr. Van Every has completed the Director Education Program sponsored by the Rotman School of Management and the Institute of Corporate Directors and has received his ICD.D, the professional designation for directors in Canada.
Mr. Michael R. Van Every
Ontario, Canada
Age 70

Independent

51,932 Shares Beneficially Owned
No RSUs
No Options
51,544 DSUs

Committee Membership and Meeting Attendance
from January 1, 2010 — March 15, 2011:
Board — 28/28;
Finance and Audit Committee — 25/25;
Risk and Compliance Committee — 9/9.

Director Qualifications:
The Board has determined that Mr. Van Every’s experience with leading global accounting firms, service on audit committees of various companies and his expertise in corporate governance qualify him as a member of the Board and the committees on which he sits.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

The Board is committed to sound and effective corporate governance practices with the goal of ensuring the Company’s financial strength and overall business success. Our governance practices are regularly assessed against those practices suggested by recognized governance authorities and are designated to maintain alignment with shareholder interests and key governance best practices.

Director Independence

The Board believes that in order to be effective our Board must be able to operate independently of management. The charter of the Board (the “Board Charter”) requires that at least two-thirds of Directors be independent. The Board Charter defines an “independent director” as a Director who (i) is independent as defined for the purposes of Board composition under applicable regulatory and stock exchange requirements in the United States and Canada, and (ii) does not, as affirmatively determined by the Board, have a direct or indirect material relationship with the Company or a subsidiary of the Company (either directly or indirectly as a partner, shareholder or officer of an organization that has a relationship with the Company). A “material relationship” is defined as a relationship (whether financial, personal or otherwise), which could, in the reasonable view of the Board, interfere with the exercise of a Director’s independent judgment or could potentially influence a Director’s objectivity in meetings of the Board in a manner that would have a meaningful impact on a Director’s ability to satisfy requisite fiduciary standards. The Board Charter also requires that the Directors constituting at least two-thirds of Directors must be independent of all shareholders who own or control 10% or more of the Common Shares. The Board Charter is available on our website at www.valeant.com (under the tab “About Valeant” and under the subtab “Corporate Governance”).

As described in our Corporate Governance Guidelines available on our website at www.valeant.com (under the tab “About Valeant” and under the subtab “Corporate Governance”), the Nominating and Corporate Governance Committee, as well as the Board, reviews the relationships that each Director has with the Company in order to satisfy itself that these independence criteria have been met. On an annual basis, as part of our disclosure procedures, all Directors complete a questionnaire pertaining to, among other things, share ownership, family and business relationships and Director independence standards. The Board must then disclose in the Company’s annual management proxy circular and proxy statement the identity of each of the independent Directors and the basis for the Board’s determination of the independence for the independent Directors.

The Board is currently comprised of 10 members. The Board has determined that nine of our 10 current Directors (or 90%) are “independent directors” within the meaning of applicable regulatory and stock exchange requirements in Canada and the United States and the Board Charter. The nine independent Directors are Mr. Ingram (Lead Director), Mr. Melas-Kyriazi, Mr. Morfit, Dr. Paul, Mr. Power, Ms. Provencio, Mr. Segal, Ms. Stevenson and Mr. Van Every. Mr. Pearson, as our CEO, has a material relationship with the Company and, therefore, is not independent and is not eligible to serve on the Finance and Audit Committee, the Compensation Committee or the Nominating and Corporate Governance Committee.

With the exception of Mr. Pearson, who has entered into an employment agreement with us as CEO, none of our Directors has entered into service or similar contracts with us.

The table below sets forth each current Director’s membership on the Board Committees.

Nominating and
	Finance and				Corporate		Risk and		Special
	Audit		Compensation		Governance		Compliance		Independent		Transactions
	Committee		Committee		Committee		Committee		Committee		Committee

Robert A. Ingram(1)					✓
Theo Melas-Kyriazi	✓						✓	*			✓
G. Mason Morfit			✓		✓	*					✓
Dr. Laurence E. Paul							✓				✓	*
J. Michael Pearson(2)
Robert N. Power			✓	*	✓
Norma A. Provencio	✓		✓						✓	*
Lloyd M. Segal					✓						✓
Katharine B. Stevenson	✓						✓
Michael R. Van Every	✓	*					✓		✓

Notes:

*	Indicates Chairperson of the Board Committee

(1)	Lead Director

(2)	Chairman of the Board and CEO

Board Leadership Structure

The Board Charter provides that the Chairman of the Board is not required to be an independent Director. The Board believes that the most effective Board leadership structure for the Company at the present time is for the CEO to serve as Chairman of the Board in conjunction with the appointment of a Lead Director as described below. Combining the positions of Chairman and CEO provides the Company with decisive and effective leadership. The Board believes that Mr. Pearson’s in-depth knowledge of the Company’s operations and vision for its development make him the best qualified person to serve as both Chairman and CEO. Because the CEO is ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of Board deliberations, the Board believes that Mr. Pearson is the Director most qualified to act as Chairman of the Board. The Board also believes that its existing corporate governance practices achieve independent oversight and management accountability.

The Board Charter provides that whenever the Chairman of the Board is not independent, the independent Directors of the Board shall appoint an independent Lead Director, who will assume the responsibilities set forth in the Company’s Position Description for the Lead Director on the Company’s website. These responsibilities include: (i) fostering processes that allow the Board to function independently of management and encouraging open and effective communication between the Board and management of the Company; (ii) providing input to the Chairman on behalf of the independent Directors with respect to Board agendas; (iii) presiding at all meetings of the Board at which the Chairman is not present as well as regularly scheduled in camera sessions of independent Directors; and (iv) having the authority to call meetings of the independent Directors. Our independent Directors have appointed Mr. Ingram as the Lead Director.

Meetings of Independent Directors

The independent Directors currently meet in camera at all regularly scheduled Board meetings. From January 1, 2010 to March 15, 2011, seven such meetings of independent Directors were held.

Meetings of the Board

Pursuant to the Board Charter, the Board meets regularly, at least four times per year on a quarterly basis. Additional meetings can be called when necessary. The Board meets annually to review our strategic plan. From January 1, 2010 to March 15, 2011, there were seven regularly scheduled meetings (six in 2010 and one in 2011) and 21 ad hoc meetings of the Board were held to review specific matters (17 in 2010 and four in 2011). All agendas of the meetings are set by the Chairman of the Board in consultation with the Board committee Chairpersons and the Lead Director, as necessary. Four out of 10 of our Directors, Dr. Paul and Messrs. Power, Segal and Van Every, served as Directors of the Company prior to the completion of the Merger. All four Directors attended the Company’s Annual and Special Meetings of Shareholders in 2010.

In accordance with the Board Charter, in order to transact business at any Board meeting, at least 60% of the Directors present must be “independent” within the meaning set out in the Board Charter. In 2010, and through March 15, 2011, all of the meetings of the Board had at least 60% of independent Directors participated.

Absent compelling circumstances, Directors who do not attend (in person or via teleconference) at least 75% of Directors’ meetings since a Director was last elected or appointed will not be recommended for nomination the following year. All the nominees for election to the Board attended at least 75% of the Board meetings since he or she was last elected or appointed.

The attendance records at Board and committee meetings for each Director from January 1, 2010 to March 15, 2011 are set forth below:

							Nominating
							and
			Finance				Corporate		Risk and		Special
			and Audit		Compensation		Governance		Compliance		Independent		Transactions
	Board		Committee		Committee		Committee		Committee		Committee		Committee
	28 Meeting		25 Meetings		17 Meetings		14 Meetings		9 Meetings		7 Meetings		1 Meeting		Overall
Director	#	%	#	%	#	%	#	%	#	%	#	%	#	%	#	%

Robert A. Ingram(1)	11	92%	N/A	N/A	N/A	N/A	9	100%	N/A	N/A	N/A	N/A	N/A	N/A	20	95%
Theo Melas-Kyriazi(1)	12	100%	14	100%	N/A	N/A	N/A	N/A	4	100%	N/A	N/A	1	100%	31	100%
G. Mason Morfit(1)	10	83%	N/A	N/A	10	100%	9	100%	N/A	N/A	N/A	N/A	1	100%	30	94%
Dr. Laurence E. Paul(2)	25	89%	N/A	N/A	7	100%	N/A	N/A	3	75%	N/A	N/A	1	100%	36	90%
J. Michael Pearson(1)	12	100%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12	100%
Robert N. Power(3)	28	100%	N/A	N/A	17	100%	9	100%	5	100%	N/A	N/A	N/A	N/A	59	100%
Norma A. Provencio(1)	12	100%	14	100%	10	100%	N/A	N/A	N/A	N/A	4	100%	N/A	N/A	40	100%
Lloyd M. Segal(4)	28	100%	N/A	N/A	N/A	N/A	14	100%	N/A	N/A	2	66%	1	100%	45	98%
Katharine Stevenson(1)	11	92%	14	100%	N/A	N/A	N/A	N/A	4	100%	N/A	N/A	N/A	N/A	29	97%
Michael R. Van Every	28	100%	25	100%	N/A	N/A	N/A	N/A	9	100%	7	100%	N/A	N/A	69	100%

Notes:

(1)	Appointed to the Board on the completion of the Merger on September 28, 2010.

(2)	Dr. Paul was a member of the Compensation Committee until the completion of the Merger on September 28, 2010. He became a member of the Risk and Compliance after the completion of the Merger.

(3)	Mr. Power was a member of the Risk and Compliance Committee until the completion of the Merger on September 28, 2010. He became a member of the Nominating and Corporate Governance Committee after the completion of the Merger.

(4)	Mr. Segal was a member of the Special Independent Committee until the completion of the Merger on September 28, 2010. There were 3 Special Independent Committee meetings held during such time.

Board Charter

The Board is responsible for the overall stewardship of the Company and its business, including supervising the management of the Company’s business and affairs. The Board discharges this responsibility directly and through delegation of specific responsibilities to committees of the Board and our officers. As set out in the Board Charter, the Board has established four committees to assist with its responsibilities: the Finance and Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Risk and Compliance Committee. Each committee has a charter defining its responsibilities.

Under the Board Charter, which is reviewed at least annually, the Board is responsible for, among other things, the following:

•	appointing and evaluating the Chairman of the Board and, if applicable, the Lead Director, annually;

•	developing and approving our approach to and practices regarding corporate governance;

•	succession planning;

•	making determinations regarding executive and Director compensation and our equity and non-equity compensation plans;

•	reviewing our business strategies and approving a strategic plan, including an annual review of human, technological and capital resources required to implement the Company’s strategic plan and the regulatory, cultural or governmental constraints on the business;

•	updating and ensuring compliance with our Standards of Business Conduct (as described below);

•	reviewing our principal risks and assessing whether appropriate systems are in place to manage such risks; and

•	reviewing and ensuring the integrity of our internal controls.

Position Descriptions

The Board has developed written position descriptions for the Chairman of the Board, the Lead Director in the event that the Chairman is not independent, and for the Chairperson of each Board committee. The Board has also developed a written position description for the CEO. The position descriptions are posted on our website at www.valeant.com (under the tab “About Valeant” and under the subtab “Corporate Governance”). The position descriptions are reviewed and updated annually.

Orientation and Continuing Education

The Nominating and Corporate Governance Committee oversees the Board’s continuing education program which was developed to assist Directors in maintaining or enhancing their skills and abilities as Directors and updating their knowledge and understanding of the Company and the pharmaceutical industry. New Directors are oriented to the roles of the Board and the Directors and the business and affairs of the Company through discussions with the Company’s management and the incumbent Directors and by periodic presentations from senior management on major business, industry and competitive issues. Management and outside advisors provide information and education sessions to the Board and its Committees as necessary to keep the Directors up-to-date with corporate governance requirements best and practices, the Company and its business and the environment in which it operates, as well as developments in the responsibilities of Directors. Directors may also attend outside conferences and seminars that are relevant to their roles at the Company’s expense, with the approval of the Chairman of the Board.

Ethical Business Conduct

Standards of Business Conduct

The Board has adopted a written code of business conduct and ethics entitled the Standards of Business Conduct (the “Standards”) for our Directors, officers and employees that sets out the Board’s expectations for the conduct of such persons in their dealings on behalf of the Company. Employees, officers and Directors are required to maintain an understanding of, and ensure that they comply with, the Standards. Supervisors are responsible for maintaining awareness of the Standards and for reporting any deviations to management. In addition, the Standards require the Company to conduct regular audits to test compliance with the Standards. Subject to Board approval, responsibility for the establishment and periodic update and review of the Standards falls within the mandate of the Risk and Compliance Committee.

Employees, officers and Directors are required to immediately report violations of the Standards to their supervisors, our human resources department, our Chief Compliance Officer or our General Counsel. The Board has established confidential reporting procedures in order to encourage employees, officers and Directors to raise concerns regarding matters addressed by the Standards on a confidential basis free from discrimination, retaliation or harassment. Employees and officers who violate the Standards may face disciplinary actions, including dismissal. The Board is not aware of any material breaches of the Standards since January 1, 2010.

Code of Professional Conduct

We also have a Code of Professional Conduct for the Senior Finance Executives (the “Code”), which is designed to deter wrongdoing and promote (i) honest and ethical conduct in the practice of financial management, (ii) full, fair, accurate, timely and understandable disclosure, and (iii) compliance with all applicable laws and regulations. Violations of the Code are reported to the Chief Compliance Officer. Failure to observe the terms of the Code may result in disciplinary action, including dismissal.

The Standards and the Code are available on our website at www.valeant.com (under the tab “About Valeant” and under the subtab “Corporate Governance”). These documents are also available in print to shareholders upon request. Shareholders may submit their request to Investor Relations, Valeant Pharmaceuticals International, Inc., 7150 Mississauga Road, Mississauga, Ontario, Canada, L5N 8M5.

We intend to satisfy any disclosure requirements regarding amendments to, or waivers from, any provision of the Standards or the Code by posting such information on the Company’s website at www.valeant.com, under the tab “About Valeant” and under the subtab “Corporate Governance.”

Risk Oversight

Our Board participates in risk management oversight, with a view of supporting the achievement of organizational objectives, including strategic objectives, improving long-term organizational performance and enhancing shareholder value. While the Board has ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for monitoring risk management in specific areas. For example, the Finance and Audit Committee focuses on financial risk, including internal controls, and receives an annual risk assessment report from the Company’s internal auditors. In addition, in setting compensation, the Compensation Committee strives to create incentives to implement the Company’s business strategy while considering the risks that may be presented by the structure of potential compensation programs. In addition, the Company has a Risk and Compliance Committee to which the Board delegates the responsibility for general risk oversight.

Board Committees

The Board has six committees: the Finance and Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, the Risk and Compliance Committee, the Special Independent Committee and the Transactions Committee. No member of any committee is presently an employee of the Company or its subsidiaries. The specific responsibilities of each of the Finance and Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Risk and Compliance Committee are identified in such committee’s charter. A copy of each charter is available on our website at www.valeant.com (under the tab “About Valeant” and under the subtab “Corporate Governance”) and are also available in print to shareholders upon request submitted to Investor Relations, Valeant Pharmaceuticals International, Inc., 7150 Mississauga Road, Mississauga, Ontario, Canada, L5N 8M5. The responsibilities of the Special Independent Committee and the Transactions Committee were identified by the Board in establishing each such committee.

The Chairman of the Board, our Lead Director, and the Chairperson of each Committee will be available to respond to questions from shareholders at the Annual Meeting.

Finance and Audit Committee

Since the effectiveness of the Merger on September 28, 2010, the Finance and Audit Committee has been comprised of four Directors, Mr. Van Every (Chairperson), Mr. Melas-Kyriazi, Ms. Provencio and Ms. Stevenson, each of whom is an independent Director as defined by applicable regulatory and stock exchange requirements and the Board Charter. The Board has concluded that each member of the Finance and Audit Committee is “financially literate” as defined under National Instrument 52-110 and each is an “audit committee financial expert” under the regulations promulgated by the Securities and Exchange Commission.

The Finance and Audit Committee operates pursuant to a written charter (the “Audit Committee Charter”). Its responsibilities include, among other things, responsibility for reviewing and recommending to the Board our annual financial statements and management’s discussion and analysis of results of operation and financial condition (“MD&A”) and reviewing and approving our interim financial statements and MD&A. As contemplated in the Audit Committee Charter, the Finance and Audit Committee meets with our internal auditor and with our external auditors without management being present. The Finance and Audit Committee also recommends to the Board the external auditors to be nominated and their compensation.

In accordance with the Audit Committee Charter, the Finance and Audit Committee also provides assistance to the Board in fulfilling its oversight function with respect to:

•	the quality and integrity of our financial statements;

•	compliance with our legal and regulatory requirements, including with respect to disclosure of financial information;

•	the qualifications, performance and independence of our external auditor;

•	the performance of our senior finance employees and internal audit function;

•	internal controls and certifications; and

•	preparation of the audit committee reports to be included in our annual management proxy circular and proxy statement or annual report.

The Audit Committee Charter provides that no member of the Finance and Audit Committee may serve simultaneously on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair his or her ability to serve effectively on the Finance and Audit Committee.

Compensation Committee

Since September 28, 2010, the Compensation Committee has been comprised of Mr. Power (Chairperson), Mr. Morfit and Ms. Provencio, all of whom are independent as defined by applicable legislation, regulation and stock exchange rules. None of the members of the Compensation Committee is currently a CEO of a publicly traded entity. The responsibilities, powers and operation of the Compensation Committee are set out in the written charter of the Compensation Committee (the “Compensation Committee Charter”). The Compensation Committee Charter requires that all members of the Compensation Committee be independent within the meaning of applicable regulatory and stock exchange requirements and the Board Charter.

As described in the Compensation Committee Charter, the key responsibilities of the Compensation Committee include:

•	reviewing and approving the linkage of corporate goals and objectives to the compensation of our CEO, evaluating the CEO’s performance in light of those goals and objectives, and reviewing and recommending to the independent Directors the compensation of the CEO based on such evaluation;

•	reviewing and recommending to the Board compensation for all officers (as such term is defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

•	reviewing and approving arrangements with executive officers relating to their employment relationships with us;

•	providing strategic supervision of our benefit plans, programs and policies; and

•	producing and recommending to the Board for approval the CD&A to be included in the Company’s annual management proxy circular and proxy statement and/or annual report on Form 10-K and preparing the Compensation Committee Report.

Compensation

For details on the philosophy and approach adopted by the Compensation Committee with respect to compensation of our officers and Directors, please see “Compensation Discussion and Analysis” and “Director Compensation.”

The Compensation Committee has the authority to retain and compensate any consultants and advisors it considers necessary to fulfill its mandate. In addition, the Compensation Committee Charter provides that any additional work or non-Board based services conducted by any such compensation consultant retained by the Compensation Committee shall be pre-approved by the Chairperson of the Compensation Committee.

Annually, the Compensation Committee selects and retains independent consultants to conduct comprehensive reviews and assessments of our policies, procedures and internal controls for setting compensation of the CEO and other members of senior management. The consultant prepares and submits a report to the Compensation Committee. As discussed below under “Compensation Discussion and Analysis — Peer Group and Benchmarking Competitive Pay — Compensation Consultants”, in 2010, the Compensation Committee retained Hugessen Consulting Inc. (“Hugessen”) as a third-party consultant to provide advice on compensation matters. The service provided by Hugessen to the Compensation Committee included the following: (a) reviewing our executive compensation programs, including base salary, short-term incentives, equity-based incentives, total cash compensation levels and total direct compensation of certain senior positions, against those of a comparator group of similar-sized pharmaceutical companies as measured by revenue and/or market capitalization; (b) making recommendations for the compensation package of the CEO; and (c) assisting in developing and implementing revisions to the Company’s existing equity-based incentive plan. From September 2010 to December 31, 2010, the Compensation Committee also retained ClearBridge Compensation Group (“Clearbridge”) as a third-party consultant to provide advice on compensation matters. Clearbridge provides advice and recommendations to the Compensation Committee on the amount or form of executive and Director compensation, and equity incentive awards and programs. All of the services provided by Hugessen and Clearbridge during the fiscal year 2010 were provided to the Compensation Committee and Hugessen and Clearbridge did not provide any additional services to the Company during the fiscal year 2010. Fees paid to Hugessen in 2010 were CDN$269,810.10 and fees paid to

Clearbridge in 2010 were $236,335 (which includes amounts paid in respect of services provided to VPI in September 2010 prior to the Merger).

The Compensation Committee considers the advice and analysis of the third party compensation consultants, together with other factors the Compensation Committee considers appropriate (including market data, knowledge of the comparator group and personal knowledge and experience of the Compensation Committee members), in reaching its decisions and making compensation recommendations to the Board.

Compensation Risk Determination

The Compensation Committee assessed of the potential risks relating to our compensation policies and practices for our employees, including those related to our executive compensation programs. It considered our compensation policies and practices, identified potential risk and considered mitigating factors. The Compensation Committee discussed the findings of its risk assessment with management. Based upon its assessment, the Compensation Committee determined that our compensation policies and practices do not encourage excessive or unnecessary risk-taking and are not reasonably likely to have a material adverse effect on the Company.

Nominating and Corporate Governance Committee

Since September 28, 2010, the Nominating and Corporate Governance Committee has been comprised of Mr. Morfit (Chairperson), Mr. Ingram, Mr. Power and Mr. Segal, each of whom is an independent Director as defined by applicable regulatory and stock exchange requirements. The responsibilities, powers and operation of the Nominating and Corporate Governance Committee are set out in the written charter (the “Nominating and Corporate Governance Committee Charter”). The Nominating and Corporate Governance Committee Charter requires that all members of the Nominating and Corporate Governance Committee be independent within the meaning of applicable regulatory and stock exchange requirements and the Board Charter.

As described in the Nominating and Corporate Governance Committee Charter, the key responsibilities of the Nominating and Corporate Governance Committee include:

•	providing recommendations to the Board regarding, among other things, the competencies and skills of the Board and the qualifications of its Directors;

•	identifying individuals qualified to become new Directors and recommending to the Board new nominees for election by shareholders or for appointment by the Board;

•	reviewing and recommending revisions, if any, to the Board regarding our approach to corporate governance, including annually recommending for approval corporate governance practices and procedures, developing new charters for any new committees established by the Board, monitoring relationships and communication between management and the Board and monitoring emerging best practices in corporate governance to consider whether such practices would be advisable for the Company;

•	reviewing and recommending to the Board for approval the “Statement of Corporate Governance Practices” section of our management proxy circular and proxy statement and disclosure describing the assessment process for Board members;

•	recommending to the Board structures and procedures to enable the Board to function independently of management, including procedures to permit the independent Directors to meet on a regular basis without management or non-independent Directors present;

•	reviewing the composition and mandate of the Board and each committee of the Board annually and, if appropriate, recommending to the Board any programs or changes it considers necessary or desirable with respect thereto;

•	overseeing our orientation process for new Directors and our continuing education program for all Directors;

•	overseeing the discharge of the Board’s assessment duties, including annually developing and recommending processes for assessing the performance and effectiveness of the Board as a whole and the committees of the Board, and for assessing the performance and contribution of individual Directors, the

Chairman, the Lead Director and the Chairperson of each committee of the Board, which takes into account, among other things, self-assessments, confidential peer-review surveys, and the competencies and skills that each Director is expected to bring to the Board;

•	reporting annually to the Board on the results of its assessments of Board performance and the contributions of individual Directors and assisting the Board in providing feedback to assessed Directors and, where appropriate, taking corrective action in response to the results of the assessments of the Board and the individual Directors;

•	reviewing and making recommendations to the Board on matters involving a Director’s potential or actual conflict of interest as may be referred to the Nominating and Corporate Governance Committee by the Board; and

•	overseeing the Company’s Insider Trading and Blackout policy.

Prior to September 2010, the Nominating and Corporate Governance Committee retained Levin & Company, an independent United States based board advisory firm, to assist in the annual evaluation of the performance and effectiveness of the Board and its committees. After the consummation of the Merger in September 2010, the Board retained ghSmart to assist in the annual evaluation of the performance and effectiveness of the Board and its Committees. The Board has also formalized share ownership guidelines for non-management Directors. For more information regarding the compensation of Directors, please see “Compensation of Directors” below. Levin & Company did not provide any additional services to the Company during the fiscal year 2010.

Risk and Compliance Committee

The Board has delegated, pursuant to a written charter, its responsibility for risk oversight to the Risk and Compliance Committee, which, since September 28, 2010, is comprised of Mr. Melas-Kyriazi (Chairperson), Dr. Paul, Ms. Stevenson and Mr. Van Every. The Risk and Compliance Committee assists the Board in discharging its duties in this regard by identifying, assessing, monitoring and controlling critical risks facing us, including regulatory risks and other principal risks associated with our business.

As described in its charter, the key responsibilities of the Risk and Compliance Committee include:

•	reviewing the policies, procedures and systems implemented by management to manage the material risks of the Company’s business;

•	monitoring the appropriateness and effectiveness of the Company’s risk management systems and policies, including evaluating on a regular basis the effectiveness and prudence of senior management in managing the Company’s operations and the risks to which it is exposed;

•	providing advice to the Board, when appropriate, on the risk impact of any strategic decision that the Board may be contemplating;

•	establishing, reviewing and annually updating the Standards with a view to complying with all applicable rules and regulations and satisfying itself that management has established a system to enforce the Standards;

•	investigating or causing to be investigated any reports of non-compliance with or potential violations of the Standards;

•	reviewing regular reports from management (including quarterly reports from the Company’s Chief Compliance Officer) and the Company’s legal counsel on significant legal and regulatory requirements (including United States federal health care program requirements, United States Food and Drug Administration requirements and obligations under the corporate integrity agreement with the Office of the Inspector General of the Department of Health and Human Services (the “Corporate Integrity Agreement”)) to which the Company is subject and the compliance program in place to ensure compliance with these requirements;

•	reviewing the Company’s marketing practices and guidelines and making recommendations to the Board regarding suggested revisions, if any, to such practices and guidelines;

•	during the term of the Corporate Integrity Agreement referenced below, for each one year period following the effective date, adopting a resolution summarizing its review and oversight of the Company’s compliance with the United States federal health care program requirements, United States Food and Drug Administration requirements and the Company’s obligations under the Corporate Integrity Agreement; and

•	reviewing and recommending to the Board for approval all disclosure regarding under the heading “Risk Factors” in the Company’s annual report on Form 10-K.

Special Independent Committee

In June 2009, the Board established a Special Independent Committee to review finalization of a civil settlement agreement including the Corporate Integrity Agreement. The Special Independent Committee has also undertaken to review reports and oversee the implementation of recommendations generated from reports submitted by an independent consultant retained by the Board pursuant to a consent of final judgment filed in the United States District Court for Southern District of New York, in the matter of the SEC and the Company, et al. Since September 2010, the Special Independent Committee has been composed of Ms. Provencio (Chairperson) and Mr. Van Every.

Transactions Committee

In September 2010, the Board established a Transactions Committee to review and, if appropriate, approve certain transactions. The Transactions Committee has been composed of Dr. Paul (Chairperson), Mr. Melas-Kyriazi, Mr. Morfit and Mr. Segal.

Cease Trade Orders

From 1995 until August 2007, Ms. Stevenson was an executive of Nortel Networks Corporation (“Nortel”) and, from 2000 until 2006, Mr. Ingram was a director of Nortel. From May 2004 until on or about June 21, 2005 and from April 10, 2006 until on or about June 9, 2006, a number of directors, senior officers and employees of Nortel, including Ms. Stevenson and Mr. Ingram, were prohibited from trading in securities of Nortel and Nortel Networks Limited pursuant to management cease-trade orders issued by certain Canadian provincial securities regulators.

These cease-trade orders were issued in connection with the delay in filing certain financial statements by Nortel and Nortel Networks Limited and were lifted following the filing of these financial statements.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is composed of Messrs. Power and Morfit and Ms. Provencio, each of whom is a non-employee Director for purposes of Rule 16b-3 of the Exchange Act, as amended. Prior to the Merger, Robert Power, Spencer Lanthier, Mark Parrish and Larry Paul served as members of the Compensation Committee. None of these directors is a current or former officer of the Company. There were no compensation committee interlocks with other companies in 2010 within the meaning of Item 407(e)(4)(iii) of Regulation S-K. See “Certain Transactions — Certain Related-Person Transactions” below for a description of related-person transactions.

EXECUTIVE OFFICERS

The executive officers of the Company are as follows:

Name	Age	Title

J. Michael Pearson	51	Chairman and Chief Executive Officer
Rajiv De Silva	44	President of the Company and Chief Operating Officer of Specialty Pharmaceuticals
Philip W. Loberg	52	Executive Vice President and Interim Chief Financial Officer
Robert R. Chai-Onn	40	Executive Vice President, General Counsel and Corporate Secretary
Mark Durham	51	Senior Vice President, Human Resources
Richard K. Masterson	51	President and Chief Operating Officer, Valeant International (Barbados) SRL

Below is a description of each executive officer who is not also a Director of the Company.

RAJIV DE SILVA has been the President of the Company and Chief Operating Officer of Specialty Pharmaceuticals since the consummation of the Merger. From January 2009 to September 2010, Mr. De Silva was the Chief Operating Officer of Specialty Pharmaceuticals of VPI. Prior to that, Mr. De Silva held various leadership positions with Novartis AG. He was President of Novartis Vaccines USA and Head of Vaccines of the Americas since 2007, during which time he played a key leadership role at Novartis’ Vaccines & Diagnostics Division and served as a member of the executive committee of Novartis Vaccines & Diagnostics. From 2005 to 2007, he served as President of Novartis Pharmaceuticals Canada. He originally joined Novartis as Global Head, Strategic Planning for Novartis Pharma AG, in Basel, Switzerland, in 2003. Prior to his time at Novartis, Mr. De Silva was a principal at McKinsey, where he focused his consulting practice on the pharmaceutical industry. During his nine years at McKinsey, he led multiple efforts related to pharmaceutical strategy, sales and marketing, research and development operations, organization design, and mergers and acquisitions.

PHILIP W. LOBERG has been our Executive Vice President and Interim Chief Financial Officer since December 2010. Mr. Loberg was appointed Senior Vice President, Group Financial Controller upon the consummation of the Merger in September 2010. From 2000 to September 2010, he held various leadership positions at VPI such as Treasurer and Chief Financial Officer of North America and Senior Vice President, Group Financial Controller. Prior to 2000, Mr. Loberg was the Vice President and Controller at Calcomp Technology, Inc., a publicly traded, majority-owned subsidiary of Lockheed Martin Corporation, and was its acting chief financial officer early in his tenure.

ROBERT R. CHAI-ONN has been our Executive Vice President, General Counsel and Corporate Secretary since the consummation of the Merger. From 2004 to September 2010, Mr. Chai-Onn was Vice President, Assistant General Counsel at VPI. Prior to that, he was a corporate lawyer at the law firm of Gibson, Dunn & Crutcher LLP, where he performed a variety of corporate, M&A and financial legal work.

MARK DURHAM has been our Senior Vice President, Human Resources since April 2008. He joined the Company in 2003 as Vice President, Corporate Human Resources. Prior to that, he served at Pharmacia Corporation as Vice-President, Human Resources for Global Marketing and North American country operations from 2000 to 2003. Previously, he spent 15 years with Pharmacia and Upjohn, and held senior Human Resources positions in the United States, Asia and Canada. In addition to Human Resources, Mr. Durham has held positions in Manufacturing and Sales Operations.

RICHARD K. MASTERSON was appointed President and Chief Operating Officer of Valeant International (Barbados) SRL (formerly Biovail Laboratories International SRL) (“VIBS”) and a director on its board in January 2011. VIBS is a wholly-owned subsidiary in Barbados, which is a significant operating subsidiary of the Company. From 2004 to 2010, Mr. Masterson was Executive Vice President of Business Development at VPI. Prior to that, he worked at TAP Pharmaceuticals Inc. where he was General Manager of the Lupron franchise, and Vice President of Licensing. Prior to assuming responsibility for licensing at TAP, Mr. Masterson held positions of steadily increasing responsibility in the marketing and business development departments.

None of the executive officers of the Company were selected pursuant to any arrangement or understanding. None of the executive officers are related by blood, marriage or adoption to one another or to any Director or nominee for Director of the Company.

OWNERSHIP OF THE COMPANY’S SECURITIES

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of our Common Shares and the percentage of Common Shares owned beneficially by holders of more than 5% of our outstanding Common Shares as of March 15, 2011.

	Number of Shares
	and Nature of
	Beneficial	Percentage of
Identity of Owner or Group	Ownership	Class(1)

FMR LLC	49,800,921 (2)	16.8
82 Devonshire Street, Boston, Massachusetts 02109
Ruane, Cuniff & Goldfarb Inc.	36,911,165 (3)	12.4
767 Fifth Avenue, New York, New York 10153
ValueAct Capital Master Fund, L.P.	19,598,414 (4)	6.6
435 Pacific Avenue, San Francisco, California 94133

This table is based upon information supplied by the principal shareholders and Forms 13F and Schedules 13D and 13G filed with the SEC and “early warning reports” and similar regulatory filings filed on SEDAR. Unless otherwise indicated in the footnotes to this table, we believe that the shareholders named in the table have sole voting and investment power with respect to the Common Shares indicated as beneficially owned.

(1)	Based on 297,315,071 Common Shares outstanding on March 15, 2011.

(2)	According to a Form 13F filed by Ruane, Cuniff & Goldfarb Inc. on February 14, 2011, Ruane Cuniff has the sole power to vote 23,261,659 and sole power to dispose of 36,911,165 of our Common Shares.

(3)	According to a Schedule 13G/A filed jointly by FMR LLC and Edward C. Johnson 3d on February 14, 2011, as of December 31, 2010 Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, beneficially owns 39,348,380 Common Shares (including (i) 800,091 shares resulting from the assumed conversion of $11,480,000 principal amount of Biovail Corp CV 5.375% 8/01/14 and (ii) 790,667 shares resulting from the assumed conversion of $10,000,000 principal amount of Valeant Pharma CV 4% 11/15/13) as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 39,348,380 shares owned by the Funds. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees. Strategic Advisers, Inc., a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, provides investment advisory services to individuals. As such, FMR LLC’s beneficial ownership includes 4,359 Common Shares, beneficially owned through Strategic Advisers, Inc. Pyramis Global Advisors, LLC (“PGALLC”), an indirect wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, beneficial owns 6,327,286 Common Shares (including (i) 763,502 shares resulting from the assumed conversion of $10,955,000 principal amount of Biovail Corp CV 5.375% 8/01/14 and (ii) 162,956 shares resulting from the assumed conversion of 162,956 shares of VPI) as a result of its serving as investment adviser to institutional accounts, non-U.S. mutual funds, or investment companies registered under Section 8 of the Investment Company Act of 1940 owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of PGALLC, each has sole dispositive power over 6,327,286 shares and sole power to vote or to direct the voting of 6,327,286 Common Shares owned by the institutional accounts or funds advised by PGALLC as reported above. Pyramis Global Advisors Trust Company (“PGATC”), an indirect wholly-owned subsidiary of FMR LLC and a bank as defined in Section 3(a)(6) of the Exchange Act, is the beneficial owner of 3,520,919 Common Shares (including 294,807 shares resulting from the assumed conversion of $4,230,000 principal amount of Biovail Corp CV 5.375% 8/01/14 and (ii) 2,039,601 shares resulting from the assumed conversion of 2,039,601 shares of VPI) as a result of its serving as investment manager of institutional accounts owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of PGATC, each has sole dispositive power over 3,520,919 shares and sole power to vote or to direct the voting of 3,111,145 Common Shares owned by the institutional accounts managed by PGATC as reported above. FIL Limited (“FIL”), and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. FIL, which is a qualified institution under section 240.13d-1(b)(1)(ii), beneficially owns 599,977 Common Shares (including 339,447 shares resulting from the assumed conversion of 339,447 shares of VPI).

(4)	These shares are owned directly by ValueAct Capital Master Fund, L.P. and may be deemed to be beneficially owned by (i) VA Partners I, LLC as General Partner of ValueAct Capital Master Fund, L.P., (ii) ValueAct Capital Management, L.P. as the manager of ValueAct Capital Master Fund, L.P., (iii) ValueAct Capital Management, LLC as General Partner of ValueAct Capital Management, L.P., (iv) ValueAct Holdings, L.P. as the sole owner of the limited partnership interests of ValueAct Capital Management, L.P. and the membership interests of ValueAct Capital Management, LLC and as the majority owner of the membership interests of VA Partners I, LLC and (v) ValueAct Holdings GP, LLC as General Partner of ValueAct Holdings, L.P. G. Mason Morfit is a member of the Management Board of ValueAct Holdings GP, LLC and disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. This number includes 4,932 restricted stock units released to Mr. Morfit on March 11, 2011 which are deemed to be beneficially owned by ValueAct Capital Master Fund, L.P., but may not currently be held in the ValueAct Capital Master Fund, L.P. account.

OWNERSHIP OF MANAGEMENT

The following table sets forth, as of March 15, 2011, certain information regarding the beneficial ownership of our Common Shares and the percentage of shares beneficially owned by each Director, each Director nominee and (i) the persons serving as CEOs of the Company during 2010, (ii) the persons serving as Chief Financial Officers of the Company during 2010, (iii) the other three most highly paid executive officers of the Company who were serving as executive officers at December 31, 2010, and (iv) the two most highly paid executive officers of the Company who served during 2010 but were not serving as an executive officer at December 31, 2010 but who would have been included in our most highly paid executive officers had they been serving as executive officers on December 31, 2010 (together, the “Named Executive Officers”), and all current Directors, Director nominees and current and former executive officers of the Company as a group.

	Number of Shares
	and Nature of
	Beneficial	Percentage
Identity of Owner or Group	Ownership(1)(2)(3)	of Class(4)

Current Named Executive Officers, Directors and Director Nominees
Robert R. Chai-Onn	212,127	*
Rajiv De Silva	139,745	*
Mark Durham	332,280	*
Robert A. Ingram	0	*
Philip W. Loberg	147,763	*
Theo Melas-Kyriazi	35,678	*
G. Mason Morfit(5)	19,598,414	6.1
Laurence E. Paul	77,929	*
J. Michael Pearson(6)	4,692,890	1.5
Robert N. Power	29,590	*
Norma A. Provencio(7)	50,654	*
Lloyd M. Segal	38,157	*
Katharine B. Stevenson	5,000	*
Michael R. Van Every	51,932	*
Former Named Executive Officers
Gilbert Godin	9,000	*
Gregory Gubitz	0	*
Margaret Mulligan	240,235	*
William Wells	0
Directors, Director nominees and current and former executive officers of our Company as a group (18 persons)	25,661,393	8.0

*	Less than 1% of the outstanding Common Shares.

(1)	This table is based on information supplied by current and former executive officers, Directors and Director nominees. We believe that shares shown as beneficially owned are those as to which the named persons possess sole voting and investment power. However, under the laws of California and certain other states, personal property owned by a married person may be community property, which either spouse may manage and control, and we have no information as to whether any shares shown in this table are subject to community property laws.

(2)	The amounts reported do not include restricted share units and dividend equivalent rights for the following Directors: Mr. Ingram (214,890); Mr. Melas-Kyriazi (163,711); Mr. Morfit (63,715); and Ms. Provencio (102,353). The shares underlying these restricted share units and dividend equivalent rights are not deliverable until one year after such Director ceases his or her service as a Director.

(3)	These percentages are based on 297,315,071 Common Shares outstanding on March 15, 2011 plus shares deemed to be beneficially owned by each individual that are deemed outstanding. Under Rule 13d-3 of the SEC, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). In addition, under Rule 13d-3(d)(1) of the SEC, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable on or before 60 days of the date as of which the information is provided are deemed outstanding for the purpose of calculating the number and percentage owned by such person (or group), but not deemed outstanding for the purpose of calculating the percentage owned by each other person (or group) listed. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of Common Shares actually outstanding on March 15, 2011.

(4)	Included in the shares set forth above are the following (i) stock options that are currently exercisable, or will become exercisable within 60 days after March 15, 2011, as follows: Mr. Chai-Onn (137,130); Mr. De Silva (134,823); Mr. Durham (275,000); Mr. Loberg (38,392); and Mr. Pearson (2,499,669), and (ii) 32,259 restricted share units that vest within 60 days after March 15, 2011 for Mr. Pearson.

(5)	These shares are owned directly by ValueAct Capital Master Fund, L.P. and may be deemed to be beneficially owned by (i) VA Partners I, LLC as General Partner of ValueAct Capital Master Fund, L.P., (ii) ValueAct Capital Management, L.P. as the manager of ValueAct Capital Master Fund, L.P., (iii) ValueAct Capital Management, LLC as General Partner of ValueAct Capital Management, L.P., (iv) ValueAct Holdings, L.P. as the sole owner of the limited partnership interests of ValueAct Capital Management, L.P. and the membership interests of ValueAct Capital Management, LLC and as the majority owner of the membership interests of VA Partners I, LLC and (v) ValueAct Holdings GP, LLC as General Partner of ValueAct Holdings, L.P. G. Mason Morfit is a member of the Management Board of ValueAct Holdings GP, LLC and disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. This number includes 4,932 restricted stock units released to Mr. Morfit on March 11, 2011 which are deemed to be beneficially owned by ValueAct Capital Master Fund, L.P., but which may not be currently held in the ValueAct Capital Master Fund, L.P. account.

(6)	The amount reported does not include vested restricted share units for Mr. Pearson in the amount of 941,329. The shares underlying these restricted share units are not deliverable until February 1, 2013.

(7)	Includes 3,500 shares held in a Registered Retirement Savings Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and Directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange (“NYSE”). Such executive officers, Directors and shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon its review of the copies of such forms it received, or written representations from certain reporting persons for whom no such forms were required, the Company believes that during fiscal year 2010, the following of its executive officers, Directors and 10 percent beneficial owners failed to timely file all forms required by Section 16(a): Mr. Wells filed one late Form 4 covering awards of deferred share units and Mr. Chai-Onn filed one late Form 4 covering six transactions involving awards of stock options converted in connection with the Merger.

EXECUTIVE COMPENSATION AND RELATED MATTERS

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

This Compensation Discussion and Analysis discusses the key initiatives of the Compensation Committee in 2010 and explains the material elements of the 2010 compensation of our Named Executive Officers. The Merger created a large increase in total shareholder return (“TSR”) for the Company’s and VPI’s respective shareholders. After the Merger, J. Michael Pearson, the former Chairman and CEO of VPI, became the CEO of the Company and we have essentially adopted the key elements of VPI’s successful compensation strategy. One critical element of VPI’s success was motivating, retaining and, ultimately, rewarding senior management through a clear pay-for-performance compensation philosophy. The post-Merger company’s approach to compensation has essentially embodied the VPI pay-for-performance philosophy.

Due to the Merger, the resulting changes in our business and individual considerations, there were significant changes to the composition of our Named Executive Officers in 2010. For 2010:

•	Our Named Executive Officers serving at the end of 2010:

•	Mr. J. Michael Pearson, Chief Executive Officer

•	Mr. Philip W. Loberg, Jr., Executive Vice President and Interim Chief Financial Officer

•	Mr. Rajiv DeSilva, President, Valeant Pharmaceuticals International, Inc. and Chief Operating Officer, Specialty Pharmaceuticals

•	Mr. Robert Chai-Onn, Executive Vice President, General Counsel and Corporate Secretary

•	Mr. Mark Durham, Senior Vice President, Human Resources

•	Our Named Executive Officers who were not serving at the end of 2010:

•	Mr. William Wells, Former Chief Executive Officer, Biovail Corporation, and Former President, Biovail Laboratories International SRL

•	Ms. Margaret Mulligan, Former Executive Vice President and Chief Financial Officer

•	Mr. Gilbert Godin, Former Executive Vice President and Chief Operating Officer

•	Mr. Gregory Gubitz, Former Senior Vice President, Corporate Development and General Counsel

In recognition of the complexities and work involved in integrating a merger of equals and, going forward, operating a combined larger business, the Compensation Committee, together with the third party compensation consultant, conducted a comprehensive review of the Company’s executive compensation program to ensure that executives are appropriately incentivized in line with the Company’s compensation philosophy.

What Is Our Compensation Philosophy?

We have adopted a philosophy of pay for performance, aligning our executive compensation program with long-term returns to our shareholders. We want our executives and all of our employees to share in the financial risks and rewards tied to long-term shareholder return. Consistent with this overall goal, the Compensation Committee has established the following objectives for executive compensation: (a) attract, motivate and retain key personnel; (b) link executive compensation to overall corporate performance as measured primarily by TSR; and (c) motivate officers to act in the best interests of the Company and its shareholders. The Compensation Committee reviews our compensation objectives each year, and more frequently as needed, to determine if revisions are necessary in light of our performance, as measured by TSR and other metrics, industry practices and emerging trends, our corporate and strategic goals and other relevant factors.

Following the Merger, the Compensation Committee approved new compensation packages for our executive officers (other than Mr. Pearson, whose compensation was not reviewed until early 2011) intended to closely align the financial reward to our executive officers with long-term return to our shareholders. The Compensation Committee has implemented a compensation program for non-executive management with the same key compensation elements applied to our executives, to more closely align with the compensation programs among our management. In determining the new compensation programs, the Compensation Committee was guided by the following principles:

•	Total compensation should be heavily tied to performance of the Company, as defined by TSR.

•	Total long-term compensation should be well above the median of the peer group (discussed below) for outstanding TSR performance, but well below the median for poor TSR performance.

•	Members of the executive management team should be required to purchase and hold a significant amount of our shares. In addition, executive officers and senior management should be offered equity grants that encourage them to purchase and hold an equity interest in our Company.

•	For executive officers and senior management, equity grants should be front-loaded with multiple years’ worth of equity at the time of grant. The expectation is, in the normal course, there will be no further equity grants for the front-loaded period.

•	Annual incentive cash bonuses should be based on the degree of achievement in meeting specific initiatives that contribute to TSR.

•	Our philosophy of pay-for-performance and equity ownership should be expanded to all levels of the organization.

Shareholders should note that our practice of front loading equity grants can result in large reported compensation in the first year of grant. It should also be noted that these grants cover multiple years of service and the vesting of much of the grants are conditioned on achieving high levels of TSR performance.

Peer Group and Benchmarking Competitive Pay

Compensation Consultants

In accordance with the Compensation Committee Charter, the Compensation Committee has sole authority to retain compensation consultants and to approve such consultants’ fees and retention terms. In 2010, the Compensation Committee engaged the services of Hugessen to provide advice on compensation matters and, following the Merger, the Compensation Committee also engaged the services of ClearBridge Compensation Group. Both Hugessen and Clearbridge report directly to the Compensation Committee which has instructed Hugessen and Clearbridge to give it objective advice and without influence by management, and to provide such advice for the benefit of the Company and our shareholders. Neither Hugessen nor Clearbridge provide additional services to the Company other than the services to the Compensation Committee.

Peer Group

Our primary comparison group for assessing the competitiveness of the pay of our Named Executive Officers is our Peer Group. In determining appropriate companies to be included in the Peer Group, we focus on other companies in the pharmaceutical industry due to the complex regulatory frameworks in which pharmaceutical companies must operate and the risks and commercial constraints and opportunities that are particular to our industry. In addition, as we had several executives in Canada, our 2010 annual compensation review also included a comparative analysis against all publicly-traded Canadian companies with revenue between $500 million and $2 billion.

For the compensation review conducted in the 2010 pre-Merger period, the comparator group consisted of the following companies:

Barr Pharmaceuticals Inc.
Cephalon, Inc.
Charles River Laboratories International, Inc.
Endo Pharmaceuticals Holdings Inc.
King Pharmaceuticals, Inc.
Life Technologies Corporation
Medicis Pharmaceutical Corporation
Mylan Laboratories Inc.
Perrigo Company
Sepracor Inc.
Watson Pharmaceuticals, Inc.
Valeant Pharmaceuticals International

The Company significantly increased in size as a result of the Merger. On June 19, 2010, the day prior to the announcement of the Merger agreement, the Company’s market capitalization was $2.3 billion. On the date that the Merger was completed, September 28, 2010, our market capitalization was approximately $7.7 billion, representing a 231.4% increase in TSR in less than seven months. The peer group was accordingly modified to reflect the increased size of the post-Merger Company by eliminating some companies from the peer group and adding other companies. The following peer group was used as an input to setting compensation levels for the post-Merger executive team:

Allergan Inc
Biogen Idec Inc
Cephalon Inc
Endo Pharmaceuticals Holdings Inc.
Forest Laboratories
King Pharmaceuticals Inc
Mylan Laboratories Inc
Perrigo Co
Shire Plc
Warner Chilcott Plc
Watson Pharmaceuticals, Inc

Benchmarking

In benchmarking our total compensation for our Named Executive Officers, the Compensation Committee used the assistance of Hugessen Consulting Inc. and, following the Merger, Clearbridge Compensation Group. The Compensation Committee consultants review compensation among our peer group for executives in similar roles (e.g., CEO, CFO, General Counsel) or of similar pay rank (e.g., second highest paid executive). The Compensation Committee bases its overall benchmark on total compensation, which is comprised primarily of base salary, annual cash incentive bonus and the annualized value of long-term equity incentives, but preserves flexibility to make adjustments to general reference points to respond to, and adjust for, the evolving business environment. In addition, variations occur as dictated by the experience level of the individual, geographical market factors, individual performance and prior commitments under negotiated contracts.

Generally, the Compensation Committee targets approximately the 50th percentile of the peer group with respect to total compensation of executives. We seek to leverage total compensation opportunity, with significantly above market compensation for outstanding performance and significantly below market compensation for poor performance. As discussed below, because significant portions of our post-Merger long-term equity incentives are dependent on TSR performance over a multi-year period, our executives may not actually realize the levels of “total compensation” set forth above if the TSR for the relevant performance period does not meet or exceed specified thresholds. The Compensation Committee believes that the higher compensation should correspond with the achievement of high levels of longer-term TSR performance.

Determining Compensation

The Compensation Committee is responsible for establishing, implementing and monitoring the Company’s executive compensation philosophy and objectives. The Compensation Committee reviews and approves all components of executive pay, recommends or reports its decisions to the Board of Directors (the “Board”), and oversees the administration of the compensation program for senior executives. The Board of Directors, with the assistance of the Compensation Committee, reviews matters related to executive compensation on an as-needed basis.

Our CEO prepares a recommendation to the Compensation Committee for base salary, annual incentive and equity grants for each named executive officer, other than the CEO whose compensation is determined solely by the Compensation Committee and the Board. The Compensation Committee then makes recommendations to the Board, which determines the compensation for each named executive officer; alternatively, the Board may delegate the authority to the Compensation Committee to determine executive officer compensation. In determining the compensation to be awarded to CEO and in reviewing the recommendations as to other Named Executive Officers, the Compensation Committee can consider, among other things:

•	comparative data provided by the Compensation Committee consultants;

•	tally sheets showing compensation history of each executive officer, including salary, cash incentives and equity grants;

•	termination tally tables showing amounts to be paid in the event of terminations and/or changes in control; and

•	carried interest tables showing the value of vested and unvested long-term incentives under an array of stock price assumptions.

Total Compensation

Multiple factors are considered in determining our total compensation opportunity, including our compensation philosophy, the executive’s role and responsibility, the executive’s past performance, expected contribution and experience in the role, and the pay practices of our peers. The components of total compensation for Named Executive Officers include: (i) base salary; (ii) incentive pay (including annual incentive cash bonus and long-term equity incentives); (iii) retirement and welfare benefits; and (iv) executive benefits and perquisites. Following the Merger, a significant portion of total compensation is weighted toward long-term equity compensation tied to TSR. In addition, following the Merger, our total compensation opportunity was designed to reflect the new characteristics of the Company and the new roles that the executive officers would serve at the Company.

For executive compensation following the Merger in 2010, the aggregate base salaries for the Named Executive Officers who remained employed by the Company through December 31, 2010 approximated 23.5% of the targeted total compensation package, excluding benefits and perquisites. Target annual cash bonus incentives approximated 18.1% of the aggregate target total compensation for such Named Executive Officers. Annualized long-term equity incentives represented about 58.4% of the target annualized total compensation for such Named Executive Officers as a group.

In determining the appropriate mix of base salary and incentive pay (including annual incentive cash bonus and long-term equity) for our Named Executive Officers, the Compensation Committee sought to balance: (i) our desire to attract and retain our executives with the stability of salary compensation; (ii) our desire to promote pay for performance or “at-risk” compensation, as we believe that incentive pay appropriately rewards executives for their contribution to our overall performance; and (iii) our desire to align compensation with corporate performance and shareholder value through the use of equity compensation awards.

The value of our short-term incentives, in the form of an annual cash bonus, is dependent on the achievement of pre-determined corporate, divisional/functional and individual performance objectives, while the value of our equity based incentives, in the form of stock option and RSU awards (including performance-based RSUs), is derived from the value of our Common Shares. In allocating between short-term and long-term compensation, the Compensation Committee seeks to establish a balance between rewarding past performance and future potential, both of which it views as critical for our executives to exhibit. In that respect, the Compensation Committee designs cash bonuses to reward executives who achieve certain corporate, divisional/functional and individual objectives, while it bases grants of RSU awards on the demonstration of exceptional effort, critical skills and key talents, with a view to rewarding long-term performance. In reaching the optimal balance of salary, bonus and equity compensation, while the Compensation Committee considered the practices of the peer group, the emphasis is on our Company’s growth strategy and incentivizing management to achieve performance goals and longer-term TSR performance, as described in this Compensation Discussion and Analysis.

Base Salary

We believe competitive base salaries are necessary to attract and retain an effective management team. Base salary addresses performance of core duties for each executive role, providing an amount of fixed compensation. Base salary for each named executive officer is determined based on:

•	his or her position and responsibilities;

•	comparison data;

•	review of the named executive officer’s compensation relative to other executive officers; and

•	individual performance of the named executive officer.

Salary levels are typically reviewed annually as part of our performance review process, as well as upon a promotion or other change in job responsibilities; however, given the significance of other incentive pay, there is not an expectation that base salaries are adjusted annually as a matter of course. Therefore, the overall compensation is more closely tied with TSR performance. To the extent base salaries are adjusted, the amount of any such adjustments would reflect a review of competitive market data, particularly for the peer group, consideration of relative levels of pay internally, consideration of the individual performance of the executive and any other circumstances that the Compensation Committee determines are relevant. In 2010, only Ms. Mulligan received an increase in base salary prior to the Merger; her base salary was increased from $416,000 to $450,000.

Following the Merger, the base salaries of our Named Executive Officers (other than Mr. Pearson and Mr. Wells) were increased to reflect the new roles that they would be assuming (which, in many cases, involved significant increases in responsibilities and/or significant promotions) and market practices at the Company’s revised peer group. Mr. DeSilva’s base salary was increased from $425,000 to $750,000, Mr. Chai-Onn’s base salary increased from $278,123 to $550,000, Mr. Durham’s base salary increased from $361,179 to $400,000 (and subsequently to $445,000), and Ms. Mulligan’s base salary was increased from $450,000 to $550,000. At the time of the Merger, Mr. Loberg’s base salary was increased from $258,202 to $300,000 and, in December 2010, when Mr. Loberg assumed the role of Interim Chief Financial Officer, his base salary was increased from $300,000 to $450,000. None of these executives received any increase to their base salary during the annual salary review in March 2011.

Short-Term Incentive Pay

Because of the significant changes in the Company occurring as a result of the Merger, which closed on September 28, 2010, the post-Merger Compensation Committee elected to pay pre-Merger annual bonus awards under the legacy company incentive plans based on performance during the first three calendar quarters and to establish a bonus program for the fourth calendar quarter based on performance metrics applicable to the combined company. Of our Named Executive Officers that were employed by the Company prior to the Merger, only Mr. Durham was employed by the Company on December 31, 2010. Therefore, while the performance metrics established at the beginning of 2010 for each of our legacy Biovail Named Executive Officers are described below, only Mr. Durham received a bonus based on these metrics. The other legacy Biovail Named Executive Officers, in accordance with their severance agreements, were paid pro-rata bonuses at target levels in connection with their termination of employment.

Short-Term Incentive Pay Q1 through Q3

Prior to the Merger, our legacy Biovail Named Executive Officers participated in our Short-Term Incentive Plan (“STIP”). Awards under the STIP are calculated by taking into account the achievement of various corporate and divisional/functional objectives, and individual performance. A target bonus is established annually for each executive officer based on a percentage of the executive’s base salary. In respect of 2010, in accordance with his employment agreement, Mr. Wells’ target bonus was 100% of his base salary. In addition, in respect of 2010, our other legacy Biovail Named Executive Officers’ target cash bonuses were set at 60% of their respective base salaries, with the exception of Mr. Durham whose target cash bonus was set at 55% of base salary.

Corporate Objectives

For 2010, the corporate and divisional/functional components were given equal weight for the named executive officers, other than Mr. Wells, in order to make our executives sufficiently accountable both for their impact on their business group or division and for the impact of their business group or division on corporate performance. For Mr. Wells, short-term incentives were based 100% on the achievement of corporate goals, in recognition of his role and responsibility for, and impact on, the performance of the Company as a whole. For 2010, we established the following five key Company-wide corporate objectives: (i) Financial; (ii) Corporate and Product Development; (iii) Business Operations; (iv) Risk Management; and (v) Organization. Within the framework of the five corporate objectives described above, set out below are all material corporate objectives together with the related metrics used to measure the extent to which these objectives have been achieved.

Objective	Metric

1. Financial	• Meet or exceed the following targets:
(Target weight: 40%)	• Revenue — $848.8M
• Gross Margin — $611.5M
• Net Income — $136.6M

•   Reduce cost structure by $40-60 million fully annualized by 2010 ($15 million to be achieved through the asset divestiture program and procurement spending reduced by $3 million annualized over 2010 and 2011).

•   Hold an “Investor Day” event attended by more than 75% of analysts currently covering the Company, two analysts not covering the Company, and substantial attendance by healthcare funds and shareholders.

2. Corporate and Product Development (Target weight: 20%)
•   In license or acquire one product to achieve peak sales of $100M by 2015;
•   In license or acquire one product or group of products to achieve in market sales exceeding $50 million by 2011;
•   Devise plans specifying tasks, timelines, accountability, and desired outcome and track execution to ensure achievement
• Execute Clinical Development Plan

3. Operations (Target weight 15%)	• Successfully support in-line and future products • Execute Commercialization strategy for U.S. business
• Develop Managed Care Framework and Strategy
• Implement Corporate Integrity Agreement across US Operations
• Complete the consolidation of management operations
• Determine and effect the future for CRD by end of Q3

4. Risk Management (Target weight: 15%)	• Manage legacy litigation and regulatory inquiries to satisfactory outcomes. • Manage continuity of supply throughout final steps of manufacturing transition.
• Implement enhancements to Enterprise Risk Framework to raise the maturity of the Framework by at least one level.
• Complete the development of roll out of a Business Continuity Plan to ensure minimal impact of any unexpected events on the delivery of key business requirements

5. Organization (Target weight: 10%)	• Complete the organizational alignment to the New Strategic Focus. • Maintain high functioning executive management team.
• Ensure alignment of the organization to the Mission, Vision, and Values, establishing and implementing plans to further understanding and adoption
• Develop and implement a communication plan that furthers employee understanding of the business
• Develop and implement a philanthropy policy and plan.
• Develop and implement a Government Relations Plan for Canada, US and Barbados.

The Compensation Committee evaluates the extent to which each objective has been achieved and assigns a payout factor to each of the five categories of objectives of up to 150% of target.

Divisional/Functional Objectives

The Compensation Committee also evaluates each executive’s divisional/functional objectives, which relate to both the business group or division over which that particular executive has responsibility and the individual’s performance as head of such business group or division. The achievement of divisional/functional objectives is based on the achievement by that business group or division of its identified goals over the performance period. The divisional/functional objectives vary from business group to business group and individual to individual based on the type of contributions which are expected of each group or head of each group, as the case may be, toward our key priorities.

The divisional/functional objectives each fall within the five previously identified corporate objectives: financial; corporate and product development; business operations; risk management; and organization. Within each of these divisional/functional objective subcategories, a number of specific, measurable objectives are established that reflect each executive’s position and responsibilities. The divisional/functional objectives are reviewed and updated by the Compensation Committee on an annual basis with reference to current market practices and our compensation objectives. The human resources division objectives, applicable to Mr. Durham, were as follows:

Objective	Weighting

Complete the organizational alignment to the New Strategic Focus — including the wind-down of the Puerto Rico operation, the transition of manufacturing to Steinbach, the establishment of a US based sales force and other organizational changes as the business requires.	15
Strengthen leadership capability through the implementation of a Leadership Development program and Manager tool kit.	10
Ensure alignment of the organization to the Mission, Vision and Values, establishing and implementing plans to further employee understanding and adoption.	10
Complete a review of talent which results in the identification of key talent, the establishment of development plans and retention strategies and a succession plan outlining successors for key positions.	10
Complete review and audit of our compensation and benefits programs to ensure our Compensation and Benefits programs are aligned with our strategy of being market competitive and internally equitable.	10
Increase employee understanding and appreciation of the employment relationship by revising and enhancing communication of employee policies and programs.	10
Increase the efficiency and effectiveness of the Human Resource team through aligning HR resources to business requirements, increasing the efficiency of process, leveraging outsourcing opportunities and ensuring the effectiveness of Human Resource systems in meeting information needs.	10
Establish meaningful metrics and reporting that meets the information needs of the business.	5
Manage Human Resource expenses in accordance with the established budget.	10
Ensure HR alignment to key enterprise wide organizational initiatives including the development of the Business Continuity Plan, the Records Management Program and other Compliance initiatives, Philanthropy, etc.	5
Ensure Bridgewater, Mississauga and CRD facilities are managed with maintained in good order, experience minimal issue and with expenses managed in accordance with budget.	5

Individual Performance Multiplier

Once a preliminary assessment of an executive officer’s cash bonus has been determined based on the achievement of the corporate and divisional/functional performance components, a secondary assessment of overall individual performance is conducted that can either increase, decrease or eliminate entirely the bonus amount determined by the Compensation Committee’s assessment of such individual’s two performance components. Each officer’s overall performance is reviewed and assigned an individual performance rating. Once the performance rating is assigned, the preliminary bonus amount is increased or decreased by an individual performance multiplier within the range assigned to that particular performance rating.

Achievement of Performance Objectives for Q1 through Q3 of 2010

Following its review, the Compensation Committee determined that the Company, in the aggregate, had achieved “outstanding results” with respect to its corporate performance component objectives. Because Messrs. Wells, Gubitz and Godin and Ms. Mulligan terminated their employment with the Company prior to the end of 2010, their individual level of achievement was not determined by the Compensation Committee. With respect to Mr. Durham, his level of achievement was assessed against the achievements of the human resources division and his performance as head of the human resources division with reference to the specific goals listed above. It was determined that Mr. Durham had achieved in excess of 100% of such objectives and that his individual performance multiplier would be 1.2. Mr. Durham’s bonus payout in respect of Q1 through Q3 of 2010 was $176,400, which represents 115% of his target bonus.

Short-Term Incentive Pay Q4

Our Q4 2010 annual incentive cash bonus program (the “Q4 2010 AIP”) in effect for Named Executive Officers who continued to serve as Named Executive Officers following the Merger was based on the achievement of certain financial targets and strategic initiatives. In September, 2010, the Compensation Committee approved corporate financial goals and Company-wide strategic initiatives that applied to all Named Executive Officers. For Q4 2010, the target bonus for the CEO was 100% of his base salary and the target bonus for all other Named Executive Officers was 60% of their base salary for Q4. For each of these metrics, the executive can achieve between 100% of target for base goals and 200% for stretch goals.

The Compensation Committee allocated the components of the Q4 2010 AIP bonus as follows:

Objective	Base	Stretch	Weighting

End of 2010 annualized savings achieved	$50M	$100M	40%
Reduction of headcount in US and Canada	5%	10%	20%
Tax Savings (annualized)	$10M	$15M
Year on year prescription growth	0%	10%	20%
Organization is stable and ready to “return to growth” phase			20%

The Compensation Committee determines whether the Q4 2010 AIP performance goals have been achieved, but retains the discretion to reduce or eliminate 2010 AIP bonuses for individual executives, even if performance targets are met. In exercising negative discretion, the Compensation Committee may consider the performance of the individual named executive officer or factors, such as level of performance, minimum financial goals or cost targets, applicable to the functional area for which the named executive officer is responsible, the division to which the named executive officer belongs, or the Company as a whole.

For Q4 2010, the Compensation Committee determined that each of the financial targets were achieved at a level significantly beyond the stretch levels, and therefore, Q4 bonuses were generally paid at 200% of target levels. In addition, for the Q4 2010 annual cash incentive bonus for Messrs. Loberg and Chai-Onn, the Compensation Committee considered the extraordinary circumstances relating to the Merger and subsequent integration and the substantial increase in their responsibilities associated with operating and growing a larger, more complex business and, accordingly, decided to use its discretion to award Messrs. Loberg and Chai-Onn additional bonuses of approximately $30,000 and $57,000, respectively. Though Named Executive Officers for a portion of Q4 2010, neither Mr. Wells nor Ms. Mulligan received a performance-based bonus payment in respect of Q4 2010 because they were not employed by the Company at year end. As discussed on page 35, they did receive a payment in lieu of their bonus pursuant to their severance arrangements.

Equity-Based Incentive Compensation

The Compensation Committee believes that equity compensation aligns our executives’ interests with that of our shareholders and promotes efforts by our executives in the long-term interest of the Company. Grants of equity-based awards are determined by the Compensation Committee. Our equity-based incentive compensation is designed to align our executives’ interests with that of our shareholders, to promote efforts by our executives in the long-term interest of the Company and to incentivize long-term planning among the Company’s executives.

Pre-Merger Equity Based Incentive Compensation

Prior to the Merger, the Company’s equity-based incentive program was composed of awards of options and RSUs that vest based on the passage of time (“Time-Based RSUs”). Options expire on the fifth anniversary of the date of grant and vest and become exercisable according to the terms of the applicable award agreements as determined by the Board. Time-Based RSUs vest on the third anniversary of the date of the grant. In 2010, prior to the Merger, the Company did not grant any RSUs that vest based on the achievement of specified performance criteria (“Performance-Based RSUs”).

Post-Merger Equity Based Incentive Compensation

Many of the equity awards granted to legacy VPI Named Executive Officers vested in connection with the Merger (other than equity awards held by Mr. Pearson who waived the accelerated vesting as discussed below). Given the limited amount of unvested equity held by our senior management team following the Merger, the Compensation Committee recognized that it was critical to strengthen the alignment of the new management team with the interests of shareholders. Therefore, in order to secure, retain and incentivize our executives and to provide a means by which our executives could share in the long-term growth and profitability of the Company, shortly following the Merger, the Compensation Committee implemented a pay-for-performance compensation structure that included key elements from VPI’s compensation programs and granted options and PSUs to each of our active Named Executive Officers other than Mr. Pearson. The Compensation Committee viewed VPI’s programs as having the attributes that strongly and appropriately motivate executives and all levels of employees to achieve high levels of TSR.

Under this new compensation program, the Compensation Committee implemented guidelines to ensure that a significant portion of total compensation is directly related to the achievement of certain TSR thresholds through awards of long-term equity incentives. The active Named Executive Officers, other than Mr. Pearson, received their equity awards in connection with entering into their employment agreements described below. These grants were front-loaded and intended to incentivize performance over a three-year period. The Compensation Committee does not expect to grant equity awards to its Named Executive Officers annually.

Equity grant award levels are determined based on competitive market data, and the individual’s role, past performance and experience. The equity-based awards used to further our objectives were:

•	approximately 50% stock options Black-Scholes value; and

•	approximately 50% PSUs based on fair market value of our shares of common stock at date of grant (based on the number of shares earned assuming achievement of 15% annualized TSR).

The long-term incentive equity awards granted to Named Executive Officers in connection with the employment agreements largely reflect the incentives VPI granted to Mr. Pearson and other members of the VPI executive team prior to the Merger. These incentives were closely aligned with TSR and included:

• Stock Options —

•	Time-vested options that vest 25% per year over the first four anniversaries of grant; and

•	Provide value only when shareholders realize an increase in the value of their holdings.

•	PSUs — PSUs that vest based on the three (or four) year compounded TSR thresholds as follows:

•	No vesting for TSR less than 15%;

•	100% of PSUs vest for 15% TSR;

•	200% of PSUs vest for 30% TSR; and

•	300% of PSUs vest for 45% TSR.

Mr. Pearson was granted PSUs and stock options in connection with entering his employment agreement and amended employment agreement, as described in the discussion of employment agreements below. In addition, Mr. Chai-Onn was granted a time-based RSU award in recognition of his promotion to General Counsel of the Company and to provide additional retention incentives.

Holding Requirements

The Company believes that it is important that the interests of the CEO and the other Named Executive Officers are aligned with the interests of our shareholders. The Company has, therefore, established a policy promoting the ownership of shares by our Named Executive Officers. As outlined on page 41, the employment agreement with Mr. Pearson generally requires that the net common shares received by Mr. Pearson be held through 2017. In addition, after the Merger, the Compensation Committee determined that all Named Executive Officers would be required to own common shares representing two times the combined amount of their base salary and target annual cash bonus. To further encourage ownership, in March 2011, the Compensation Committee approved a program whereby the named executive officer will be granted one restricted share unit, subject to a vesting schedule, for each Company share purchased by the named executive officer through June 30, 2012. A similar program, providing for the grant of one restricted share unit for every two shares purchased, has been approved for non-executive senior management.

Retirement and Welfare Benefits

The retirement and welfare benefit programs are a necessary element of the total compensation package to ensure a competitive position in attracting and maintaining a committed workforce. Participation in these programs is not tied to performance.

Our specific contribution levels to these programs are adjusted annually to maintain a competitive position while considering costs.

•	Retirement Savings Plan — All employees in the United States previously employed by VPI, including Messrs. Pearson, Loberg, De Silva and Chai-Onn, are eligible to participate in a tax-qualified retirement savings plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). Eligible employees are able to contribute to the Retirement Savings Plan, on a before-tax basis, the lesser of (a) up to 50% of their annual salary or (b) the limit prescribed by the Internal Revenue Code. The Company matches 50% of the first 6% of pay that is contributed to the Retirement Savings Plan. All employee contributions to the Retirement Savings Plan are fully vested upon contribution; matching contributions vest at 20% per year of employment. All employees in the United States previously employed by Biovail, including Mr. Durham, are eligible to participate in another tax-qualified retirement savings plan under the Code. Eligible employees are able to contribute to this Retirement Savings Plan, on a before-tax basis, the lesser of (a) up to 100% of their annual salary or (b) the limit prescribed by the Internal Revenue Code. The Company matches 100% of the first 6% of pay that is contributed to this Retirement Savings Plan. Employee contributions to this Retirement Savings Plan are fully vested upon contribution; matching contributions vest immediately.

•	Welfare Plans — Our executives were also eligible to participate in our broad-based welfare benefits plans (including medical, dental, vision, life insurance and disability plans) upon the same terms and conditions as other employees.

Executive Benefits and Perquisites

We provided Named Executive Officers with perquisites and other personal benefits that we and the Compensation Committee believe are reasonable and consistent with our overall compensation program to better enable us to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to Named Executive Officers. The Compensation Committee intends to maintain only those perquisites and other benefits that it determines to be necessary components of total compensation and that are not inconsistent with shareholder interests.

Attributed costs of the personal benefits described above for the Named Executive Officers for the fiscal year ended December 31, 2010, are included in the column entitled “All Other Compensation” of the Summary Compensation Table.

Employment Agreements

To foster the retention of our key management team particularly in light of the Merger, in connection with or shortly following the Merger, we entered into an employment agreement with each of our active Named Executive Officers.

Pearson 2010 Agreement

Mr. Pearson’s employment agreement with the combined company was entered into in connection with the Merger and is on substantially similar terms to Mr. Pearson’s pre-Merger contract with VPI. As discussed above, under the terms of Mr. Pearson’s employment agreement with VPI, certain of Mr. Pearson’s outstanding VPI equity awards were scheduled to vest upon the Merger but in connection with the Merger, Mr. Pearson agreed to waive this accelerated vesting. Therefore, Mr. Pearson’s outstanding equity awards were equitably converted into equity awards of the combined company. In addition, the agreement, as modified after the Merger, restricts Mr. Pearson’s ability to sell, assign, transfer or otherwise dispose of shares acquired upon the settlement or exercise of any equity awards until the earliest of February 1, 2014, a change in control (excluding the Merger and any subsequent change in control where Mr. Pearson serves as the CEO of the ultimate parent company), death, disability, and involuntary termination of employment without Cause or for Good Reason. In connection with agreeing to waive accelerated vesting of equity and lengthen his share holding period, and to further incentivize Mr. Pearson, Mr. Pearson was granted a new award of 486,114 performance-based restricted share units of the combined company under the 2007 Equity Compensation, that will vest based on the achievement of compound annual TSR of the combined company between 45% and 60% through February 1, 2014, measured off a base price of $13.37 per share (which was determined based on the base price of the performance share units he was awarded by VPI in 2009 as adjusted to reflect the pre-Merger special dividend and the exchange ratio).

Pearson 2011 Agreement

Mr. Pearson’s employment agreement was further modified in March 2011 to reflect Mr. Pearson’s assumption of the role of Chairman of the Board of Directors and extension of the term of this employment. The 2011 Pearson agreement extends the term of Mr. Pearson’s employment agreement to February 1, 2017 (the term of the 2010 Pearson agreement would have expired on February 1, 2014). Beginning February 1, 2017, the term of the agreement will automatically renew for successive one year periods unless either party gives notice of non-renewal.

Pursuant to the 2011 Pearson agreement, Mr. Pearson’s base salary will be $1,600,000, his target bonus opportunity will remain at 100% of his base salary, and his maximum bonus opportunity will remain at 200% of his base salary. The 2011 Pearson agreement provides for the grant, subject to shareholder approval of a new incentive plan, of (i) an option to acquire 500,000 Company common shares at an exercise price equal to the greater of $54.76 and the fair market value of the Company’s common shares on the date of grant and (ii) 120,000 PSUs with a base price of $54.76 (with the potential to earn between zero and 480,000 PSUs depending on performance, as described below). The options vest ratably over a period of four years subject to Mr. Pearson’s continued employment with the Company through the applicable vesting date. The PSUs vest based on achievement of the following performance metrics (applying linear interpolation for performance between the applicable thresholds): if the TSR over the three year measurement period is less than 15% over the base price, none of the PSUs will vest; if the TSR over the three year measurement period is 15% over the base price (that is, the Company’s common shares are valued at $83.28), 120,000 of the PSUs will vest; if the TSR over the three year measurement period is 30% over the base price (that is, the Company’s common shares are valued at $120.31), 240,000 of the PSUs will vest; if the TSR over the three year measurement period is 45% over the base price (that is, the Company’s common shares are valued at $166.94),

360,000 of the PSUs will vest; and if the TSR over the three year measurement period is 60% or greater over the base price (that is, the Company’s common shares are valued at $224.30), 480,000 of the PSUs will vest. The three year TSR measurement period applicable to the vesting of the PSUs shall begin on the earlier of (i) the common stock of the Company reaching a value of $54.76 (based on a 20-trading-day average), or (ii) February 1, 2014. In the event of a change in control of the Company, the PSUs will be converted into a number of time-based units, such number to be based on the value of the Company’s shares at the time of the change in control. The options and PSUs are generally subject to other terms and conditions consistent with the terms and conditions of the option and PSU grants previously made to Mr. Pearson (including provisions governing the potential for acceleration of the PSUs based on the achievement of “stretch” performance goals prior to the end of the three year measurement period and provisions governing the treatment of Mr. Pearson’s options and PSUs on certain terminations of employment). In addition, the 2011 Pearson Agreement generally extends the period during which Mr. Pearson’s ability to sell, assign, transfer or otherwise dispose of shares acquired upon the settlement or exercise of all equity awards is restricted; these restrictions will remain in effect until the earliest of February 1, 2017, a change in control (excluding any subsequent change in control following which Mr. Pearson serves as the CEO of the ultimate parent company), death, disability, and involuntary termination of employment without Cause or for Good Reason. The Compensation Committee determined that the aspirational TSR targets reflected in the equity granted to Mr. Pearson, the extended term of his 2011 agreement and the share holding commitments undertaken by Mr. Pearson align to motivate Mr. Pearson to strive to achieve long-term TSR performance at potentially extraordinary levels.

Other Named Executive Officers

To foster the retention of our key management team particularly in light of the Merger, we entered into an employment agreement with each of our active Named Executive Officers shortly following the Merger (except for Mr. Loberg who was appointed in December 2010 and does not currently have an employment agreement with the Company). A detailed description of these employment agreements is set forth on page 50.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code, which provides that we may not deduct compensation in excess of $1,000,000 that is paid to certain individuals unless that compensation is performance based and meets other requirements. While historically our compensation programs were not designed with a focus on Section 162(m), because much of the compensation paid to our Named Executive Officers was deductible by non-U.S. companies, beginning in 2011 and on an ongoing bases, subject to shareholder approval of our 2011 Omnibus Incentive Plan and the amendment to our 2007 Equity Compensation Plan, we intend to develop our compensation plans such that compensation paid under management incentive plans is fully deductible for federal income tax purposes. Consistent with this intent, the Company is seeking shareholder approval of the 2011 Omnibus Incentive Plan and of an amendment to the 2007 Equity Compensation, both of which are designed to increase the deductibility of compensation paid to our Named Executive Officers. However, in certain situations, the Compensation Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for our executive officers.

Accounting for Stock-Based Compensation

We account for stock-based payments including grants under the 2007 Plan, in accordance with the requirements of FASB ASC Topic 718 (formerly, FASB Statement 123(R)).

COMPENSATION COMMITTEE REPORT

The Report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee of our Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee
Robert N. Power, Chairperson
G. Mason Morfit
Norma A. Provencio

SUMMARY COMPENSATION TABLE

The following table sets forth the annual and long-term compensation awarded to or paid to the Named Executive Officers for services rendered to the Company in all capacities during the year ended December 31, 2010.

							Non-Equity
				Stock		Option	Incentive Plan		All Other
		Salary	Bonus	Awards		Awards	Compensation		Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)		($)(2)	($)		($)(3)	($)

Current Officers
J. Michael Pearson(4)(5)	2010	387,500	—	3,606,966	(6)	—	750,000	(7)	10,867	4,755,333
Chief Executive Officer
Philip W. Loberg(5)	2010	66,702	—	356,400	(6)	180,000	95,842	(7)	4,442	703,386
Executive Vice President,
Interim Chief Financial Officer
Rajiv De Silva(5)	2010	163,958	—	1,514,700	(6)	1,110,000	192,500	(7)	807	2,981,965
President and Chief Operating Officer, Specialty Pharmaceuticals
Robert R. Chai-Onn(5)	2010	117,161	—	1,462,950	(6)(8)	1,050,000	194,705	(7)	274	2,824,816
Executive Vice President,
General Counsel and Corporate Secretary
Mark Durham	2010	376,337	—	628,038	(6)(8)	704,250	295,000	(9)	18,510	2,022,135
Senior Vice President,	2009	361,179	—	1,049,938		68,250	—		18,491	1,497,858
Human Resources	2008	372,399	—	82,875		80,250	—		18,065	553,589
Former Officers
William Wells (10)	2010	3,642,341	—	1,533,281	(6)(8)	516,605	—		7,328,832	13,021,059
Chief Executive Officer	2009	860,085	—	1,329,531		102,421	1,289,484		107,686	3,689,207
	2008	573,520	—	2,151,250		162,000	860,000		584,809	4,331,579
Margaret Mulligan(10)	2010	472,917	—	1,429,938	(6)(8)	1,394,250	—		3,400,435	6,697,540
Executive Vice-President,	2009	415,214	—	1,049,938		68,250	248,792		—	1,782,194
Chief Financial Officer	2008	130,555	—	—		—	216,531		—	347,086
Gilbert Godin	2010	393,462	—	112,125	(8)	413,100	—		6,827,411	7,746,098
Executive Vice-President,	2009	500,000	—	1,554,375		81,900	436,326		12,776	2,585,377
Chief Operating Officer	2008	509,076	—	82,875		80,250	435,547		4,209	1,111,957
Gregory Gubitz(10)	2010	466,578	—	93,438	(8)	344,250	—		5,326,934	6,231,200
Senior Vice-President,	2009	427,302	—	1,049,938		80,069	314,218		4,151	1,875,678
Corporate Development and General Counsel	2008	413,681	—	82,875		80,250	240,323		—	817,129

(1)	For 2010, this column represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for all stock awards granted in 2010.

(2)	For 2010, this column represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for all options awarded in 2010. Assumptions used in the calculation of these amounts are included in note 17 to our financial statements for the fiscal year ended December 31, 2010.

(3)	The following tables set forth all other compensation provided to the Named Executive Officers for 2010.

		Group
	Executive	Term Life	Whole Life		Annual	Relocation	Entertainment	Severance
Name	Allowance(A)	Insurance	Insurance	401(k) Match	Physical	Expense	Allowance	Payout(B)

Current Officers
J. Michael Pearson	9,042	677	670	478	—	—	—	—
Philip W. Loberg	—	532	715	1,634	1,562	—	—	—
Rajiv De Silva	—	295	412	—	—	100	—	—
Robert R. Chai-Onn	—	274	—	—	—	—	—	—
Mark Durham	—	985	—	14,700	2,825	—	—	—
Former Officers
William Wells	—	—	—	18,333	2,825	—	3,088	2,097,738
Margaret Mulligan	—	—	—	—	2,246	—	—	1,863,235
Gilbert Godin	—	836	—	10,325	2,825	—	—	1,699,471
Gregory Gubitz	—	—	—	10,978	2,246	—	—	1,359,143

	Housing	Car				Outplacement	Accelerated Equity
Name	Allowance	Allowance	Tax Services	Cobra	Medical	Services	Vesting

Current Officers
J. Michael Pearson	—	—	—	—	—	—	—
Philip W. Loberg	—	—	—	—	—	—	—
Rajiv De Silva	—	—	—	—	—	—	—
Robert R. Chai-Onn	—	—	—	—	—	—	—
Mark Durham	—	—	—	—	—	—	1,147,234
Former Officers
William Wells	20,000	50,477	10,000	21,583	—	—	5,104,788
Margaret Mulligan	—	—	—	—	6,264	20,000	1,508,690
Gilbert Godin	—	—	—	43,682	—	—	5,070,272
Gregory Gubitz	—	—	—	—	6,264	—	3,948,303

(A)	The executive allowance is intended to be used for automobile leases, financial planning, supplemental life insurance and/or a health fitness membership.

(B)	Executives received severance payments in connection with their termination of employment. The amounts listed include severance amounts paid under their respective agreements. The amounts for Messrs. Godin and Gubitz and Ms. Mulligan also include the value of accrued vacation days that were paid upon termination. The severance payments are described under “Potential Payments Upon Termination or Change in Control,” below.

(4)	Mr. Pearson also served as a member of our Board. Mr. Pearson did not receive additional compensation of any kind for his services as a Board member.

(5)	Only compensation related to the period following the Merger is included. Compensation awarded by other companies during 2010 prior to the Merger is excluded.

(6)	Included in the value of stock awards is the grant date fair value of PSU awards that are subject to certain performance conditions related to TSRs for Messrs. Pearson ($3,606,966), Loberg ($356,400), De Silva ($1,514,700), Chai-Onn ($1,336,500), Durham ($534,600), Wells ($1,393,125) and Ms. Mulligan ($1,336,500) which were calculated based on the probable outcome of the performance conditions related to these awards in accordance with FASB ASC 718. The following table shows the fair value of each award on the date of grant if the value of these grants would have been calculated assuming a conversion into the maximum number of Common Shares.

Fair
Value of
Named Executive Officer	Awards

Pearson	12,575,769
Loberg	1,517,400
De Silva	6,448,950
Chai-Onn	5,690,250
Durham	2,276,100
Wells	1,868,750
Mulligan	5,690,250

(7)	The amounts included are for performance bonuses earned under the Annual Incentive Cash Bonus Program from September 28, 2010 to December 31, 2010, but paid in the following year.

(8)	Included in the value of stock awards is the grant date fair value of time-based RSU awards for Messrs. Chai-Onn ($126,450), Durham ($93,438), Wells ($140,156), Godin ($112,125), Gubitz ($93,438) and Ms. Mulligan ($93,438). The grant date fair value of time-based RSUs is estimated based on the trading price of the Company’s common shares on the date of grant.

(9)	The amounts included are for performance bonuses earned under the Short Term Incentive Plan from January 1, 2010 to September 27, 2010 and the Annual Incentive Cash Bonus Program from September 28, 2010 to December 31, 2010, but paid in the following year.

(10)	Mr. Wells was paid his base salary in a combination of CDN dollars based on an average exchange ratio of 1.0342 and Barbados dollars based on an average exchange ratio of 0.50. Ms. Mulligan was paid her base salary in CDN dollars based on an average exchange rate of 1.036. Mr. Gubitz was also paid base salary in CDN dollars based on an average exchange ratio of 1.0342.

Grants of Plan-Based Awards

												All Other	All Other
												Stock	Option
												Awards:	Awards:
								Estimated Future				Number	Number		Exercise
		Estimated Future Payouts						Payouts Under				of	of		or Base
		Under Non-Equity Incentive						Equity Incentive				Shares of	Securities		Price of	Full Grant
		Plan Awards						Plan Awards				Stock or	Underlying		Option	Date Fair
	Grant	Threshold		Target		Maximum		Target		Maximum		Units	Options		Awards(1)	Value(2)
Name	Date	($)		($)		($)		(#)		(#)		(#)	(#)		($/Sh)	($)

Current Officers

J. Michael Pearson	10/04/10							486,114	(3)	1,458,342	(3)					3,606,966
	N/A	0	(4)	1,500,000	(4)	3,000,000	(4)

Philip W. Loberg	11/11/10												30,000	(5)	26.41	180,000
	11/11/10							20,000	(3)	60,000	(3)					356,400
	N/A	0	(4)	109,162	(4)	218,323	(4)

Rajiv De Silva	11/11/10												185,000	(5)	26.41	1,110,000
	11/11/10							85,000	(3)	255,000	(3)					1,514,700
	N/A	0	(4)	287,500	(4)	575,000	(4)

Robert R. Chai-Onn	11/11/10											5,000 (6)				126,450
	11/11/10							75,000	(3)	225,000	(3)					1,336,500
	11/11/10												175,000	(5)	26.41	1,050,000
	N/A	0	(4)	132,993	(4)	265,987	(4)

Mark Durham	2/17/10											6,250 (7)				93,438
	3/8/10												75,000	(8)	15.33	344,250
	11/11/10												60,000	(5)	26.41	360,000
	11/11/10							30,000	(3)	90,000	(3)					534,600
	N/A	0	(9)	211,216	(9)	342,209	(9)

Former Officers

William Wells	2/17/10											9,375 (7)				140,156
	2/17/10							62,500	(10)	125,000	(10)					1,393,125
	3/8/10												112,550	(8)	15.33	516,605
	N/A	0		645,000		782,063

Margaret Mulligan	2/17/10											6,250 (7)				93,438
	3/8/10												75,000	(8)	15.25	344,250
	11/11/10												175,000	(5)(11)	26.41	1,050,000
	11/11/10							75,000	(3)(11)	225,000	(3)(11)					1,336,500
	N/A	0		288,816		469,787

Gilbert Godin	2/17/10											7,500 (7)				112,125
	3/8/10												90,000	(8)	15.33	413,100

Gregory Gubitz	2/17/10											6,250 (7)				93,438
	3/8/10												75,000	(7)	15.25	344,250

(1)	This column shows the exercise price for the stock options granted.

(2)	Unless provided otherwise, this column shows the grant date fair value of each equity award computed in accordance with FASB ASC Topic 718.

(3)	These amounts show the potential number of PSUs that may convert into Common Shares only if the TSR meets or exceeds certain thresholds on November 1, 2013, February 1, 2014 and May 1, 2014 (the “Initial Measurement Date”) or November 1, 2014, February 1, 2015 and May 1, 2015 if not achieved at the Initial Measurement Date.

(4)	These amounts show the potential value of the payout for such Named Executive Officer under the same terms as the 2010 Annual Incentive Cash Bonus Plan if the threshold, target or maximum goals are satisfied for meeting 2010 initiatives. The method for determining these payouts is described under “Compensation Discussion and Analysis” in “Executive Compensation and Related Matters.”

(5)	These stock options vest in four equal installments on October 8, 2011, 2012, 2013 and 2014, subject to the Named Executive Officer’s continued employment through the relevant vesting date.

(6)	These restricted share units vest in three equal installments on October 8, 2011, 2012 and 2013, subject to the Named Executive Officer’s continued employment through the relevant vesting date.

(7)	These restricted share units vest on the third anniversary of the date of grant, subject to the Named Executive Officer’s continued employment through the relevant vesting date.

(8)	These stock options vest equally in each of the three years following the date of grant, subject to the Named Executive Officer’s continued employment through the relevant vesting date.

(9)	These amounts show the potential value of the payout for such Named Executive Officer (i) based on the performance period for the period of January 1, 2010 through September 27, 2010, in accordance with Biovail’s 2010 Short Term Incentive Plan, and (ii) based on the performance period of October 1, 2010 through December 31, 2010 in accordance with the terms of Valeant’s U.S. Bonus Plan. Under the Valeant U.S. Bonus Plan, 20% of the payout is based on Company performance and 80% on individual performance, and discretionary adjustments (up or down) are permissible based on management’s review.

(10)	These amounts show the potential number of PSUs that may convert into Common Shares subject to specified performance objectives over the performance period, tied to our TSR as compared to that of a specified comparator group.

(11)	These amounts were forfeited upon Ms. Mulligan’s termination.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on the holdings of stock options and stock awards by the Named Executive Officers as of December 31, 2010. This table includes unexercised and unvested option awards and unvested restricted share units and performance share units. Each equity grant is shown separately for each Named Executive Officer. The market value of the stock awards is based on the closing market price of our Common Shares on December 31, 2010, which was $28.29.

		Option Awards					Stock Awards
										Equity
										Incentive
									Equity	Plan
									Incentive	Awards:
									Plan	Market or
									Awards:	Payout
									Number	Value
									of	of
								Market	Unearned	Unearned
		Number	Number				Number	Value of	Shares,	Shares,
		of	of				of Shares	Shares or	Units or	Units or
		Securities	Securities				or Units	Units of	Other	Other
		Underlying	Underlying				of Stock	Stock	Rights	Rights
		Unexercised	Unexercised		Options		That Have	That Have	That Have	That Have
		Options	Options		Exercise	Option	Not	Not	Not	Not
	Date of	(#)	(#)		Price	Expiration	Vested	Vested	Vested	Vested
Name	Grant *	Exercisable	Unexercisable		($)	Date	(#)	($)	(#)	($)

Current Officers
J. Michael Pearson	10/01/10								502,998 (1)	14,229,813
	12/01/09	349,724	1,049,172	(2)	13.37	02/01/2019
	12/01/09						580,676 (3)	16,427,324
	12/01/09								503,000 (1)	14,229,870
	08/11/08						74,458 (4)	2,106,417
	07/10/08						286,619 (4)	8,108,452
	06/10/08						73,682 (4)	2,084,464
	02/01/08	1,433,297	1,433,296	(5)	4.36	02/01/2018
	02/01/08								750,920 (6)	21,243,527
Philip Loberg	11/11/10	—	30,000	(7)	26.41	11/11/2015
	03/03/10	—	62,636	(5)	13.75	03/03/2017
	10/30/07	8,744	8,742	(5)	5.29	10/30/2017
	10/31/06	13,989	—		6.68	10/31/2016
	11/11/10								20,694 (8)	585,433
Rajiv De Silva	11/11/10	—	185,000	(7)	26.41	11/11/2015
	03/03/10	—	208,790	(5)	13.75	03/03/2017
	01/05/09	—	247,872	(5)	8.11	01/05/2019
	11/11/10								87,952 (8)	2,488,162
	09/10/09						19,555 (4)	553,211
	03/10/09						25,174 (4)	712,172
	01/05/09						31,491 (9)	890,880
Robert Chai-Onn	11/11/10	—	175,000	(7)	26.41	11/11/2015
	03/03/10	—	62,636	(5)	13.75	03/03/2017
	10/30/07	10,491	3,497	(5)	5.29	10/30/2017
	10/31/06	44,764	—		6.68	10/31/2016
	11/01/05	41,966	—		6.33	11/01/2015

Option Awards	Stock Awards
Equity
Incentive
Equity	Plan
Incentive	Awards:
Plan	Market or
Awards:	Payout
Number	Value
of	of
Market	Unearned	Unearned
Number	Number	Number	Value of	Shares,	Shares,
of	of	of Shares	Shares or	Units or	Units or
Securities	Securities	or Units	Units of	Other	Other
Underlying	Underlying	of Stock	Stock	Rights	Rights
Unexercised	Unexercised	Options	That Have	That Have	That Have	That Have
Options	Options	Exercise	Option	Not	Not	Not	Not
Date of	(#)	(#)	Price	Expiration	Vested	Vested	Vested	Vested
Name	Grant *	Exercisable	Unexercisable	($)	Date	(#)	($)	(#)	($)

08/09/04	24,250	—	6.70	08/09/2014
11/11/10	5,173	(10)	146,344
11/11/10	77,605	(8)	2,195,445
Mark Durham	11/11/10	—	60,000	(7)	26.41	11/11/2015
03/08/10	—	75,000	(11)	15.33	03/08/2015
03/09/09	25,000	50,000	(11)	10.86	03/09/2014
04/01/08	50,000	25,000	(11)	10.83	04/01/2013
03/22/07	75,000	—	22.05	03/22/2012
03/30/06	50,000	—	24.50	03/30/2011
11/11/10	31,042	(8)	878,178
02/17/10	6,557	185,498
02/25/09	6,919	195,739
03/12/08	7,906	223,661
Former Officers
William Wells	33,325	942,764
Margaret Mulligan	03/08/10	—	75,000	(12)	15.25	03/11/2011
03/09/09	25,000	50,000	(12)	10.86	03/11/2011
02/17/10	6,557	185,498
02/25/09	6,919	195,739
Gilbert Godin	03/22/07	100,000	—	22.05	02/01/2011
05/23/06	100,000	—	25.78	02/01/2011
Gregory Gubitz	03/30/06	50,000	—	28.50	02/01/2011

*	-For a better understanding of this table, we have included an additional column showing the grant date of the stock options and stock awards.

(1)	These 502,998 and 503,000 PSUs could vest in up to 3,017,994 Common Shares subject to specified performance criteria tied to TSR as measured on November 1, 2013, February 1, 2014 and May 1, 2014 or November 1, 2014, February 1, 2015 and May 1, 2015 if not achieved at the Initial Measurement Dates.

(2)	These stock options vest in four equal installments on February 1, 2012, 2013, 2014 and 2015, subject to the Named Executive Officer’s continued employment through the relevant vesting date.

(3)	The restricted share units vest monthly over a three-year period beginning on March 1, 2011, subject to the Named Executive Officer’s continued employment through the relevant vesting date.

(4)	The restricted share units vest equally in each of the four years following the date of grant, subject to the Named Executive Officer’s continued employment through the relevant vesting date.

(5)	The stock options vest in four equal parts beginning one year following the date of grant and on each subsequent anniversary of the date of grant, subject to the Named Executive Officer’s continued employment through the relevant vesting date.

(6)	These 750,920 PSUs could vest in up to 1,501,840 Common Shares subject to specified performance criteria tied to TSR over a three year performance period, or four years if not achieved at the end of the three year performance period.

(7)	These stock options vest in four equal installments on October 8, 2011, 2012, 2013 and 2014, subject to the Named Executive Officer’s continued employment through the relevant vesting date.

(8)	The following table shows the maximum number of Common Shares that could be awarded under each of these PSUs, subject to specified performance criteria tied to TSR as measured on November 1, 2013, February 1, 2014 and May 1, 2014 or November 1, 2014, February 1, 2015 and May 1, 2015 if not achieved at the Initial Measurement Dates.

Named Executive Officer	Maximum Shares under PSUs

Loberg	62,082
De Silva	263,856
Chai-Onn	232,815
Durham	93,126

(9)	The restricted share units consist of a new hire grant that vest equally in each of the three years following the date of grant, subject to the Named Executive Officer’s continued employment through the relevant vesting date.

(10)	These restricted share units vest in three equal installments on October 8, 2011, 2012, and 2013, subject to the Named Executive Officer’s continued employment through the relevant vesting date.

(11)	The stock options vest in three equal parts beginning one year following the date of grant and on each subsequent anniversary of the date of grant, subject to the Named Executive Officer’s continued employment through the relevant vesting date.

(12)	The stock options vested on February 28, 2011.

Option Exercises and Stock Vested

The following table provides information regarding option exercises by the Named Executive Officers during 2010 and vesting of restricted share units and performance share units held by the Named Executive Officers during 2010.

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise	Acquired on Vesting	on Vesting
Name	(#)	($)	(#)	($)

Current Officers
J. Michael Pearson	—	—	—	—
Philip W. Loberg	213,326	4,343,079	34,972	876,398
Rajiv De Silva	18,277	345,253	—	—
Robert R. Chai-Onn	59,681	1,114,841	13,988	350,539
Mark Durham	60,000	335,387	51,329	2,681,427
Former Officers
William Wells	375,100	5,767,338	295,081	14,904,647
Margaret Mulligan	—	—	51,329	2,681,427
Gilbert Godin	255,000	3,555,160	99,902	4,613,184
Gregory Gubitz	371,321	4,136,212	71,733	3,209,495

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Current Officers

Pearson

The Company is a party to an employment agreement with Mr. Pearson, which was amended in March, 2011 as amended, the “CEO Agreement”. Pursuant to the CEO Agreement, Mr. Pearson is entitled to a cash severance payment on a qualifying termination of employment by the Company without Cause (as defined in the CEO Agreement) or by Mr. Pearson for Good Reason (as defined below) equal to the sum of two times Mr. Pearson’s base salary plus $3,000,000 and a pro-rated annual bonus based on actual performance of the combined company. If Mr. Pearson is terminated by the Company without Cause or by Mr. Pearson for Good Reason in either case within 12 months following a change in control of the Company, he would be entitled to a cash severance payment equal to three times the sum of his base salary and target bonus, a pro-rata target bonus, and continued health and welfare benefits for two years. In addition, on termination of Mr. Pearson’s without Cause or for Good Reason or as a result of his death or disability, the vesting and exercisability of Mr. Pearson’s options will be accelerated and the vesting of certain awards of restricted share units will vest and the performance thresholds applicable to the performance-based restricted share units will be assessed through termination and a number of units will vest upon termination based on that performance (except that with respect to performance-based share units granted to Mr. Pearson in 2010, accelerated vesting will only occur if he is terminated after February 1, 2011, with the pro-ration based on the number of completed months elapsed from February 1, 2011 to the date of termination divided by 36 months). “Good Reason” is defined under the CEO Agreement to generally include (i) a diminution of duties and responsibilities, including removing Mr. Pearson as Chairman of the Board of Directors for any reason other than compliance with applicable law or stock exchange rules, (ii) any reduction in base salary or target bonus (other than any reduction expressly permitted by the CEO Agreement), and (iii) a material breach by the Company of a material provision of the CEO Agreement. Mr. Pearson will be subject to covenants not to compete with the Company, and not to solicit employees, during his employment and for a period of 12 months thereafter.

Loberg

The Company is not a party to a formal employment agreement with Mr. Loberg and therefore he is not currently eligible for severance benefits on termination of employment. Each of the equity awards held by Mr. Loberg are subject to accelerated vesting, or an earlier assessment of the achievement of applicable performance targets, in the event of the executive’s termination of employment under certain circumstances or the event of a change in control of the Company. The discussion of equity award treatment below, under the heading “De Silva, Chai-Onn, Durham” is also applicable to Mr. Loberg.

De Silva, Chai-Onn and Durham

The Company has entered into employment letters with each of Mr. De Silva, Mr. Chai-Onn, and Mr. Durham (the “executives”). In the event of the termination of the executive’s employment by the Company without cause (as defined in the employment letters) or by the executive for Good Reason (which includes a diminution in responsibility, compensation reduction, or the Company’s material breach of a material provision of the letter agreement), the executive would be entitled to a cash severance payment equal to 1.6 times the executive’s base salary (or, in the event of a termination without Cause or for Good Reason either in contemplation of or within 12 months following a change in control of the Company, two times the sum of the executive’s base salary and target annual bonus), a pro-rata annual bonus based on the lesser of actual performance of the Company and target, continued health and welfare benefits for 12 months, and outplacement services up to $20,000. The equity awards granted pursuant to the terms of the letter agreement are subject to forfeiture on the executive’s termination of employment except as described below. If the executive is terminated by the Company without Cause or by the executive for Good Reason in either case within 12 months following a change in control of the Company, or in the event the executive’s employment terminates as a result of his death, the vesting and exercisability of the executive’s options will be accelerated. In addition, if the executive is terminated by the Company without Cause or by the executive for Good Reason or if the executive’s employment terminated as a result of his or her disability, in each case after October 25, 2011, or as a result of the executive’s death, the performance thresholds applicable to the performance share units will be assessed through termination and a pro rata portion of such units will vest upon termination based on a fraction, the numerator of which is the number of days from the date of grant through termination, and the denominator of which is the number of days from the date of grant through October 25, 2013 (or, in the event of the executive’s death, the performance thresholds applicable to the performance share units will be assessed through termination and a non-pro rata portion of such units will vest upon termination). In the event of a change in control of the Company, the performance-based restricted share units will be converted into time-based restricted share units equal to the number of restricted share units that would have vested based on performance through the change in control. Each executive is required to comply with any share ownership requirements adopted by the Company. One-third of the time-based restricted share units granted to Mr. Chai-Onn will vest on each of October 8, 2011, 2012 and 2013, subject to Mr. Chai-Onn’s continued employment on the applicable vesting date; provided that in the event of termination by the Company without Cause or by Mr. Chai-Onn for Good Reason within 12 months following a change in control of the Company, or in the event the executive’s employment terminates as a result of his death, the vesting of the time-based restricted share units will be accelerated to the date of termination. Each executive is subject to a covenant not to solicit employees during the executive’s employment and for a period of 12 months thereafter.

In addition to the post-Merger equity awards granted to the executives in connection with entering into their letter agreements, the executives continue to hold equity awards granted to them prior to the Merger. If, prior to September 27, 2011, Messrs. De Silva, Chai-Onn, or Durham are terminated by the Company without Cause or terminate employment for Good Reason (as defined for purposes of the pre-merger equity awards), or, except as described below for Mr. Durham, their employment terminates as a result of their death or disability, the vesting of all pre-merger equity awards held by the terminated executive accelerates to such termination date. In the event that Mr. Durham’s employment is terminated by reason of his death or disability, his pre-Merger option grants will be forfeited and his pre-Merger restricted stock unit awards will vest on a pro-rata basis.

Former Officers

Wells

On December 12, 2010, Mr. Wells resigned from his positions as Non-Executive Chairman and as a Director of the Company and as President and Chairman of Biovail Laboratories International SRL (“BLS”). In connection with Mr. Wells’ resignation from his positions as Non-Executive Chairman and as a Director of the Company, Mr. Wells entered into a separation agreement with the Company pursuant to which the Company agreed to pay Mr. Wells $480,769 (representing the cash value of the general services fee that Mr. Wells would have received had he continued to serve as Non-Executive Chairman and as a Director of the Company through the date of the 2012 Annual Meeting of Shareholders), subject to Mr. Wells executing and not revoking a full release of claims in favor of the Company and its affiliates.

In addition, in connection with Mr. Wells’ resignation from his positions as President and Chairman of BLS, Mr. Wells entered into a separation agreement with BLS and the Company (the “BLS separation agreement”). Pursuant to the BLS separation agreement, BLS (i) paid to Mr. Wells a lump sum amount equal to the excess of $860,000 over the aggregate amount of the transition services fees previously paid to Mr. Wells for his services to BLS, (ii) transferred to Mr. Wells the automobile used by Mr. Wells in Barbados, and (iii) is responsible for paying the rental fees for the accommodations used by Mr. Wells in Barbados for the remainder of the existing lease term. The receipt of the foregoing was subject to Mr. Wells executing a release of claims.

Mulligan

On December 20, 2010, Ms. Mulligan resigned from her position as Executive Vice President, Chief Financial Officer of the Company. In connection with Ms. Mulligan’s resignation from her positions, Ms. Mulligan entered into a separation agreement with the Company pursuant to which Ms. Mulligan, (i) was paid of US$1,784,787, and (ii) received accelerated vesting of any unvested equity compensation awards held by Ms. Mulligan as of December 20, 2010, other than those equity awards granted to Ms. Mulligan in November 2010. On December 23, 2010, the Company also entered into a consulting agreement with Ms. Mulligan. Pursuant to the consulting agreement, Ms. Mulligan will provide up to six months of consulting services to the Company and shall be paid US$40,000 per month during the consulting term. The receipt of the foregoing was subject to Ms. Milligan executing a release of claims.

Godin and Gubitz

Effective as of the closing of the Merger on September 28, 2010, Mr. Godin and Mr. Gubitz each resigned from employment with the Company. Pursuant to their employment agreements, each of Messrs. Godin and Gubitz received enhanced severance benefits equal to (1) two times the executive’s base salary (calculated using the highest annual base salary in the three years prior to the date of employment termination); (2) two times the executive’s target level of annual incentive compensation under Biovail’s Short-Term Incentive Plan for 2009; and (3) acceleration of any unvested equity compensation awards held by the executive. In addition, the vesting of each of the executive’s performance-based restricted share units was determined based on performance during the applicable performance period through termination of employment. The receipt of the payments described above was subject to the officer executing a release of claims.

Termination/Change in Control(1)

				Accelerated
	Cash		Benefits and	Option	Accelerated RSU
	Severance		Perquisites	Vesting	Vesting
Name	($)		($)(2)	($)(3)	($)(4)

Current Officers
J. Michael Pearson	10,500,000	(5)	339,834	49,952,420	94,344,661
Philip W. Loberg	559,162		31,861	1,168,193	—
Rajiv De Silva	2,075,000	(6)	44,180	8,385,664	2,140,987
Robert R. Chai-Onn	1,365,986	(6)	43,615	1,320,158	537,171
Mark Durham	991,538	(6)	29,532	2,392,800	604,897
Former Officers(7)
William Wells	2,097,738		123,481	5,354,428	14,850,265
Margaret Mulligan	1,804,145		28,510	2,363,250	388,244
Gregory Gubitz	1,341,341		19,488	3,643,862	3,209,495
Gilbert Godin	1,699,471		57,668	3,932,250	4,613,184

(1)	This table includes estimated amounts payable assuming each Named Executive Officer’s employment was terminated on December 31, 2010 by us without cause or by the Named Executive Officer for good reason within 12 months following a change in control. The 2007 Plan provides for a reduction in benefits paid as a result of a change in control if the acceleration of the vesting and exercisability of any stock awards, together with payments and other benefits of a participant in the 2006 Plan, become subject to Section 280G of the Code, to the extent that the reduction in benefits yields a more favorable after tax result for the participant.

(2)	The amounts shown in this column represent certain benefits and perquisites that the Named Executive Officers would receive, including medical insurance coverage, 401(k) matching contributions, life insurance coverage and outplacement services.

(3)	The amounts shown in this column represent the product of (x) the number of unvested shares underlying the stock options held by the Named Executive Officer at December 31, 2010 which would vest pursuant to the terms of the individual employment agreements, severance agreements or similar agreements, multiplied by (v) an amount equal to the share price on December 31, 2010, which was $28.29, less the option price. For the Former Officers the stock price used is based on the date of termination.

(4)	The amounts shown in this column represent the product of (x) the number of unvested shares subject to performance restricted share units, matching restricted share units and restricted share units, held by the Named Executive Officer, as applicable, at December 31, 2010 which would be accelerated pursuant to the terms of the individual employment agreements, severance agreements or similar agreement, multiplied by (y) the share price on December 31, 2010, which was $28.29. For the Former Officers the stock price used is based on the date of termination.

(5)	The amount shown is equal to (A) three times the sum of Mr. Pearson’s (x) base salary as of December 31, 2010, and (y) 2010 target bonus (100% of base salary), plus (B) the pro-rata amount of Mr. Pearson’s 2010 target bonus.

(6)	The amount shown is equal to (A) two times the sum of the Named Executive Officer’s (x) base salary as of December 31, 2010, and (y) 2010 target bonus.

(7)	This table represents the amounts paid to the Former Officers in connection with their termination in 2010.

Termination/No Change in Control(1)

				Accelerated
			Benefits and	Option	Accelerated RSU
	Cash Severance		Perquisites	Vesting	Vesting
Name	($)		($)(2)	($)(3)	($)(4)

Current Officers
J. Michael Pearson	7,500,000	(5)	339,834	49,952,420	94,344,661
Philip W. Loberg	559,162		31,861	1,111,793	—
Rajiv De Silva	1,487,500	(6)	44,180	8,037,864	2,140,987
Robert R. Chai-Onn	1,102,993	(6)	43,615	991,158	395,721
Mark Durham	762,796	(6)	29,532	2,280,000	604,897

(1)	This table includes estimated amounts payable assuming each Named Executive Officer’s employment were terminated on December 31, 2010 by us without cause or by Named Executive Officer for good reason.

(2)	The amounts shown in this column represent certain benefits and perquisites that the Named Executive Officers would receive, including medical insurance coverage, 401(k) matching contributions, life insurance coverage and outplacement services.

(3)	The amounts shown in this column represent the product of (x) the number of unvested shares underlying the stock options held by the Named Executive Officer at December 31, 2010 which would vest pursuant to the terms of the individual employment agreements, severance agreements or similar agreements, multiplied by (v) an amount equal to the share price on December 31, 2010, which was $28.29, less the option price.

(4)	The amounts shown in this column represent the product of (x) the number of unvested shares subject to performance restricted share units, matching restricted share units and restricted share units, held by the Named Executive Officer, as applicable, at December 31, 2010 which would be accelerated pursuant to the terms of the individual employment agreements, severance agreements or similar agreement, multiplied by (y) the share price on December 31, 2010, which was $28.29.

(5)	The amount shown is equal to (A) two times the sum of Mr. Pearson’s (x) base salary as of December 31, 2010, plus the 2010 target bonus (100% of base salary), plus $3 million.

(6)	The amount shown is equal to (A) 1.6 times the sum of the Named Executive Officer’s (x) base salary prior on December 31, 2010, and (y) 2010 target bonus.

Termination/Death(1)

			Accelerated
		Benefits and	Option	Accelerated RSU
	Cash Severance	Perquisites	Vesting	Vesting
Name	($)	($)	($)(2)	($)(3)

Current Officers
J. Michael Pearson	7,500,000	339,834	49,952,420	94,344,661
Philip W. Loberg	—	—	1,168,193	—
Rajiv De Silva	—	—	8,385,664	2,140,987
Robert R. Chai-Onn	—	—	1,320,158	537,171
Mark Durham	—	—	112,800	383,329

(1)	This table includes estimated amounts payable assuming each Named Executive Officer’s employment were terminated on December 31, 2010 as a result of the Named Executive Officer’s death.

(2)	The amounts shown in this column represent the product of (x) the number of unvested shares underlying the stock options held by the Named Executive Officer at December 31, 2010 which would vest pursuant to the terms of the individual employment agreements, severance agreements or similar agreements, multiplied by (v) an amount equal to the share price on December 31, 2010, which was $28.29, less the option price.

(3)	The amounts shown in this column represent the product of (x) the number of unvested shares subject to performance restricted share units, matching restricted share units and restricted share units, held by the Named

Executive Officer, as applicable, at December 31, 2010 which would be accelerated pursuant to the terms of the individual employment agreements, severance agreements or similar agreement, multiplied by (y) the share price on December 31, 2010, which was $28.29.

Termination/Disability(1)

			Accelerated
		Benefits and	Option	Accelerated RSU
	Cash Severance	Perquisites	Vesting	Vesting
Name	($)	($)	($)(2)	($)(3)

Current Officers
J. Michael Pearson	7,500,000	—	49,952,420	94,344,661
Philip W. Loberg	—	—	1,111,793	—
Rajiv De Silva	—	—	8,037,864	2,140,987
Robert R. Chai-Onn	—	—	991,158	395,721
Mark Durham	—	—	—	383,329

(1)	This table includes estimated amounts payable assuming each Named Executive Officer’s employment were terminated on December 31, 2010 as a result of the Named Executive Officer’s death.

(2)	The amounts shown in this column represent the product of (x) the number of unvested shares underlying the stock options held by the Named Executive Officer at December 31, 2010 which would vest pursuant to the terms of the individual employment agreements, severance agreements or similar agreements, multiplied by (v) an amount equal to the share price on December 31, 2010, which was $28.29, less the option price.

(3)	The amounts shown in this column represent the product of (x) the number of unvested shares subject to performance restricted share units, matching restricted share units and restricted share units, held by the Named Executive Officer, as applicable, at December 31, 2010 which would be accelerated pursuant to the terms of the individual employment agreements, severance agreements or similar agreement, multiplied by (y) the share price on December 31, 2010, which was $28.29.

DIRECTOR COMPENSATION

						Change in
						Pension
						Value and
	Fees					Nonqualified
	Earned or				Non-Equity	Deferred
	Paid in	Stock		Option	Incentive Plan	Compensation	All Other
	Cash	Awards		Awards	Compensation	Earnings	Compensation		Total
Name	($)	($)(1)		($)	($)	($)	($)		($)

Robert A. Ingram	—	206,712	(2)	—	—	—	333	(3)	207,045
Theo Melas-Kyriazi	—	166,550	(2)	—	—	—	333	(3)	166,883
G. Mason Morfit	—	66,275	(2)	—	—	—	333	(3)	66,608
Dr. Laurence E. Paul	216,083	174,663	(2)	—	—	—	40	(4)	390,786
J. Michael Pearson	—	—		—	—	—	—		—
Robert N. Power	208,500	147,816	(2)	—	—	—	40	(4)	356,356
Norma A. Provencio	—	98,548	(2)	—	—	—	333	(3)	98,881
Lloyd M. Segal	203,125	154,505	(2)	—	—	—	40	(4)	357,670
Katharine B. Stevenson	21,250	—		—	—	—	—		21,250
Michael R. Van Every	156,600	174,666	(2)	—	—	—	40	(4)	331,306

(1)	This column represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for all deferred share units granted in 2010. Fair value is calculated using the closing price of our Common Shares on the date of grant. The following Directors had aggregate outstanding deferred and/or restricted share units at 2010 fiscal year-end: Dr. Paul (49,929); Mr. Power (29,589); Mr. Segal (34,657); and Mr. Van Every

(49,931). The following Directors had outstanding restricted share unit awards at 2010 fiscal year-end: Mr. Ingram (217,724); Mr. Melas-Kyriazi (175,185); Mr. Morfit (68,647); and Ms. Provencio (102,353).

(2)	Includes restricted and/or deferred share units granted in lieu of cash for Board fees and Board and Committee meeting fees.

(3)	Includes life insurance and accidental death and dismemberment premiums.

(4)	Includes medical benefits abroad insurance and business travel accident insurance.

At the direction of the full Board, the Compensation Committee evaluates the competitiveness of non-employee Directors’ compensation and makes recommendations to the full Board as appropriate. The Board can change the compensation of such Directors at any time. In making its recommendations, the Compensation Committee considers both the high level of expertise and the time commitment that Board service requires. The Compensation Committee has sole authority to retain and/or terminate compensation consultants or compensation consulting firms as the Compensation Committee may deem appropriate in recommending non-employee Director compensation.

Pre-Merger Compensation

Prior to the Merger, compensation to non-employee Directors, other than the former Chairman (Dr. Squires), was composed of the following: (a) annual board retainers, (b) annual retainers for committee chairpersons and members, and (c) meeting fees. Each non-employee Director was paid an annual fee of $50,000. Directors could have elected to receive up to 100% of the annual fees in the form of deferred share units. In addition to their annual fees, non-employee Directors also received an annual allocation of deferred share units with a value of $110,000 at the time of grant.

Each non-employee Director is also entitled to an annual retainer for each of the committees of the Board on which he or she serves, whether as a Chairperson or as a member of such committees. In fiscal 2010, the Chairperson of the Finance and Audit Committee was paid a retainer of $20,000, the Chairperson of the Compensation Committee was paid a retainer of $10,000, the Chairperson of the Nominating and Corporate Governance Committee was paid a retainer of $10,000, the Chairperson of the Risk and Compliance Committee was paid a retainer of $10,000 and the Chairperson of the Special Independent Committee was paid a retainer of $25,000. In fiscal 2010, each member of the Finance and Audit Committee and each member of the Special Independent Committee (other than the Chairpersons) was paid a retainer of $10,000, and each member of the other standing committees of the Board (other than the Chairpersons of such committees) was paid a retainer of $5,000 per committee. The Lead Director was paid an annual fee of $25,000. The Chairpersons and other members of these committees could have elected to receive all or part of their committee retainers in the form of deferred share units.

Non-employee Directors were also paid a fee for their attendance at each meeting of the Board or standing committee. From January through May 2010, the non-employee Directors received $1,500 for each meeting of the Board they attended (increased to $2,000 for each meeting following the Company’s 2010 Annual Meeting), and $1,500 for each committee meeting they attended (increased to $2,000 for each meeting following the Company’s 2010 Annual Meeting) and the Chairperson of the Special Independent Committee received an additional fee of $1,000 for each Special Independent Committee meeting. Payment of each meeting fee was made following the applicable meeting. The Company also paid travel fees in connection with Board and committee meetings.

Dr. Squires had served as Chairman of the Board prior to the Merger. As Chairman, Dr. Squires received (a) an annual retainer payment of $150,000, and (b) an annual allocation of $150,000 in deferred share units. Effective as of the closing of the Merger, Dr. Squires received a payment of the cash value of his deferred share units based on the price per share of the combined company on the date of redemption of the units.

Post-Merger Compensation

Following the Merger, the Board approved an annual retainer of $60,000, payable in quarterly installments, and annual committee chair retainers of $25,000 for the Finance and Audit Committee, $20,000 for the Compensation Committee, $15,000 for the Nominating and Corporate Governance Committee, $15,000 for the Risk and Compliance Committee, $15,000 for the Special Committee and $20,000 for the Transactions Committee,

each payable in quarterly installments. In addition, the Board approved annual committee member retainers of $15,000 for the Finance and Audit Committee, $12,500 for the Compensation Committee, $10,000 for the Nominating and Corporate Governance Committee, $10,000 for the Risk and Compliance Committee, $10,000 for the Special Committee, and $12,500 for the Transactions Committee, each payable in quarterly installments. Directors are also reimbursed for their out-of-pocket expenses in attending in-person meetings.

In addition to the cash retainers above, on the date of each Annual Meeting of Shareholders, non-employee Directors holding office as Director after, and giving effect to, the election at the Annual Meeting, are granted a number of deferred share units equal to $220,000 divided by the per share fair market value on the date of grant. These annual deferred share units are deliverable one-year following separation of service from the Company. Directors are also permitted to elect to receive deferred share units in lieu of any of the above cash retainers. Any such deferred share units so elected are deliverable upon separation of service from the Company.

The Board also approved a one-time top-up adjustment to be paid to members of the Board following the Merger who also served as directors of Valeant Pharmaceuticals International or Biovail Corporation prior to the Merger to reflect any difference in the pre-Merger and post-Merger director compensation levels.

In addition to the compensation described above, any Director serving as the Lead Director is entitled to receive an annual fee of $40,000. Also, a Director serving as the Non-Executive Chairperson is entitled to receive an annual payment of $400,000 (payable $220,000 in deferred stock units and $180,000 in cash) but is not eligible for other committee fees while serving as Non-Executive Chairperson. Mr. Pearson received compensation in 2010 only in his capacity as our CEO. See “Summary Compensation Table.”

All of the above post-Merger payments reflect annual amounts. Actual amounts paid or awarded were pro-rated to reflect only the partial post-Merger period during 2010 and to take into account applicable fees previously paid pre-Merger.

FINANCE AND AUDIT COMMITTEE REPORT

The Report of the Finance and Audit Committee of the Board shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

The Finance and Audit Committee, comprised of independent Directors, is delegated by the Board to monitor the integrity of our financial statements, the auditors’ qualifications and independence, the performance of the auditors and our internal auditors, and the Company’s compliance with legal and regulatory requirements.

Management has primary responsibility for our financial statements and the overall reporting process as well as establishing and maintaining our internal controls. Ernst & Young LLP (“E&Y”), our auditors for fiscal year ended December 31, 2010, had the responsibility for expressing an opinion as to whether the audited financial statements have been prepared in accordance with generally accepted accounting principles in the United States in all material respects and on the effectiveness of our internal controls.

The Finance and Audit Committee met with management and the auditors to review and discuss the audited financial statements for the year ended December 31, 2010, as well as management’s assessment of the effectiveness of our internal controls over financial reporting and the auditor’s assessment of our internal controls over financial reporting. The auditors, as well as the internal auditors, had full access to the Finance and Audit Committee, including regular meetings without management present.

The Finance and Audit Committee received from and discussed with the auditors the written report and the letter from the auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the auditor’s communication with the Finance and Audit Committee concerning independence and has discussed with the auditor its independence. Additionally, the Committee discussed with the auditors the matters required by the Codification of Statements on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Finance and Audit Committee acts only in an oversight capacity and must rely on the information provided to it and on the representations made by management and the auditors. Based on the aforementioned reviews and discussions, and the report of the auditors, the Committee recommended to the Board that the audited financial statements for the year ended December 31, 2010, be included in the Company’s Annual Report filed with the SEC.
Finance and Audit Committee
Michael Van Every, Chairperson
Norma A. Provencio
Theo Melas-Kyriazi
Katharine B. Stevenson

CERTAIN TRANSACTIONS

Certain Related-Party Transactions

As described above, the Board has adopted a code of business conduct and ethics entitled the Standards of Business Conduct for our Directors, officers and employees that sets out the Board’s expectations for the conduct of such persons in their dealings on behalf of the Company. Our conflict of interest policy is set forth in our Standards of Business Conduct and requires that Directors, officers and employees avoid situations in which they have a potential or actual conflict of interest with the Company. Directors, officers or employees involved in any of the types of relationships described in our conflict of interest policy are required to immediately and fully disclose the relevant circumstances to their immediate supervisors, in the case of officers or employees, or to the Nominating and Corporate Governance Committee, in the case of Directors. The Finance and Audit Committee reviews transactions or proposed transactions in which an executive officer has an interest that conflicts with the Company’s interests and makes recommendations to the Board of Directors regarding any such transaction. The Nominating and Corporate Governance Committee conducts such reviews in cases where the conflict, or potential conflict, involves a member of the Board of Directors. Our conflict of interest policy states that the following are types of outside activities that can create conflicts:

•	Ownership by a Director or employee or any member of the Director’s or employee’s family of a substantial interest in any concern that does business with the Company, whether as a supplier, dealer or customer, or are a competitor (except in the case of a publicly owned corporation whose securities are traded on the open market).

•	Serving as a director, officer, employee, consultant, advisor, or in any other capacity for any business or other organization with which the Company currently (or potentially) has a business relationship or which is, or can expect to become, a competitor of the Company.

•	Engaging in an outside activity with an individual, business or organization which currently (or potentially) has a competitive or business relationship with the Company where such activity is likely to decrease the impartiality, judgment, effectiveness or productivity expected from an employee.

•	Performance by a Director or employee or a member of the Director’s or employee’s family of services for any outside concern or individual that does business with the Company.

•	Outside employment which conflicts or might be reasonably expected to conflict with the normal duties of the Director or employee.

Since January 1, 2010, the Company was involved in the following related-party transactions each of which has been approved or ratified by the Finance and Audit Committee:

J. Michael Pearson’s brother-in-law, Robert Brabandt, Director of Procurement and Real Estate, has been employed by the Company following the Merger. In 2010, Mr. Brabandt received $287,776 which included his salary, bonus, life insurance and equity awards with a grant date fair market value of $202,920.

Our wholly owned subsidiary VIBS entered into an asset purchase agreement, pursuant to which it acquired for $300 million all U.S. rights to non-ophthalmic topical formulations of Zovirax® Ointment and Zovirax® Cream from GlaxoSmithKline (“GSK”) in February 2011 and in March 2011 acquired comparable rights with respect to Canada. Mr. Ingram, Lead Director of the Board, serves as a strategic advisor to the CEO of GSK, and has held various roles with GSK and its predecessors since 1997.

On February 24, 2011, the Company entered into an agreement to repurchase shares of our common stock from ValueAct Capital Master Fund, L.P. (“ValueAct”) for an aggregate purchase price of $275 million at a negotiated discount over a 20-day trading day average. The transaction closed on March 10, 2011. G. Mason Morfit is a partner and a member of the Management Committee of ValueAct Capital. Mr. Morfit joined our Board upon consummation of the Merger, and prior thereto served as a member of Valeant Pharmaceuticals International’s Board since 2007. ValueAct Capital is the general partner and the manager of ValueAct.

The Company provides use of office space to Mr. Ingram, our Lead Director, in its North Carolina office. The Company estimates that the value of annual rent for the space is less than $25,000 and the annual depreciation of office furniture is less than $5,000.

PROPOSAL NO. 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board of Directors of the Company is committed to excellence in governance and as part of that commitment, the Company had previously adopted a Say-on-Pay Policy. The SEC recently adopted amendments to require public companies to provide shareholders with the opportunity to cast an advisory vote related to executive compensation. In light of this amendment to Section 14A(a)(1) of the Exchange Act, the Compensation Committee terminated the Company’s previous Say-on-Pay Policy in order to be fully consistent with the SEC amendments. Proposal No. 2 (the “Say-on-Pay Proposal”) provides the Company’s shareholders with an opportunity to provide an advisory vote related to compensation of the Company’s Named Executive Officers.

The Company has a “pay-for-performance” philosophy that forms the foundation of all decisions regarding compensation of the Company’s Named Executive Officers. This compensation philosophy, and the program structure approved by the Compensation Committee, is central to the Company’s ability to attract, retain and motivate individuals who can achieve superior shareholder returns. This approach, which has been used consistently over the years, has resulted in the Company’s ability to attract and retain the executive talent necessary to guide the Company during a period of tremendous growth and transformation. Please refer to “Executive Compensation — Compensation Discussion and Analysis — Executive Summary” for an overview of the compensation of the Company’s Named Executive Officers.

We are asking for shareholder approval of the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with SEC rules, which disclosures include the disclosures under “Executive Compensation — Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the executive compensation policies and practices described in this Proxy Statement. This advisory vote gives you as a shareholder the opportunity to endorse or not endorse the compensation of our Named Executive Officers through the following resolution:

Resolved, that the shareholders approve the compensation paid to the Named Executive Officers, as disclosed in the Compensation Discussion and Analysis section and compensation tables, as well as the other narrative executive compensation disclosures, contained in this Proxy Statement.

This vote is advisory and therefore not binding on the Company, the Compensation Committee of the Board, or the Board. The Board and the Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider those shareholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board of Directors of the Company recommends that the shareholders vote FOR Proposal No. 2.

PROPOSAL NO. 3
ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

As described in Proposal No. 2 above, we are providing our shareholders with the opportunity to cast an advisory vote on the compensation of our Named Executive Officers.

Beginning this year, and at least once every six years thereafter, Section 14A of the Exchange Act requires us to allow our shareholders the opportunity to cast an advisory vote on how often we should include advisory votes on the compensation of our Named Executive Officers in our proxy materials for future shareholder meetings. Under this proposal, shareholders may vote to have the “Say-on-Pay” vote every year, every two years or every three years, or may abstain from voting.

After considering this agenda item, our Board has determined that an annual advisory vote on executive compensation is the most appropriate alternative for the Company. The Board’s determination was influenced by the fact that meaningful portions of the compensation of our Named Executive Officers are evaluated, adjusted and approved on an annual basis, and that it is important to have regular visibility into the long-term incentives that help drive TSR. As part of the annual review process, the Board believes that shareholder sentiment should be a factor that is taken into consideration by the Board and the Compensation Committee in making decisions with respect to executive compensation. By providing an advisory vote on executive compensation on an annual basis, our shareholders will be able to provide us with direct input on our compensation philosophy, policies and practices as disclosed in the management proxy circular and proxy statement every year. We understand that our shareholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our shareholders on this agenda item every year. Accordingly, our Board recommends that the advisory vote on executive compensation be held every year.

While we believe that a vote every year is the best choice for us, you are not voting to approve or disapprove our recommendation of every year, but rather to make your own choice among a vote of once every year, every two years or every three years. You may also abstain from voting on this proposal.

Because your vote is advisory, it will not be binding upon the Board. However, the Board will take into account the outcome of the vote when considering how often to include a “Say-on-Pay” vote in our proxy materials.

The Board of Directors of the Company recommends that the shareholders vote EVERY YEAR on the Say on Pay Proposal.

PROPOSAL NO. 4
APPROVAL OF THE COMPANY’S 2011 OMNIBUS INCENTIVE PLAN

On April 6, 2011, our Board approved, subject to shareholder approval at the Annual Meeting, a new incentive plan, the Valeant Pharmaceuticals International, Inc. 2011 Omnibus Incentive Plan (the “2011 Plan”).

The purposes of the 2011 Plan are to align the long-term financial interests of employees, members of the Board, consultants, agents and other service providers of the Company (including those that have been providing services to the Company for less than 12 months) with those of the Company’s shareholders, to attract and retain those individuals by providing compensation opportunities that are competitive with other companies and provide incentives to those individuals who contribute significantly to the long-term performance and growth of the Company and its subsidiaries. As of the filing of this Proxy Statement, the number of persons eligible to participate in the 2011 Plan is approximately 4,200.

The 2011 Plan is intended to permit the grant of performance-based compensation within the meaning of Section 162(m) of the U.S. Internal Revenue Code of 1986 (the “Code”), which generally limits the annual deduction that the Company may take for compensation of its covered officers, which consist of its CEO and three other most highly compensated executive officers (other than its Chief Financial Officer (“CFO”)) who are serving at the end of the year. Under Section 162(m), certain compensation, including compensation based on the attainment of performance goals, will not be subject to this limitation if certain requirements are met. Among these requirements is a requirement that the material terms pursuant to which the performance-based compensation is to be paid be disclosed to and approved by the shareholders. Accordingly, if the 2011 Plan is approved by shareholders and the other conditions of Section 162(m) relating to performance-based compensation are satisfied, qualified performance-based compensation paid to covered officers pursuant to the 2011 Plan will not fail to be deductible due to the operation of Section 162(m).

No additional shares are being requested in connection with the request for approval of the 2011 Plan. Instead, the Company intends to transfer shares available under the Company’s 2007 Equity Compensation Plan to the 2011 Plan and make all future grants under the 2011 Plan. The 2011 Plan is being adopted to give the Company increased flexibility to make equity grants in line with the Company’s pay-for-performance philosophy and to satisfy the requirements of the rules under Section 162(m) of the Code allowing for the deduction of qualified performance-based compensation particularly as it relates to the deduction of cash-based performance compensation, which is not currently addressed by the 2007 Equity Compensation Plan).

The following is a summary of the 2011 Plan and is qualified in its entirety by the full text of the 2011 Plan, a copy of which is included as Exhibit A to this Proxy Statement.

Summary of 2011 Plan Terms

Shares Subject to the 2011 Plan

The maximum number of Common Shares that may be issued to participants pursuant to awards (all of which may be granted as incentive stock options, discussed below) will be equal to the number of shares under our 2007 Equity Compensation Plan reserved but unissued and not underlying outstanding awards (which, as of March 15, 2011, was 6,666,056 Common Shares) and the number of shares becoming available for reuse after awards are terminated, forfeited, cancelled, exchanged or surrendered under the Company’s 2007 Equity Compensation Plan following the adoption of the 2011 Plan. These shares will no longer be available for issuance under the 2007 Equity Compensation Plan. As of March 15, 2011, this sum represented 2.2% of the Company’s outstanding Common Shares.

The number of Common Shares authorized for grant under the 2011 Plan is subject to adjustment, as described below. In addition, (i) the number of Common Shares issuable to insiders of the Company, at any time, under all security-based compensation arrangements of the Company, cannot exceed 10% of issued and outstanding Common Shares of the Company; (ii) the number of Common Shares issued to insiders of the Company, within any one year period, under all security-based compensation arrangements of the Company, cannot exceed 10% of issued and outstanding securities, and (iii) the aggregate number of Common Shares that may be granted to any Covered Employee during a calendar year in the form of options, share appreciation rights, and/or share awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code shall not exceed 1,000,000 shares (computed based on maximum performance). As of March 15, 2011, there were 2,295,581 Common Shares subject to outstanding options and 1,528,013 Common Shares subject to outstanding unit awards under our existing equity plan, representing 0.8% and 1.5% of the Company’s outstanding Common Shares, respectively. The options outstanding as of March 15, 2011 have a weighted average exercise price of $25.20 and a weighted average remaining life of 4.0 years.

If any shares subject to an award are forfeited, canceled, exchanged or surrendered, or if an award terminates or expires without a distribution of Common Shares to the participant, the shares with respect to the award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for awards under the 2011 Plan; however, the shares surrendered or withheld as payment of either the exercise price of an option (including shares otherwise underlying an award of a SAR that are retained by the Company to account for the exercise price of the SAR) and/or withholding taxes in respect of an award will no longer be available for awards under the 2011 Plan.

Administration of the 2011 Plan

Except as otherwise required by law, the 2011 Plan will be administered by our Compensation Committee. To the extent required for employees subject to Section 162(m) of the Code, the Compensation Committee will consist of two or more individuals, each of whom, unless otherwise determined by our Board, is an “outside director” to comply with the applicable requirements of Section 162(m) of the Code and Section 16 of the U.S. Securities Act of 1934.

The Compensation Committee will determine which employees, consultants, Directors, members of our sales force and other individuals are eligible to receive awards under the 2011 Plan. In addition, the Compensation Committee will interpret the 2011 Plan and may adopt any administrative rules, regulations, procedures and guidelines governing the 2011 Plan or any awards granted under the 2011 Plan as it deems to be appropriate.

Types of Awards

The following types of awards may be made under the 2011 Plan. All of the awards described below are subject to the conditions, limitations, restrictions, exercise price, vesting and forfeiture provisions determined by the Compensation Committee, in its sole discretion, subject to such limitations as are provided in the 2011 Plan. In addition, subject to the limitations provided in the 2011 Plan and in accordance with applicable law, the Compensation Committee may accelerate or defer the vesting or payment of awards, cancel or modify outstanding awards, and waive any conditions or restrictions imposed with respect to awards or the Common Shares issued pursuant to awards.

Non-qualified Stock Options

An award of a non-qualified stock option grants a participant the right to purchase a certain number of Common Shares during a specified term in the future, after a vesting period, at an exercise price equal to at least 100% of the Market Price (as defined below) of our Common Shares on the grant date. The “Market Price” of Common Shares as of a particular date shall generally mean the closing price per Common Share on the national securities exchange on which the Common Shares are principally traded, for the last preceding date on which there was a sale of such Common Shares on such exchange (subject to certain exceptions set forth in 2011 Plan in the event that the Company is no longer traded on a national securities exchange). Unless otherwise determined by the Compensation Committee, Directors shall generally not be eligible to receive options. The term of a non-qualified stock option may not exceed ten years from the date of grant. The exercise price may be paid with cash, Common Shares already owned by the participant, or with the proceeds from a sale of the shares subject to the option. The Compensation Committee may also provide that an option may be “net exercised”, meaning that the participant would receive the Common Shares underlying the options exercised less such number of Common Shares equivalent in value to the exercise price and withholding taxes resulting from the exercise of the options. A non-qualified stock option is an option that does not meet the qualifications of an incentive stock option as described below.

Incentive Stock Options

An incentive stock option is a stock option that meets the requirements of Section 422 of the Code, which include an exercise price of no less than 100% of Market Price on the grant date, a term of no more than ten years, and that the option be granted from a plan that has been approved by shareholders. Notwithstanding the foregoing, if granted to a participant who owns shares representing more than 10% of the voting power of all classes of shares of the Company, its parent or one of its subsidiaries, an incentive stock option must have a term of not more than five years and have an exercise price which is at least 110% of the Market Price. In addition, if the aggregate Market Price of the Common Shares (as of the grant date) for which incentive stock options are exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess will be treated as non-qualified stock options.

Share Appreciation Rights

A share appreciation right (“SAR”) entitles the participant to receive an amount equal to the difference between the Market Price of the Company’s Common Shares on the exercise date and the exercise price of the SAR (which may not be less than 100% of the Market Price of a Common Share on the grant date), multiplied by the number of shares subject to the SAR. A SAR may be granted in substitution for a previously granted option, and if so, the exercise price of any such SAR may not be less than 100% of the Market Price of Common Shares as determined at the time the option for which it is being substituted was granted. Payment to a participant upon the exercise of a SAR may be in cash or Common Shares (in which case, the number of Common Shares to be paid will be determined by dividing the amount calculated above by the Market Price of a Common Share at the time of payment). Unless otherwise determined by the Compensation Committee, Directors shall generally not be eligible to receive SARs.

Restricted Shares

A restricted share award is an award of outstanding Common Shares that does not vest until after a specified period of time, or satisfaction of other vesting conditions as determined by the Compensation Committee, and which may be forfeited if conditions to vesting are not met. Participants generally receive dividend payments on the shares subject to their award during the vesting period (unless the awards are subject to performance-vesting criteria) and are also generally entitled to provide voting instructions with respect to the shares underlying their awards.

Deferred Shares

A deferred share award is an unfunded, unsecured promise to deliver Common Shares to the participant in the future, if the participant satisfies the conditions to vesting, as determined by the Compensation Committee. Participants do not have voting rights, but generally receive dividend equivalent payments during the vesting period subject to the same vesting conditions as the underlying award.

Share Units

A share unit is an award denominated in Common Shares that may be settled either in shares or cash, subject to terms and conditions determined by the Compensation Committee. Participants generally receive dividend equivalent payments during the vesting period subject to the same vesting conditions as the underlying award.

Share Payment

Subject to limits in the 2011 Plan, the Compensation Committee may issue unrestricted Common Shares, alone or in tandem with other awards, in such amounts and subject to such terms and conditions as the Compensation Committee determines. A share payment may be granted as, or in payment of, a bonus (including, without limitation, any compensation that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code), or to provide incentives or recognize special achievements or contributions.

Cash Awards

The Compensation Committee may issue awards that are payable in cash, as deemed by the Compensation Committee to be consistent with the purposes of the 2011 Plan. These cash awards will be subject to the terms, conditions, restrictions and limitations determined by the Compensation Committee from time to time. The payment of cash awards may be subject to the achievement of specified performance criteria. The 2011 Plan provides that the maximum amount of a cash award that may be granted during any annual performance period to any employee subject to Section 162(m) of the Code may not exceed $5,000,000.

Performance Criteria

Awards granted under the 2011 Plan may be subject to specified performance criteria. Performance criteria are based on the Company’s attainment of performance measures pre-established by the Compensation Committee, in its sole discretion, based on one or more of the following:

•	revenues, income before taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing, in each case, on a total or per-share basis;

•	after-tax or pre-tax profits including, without limitation, those attributable to continuing and/or other operations;

•	operational or free cash flow;

•	the level of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company;

•	return on capital employed, return on assets, or return on invested capital;

•	after-tax or pre-tax return on shareholders’ equity;

•	economic value added targets based on a cash flow return on investment formula;

•	the market price of the Common Shares;

•	the value of an investment in the Common Shares assuming the reinvestment of dividends;

•	the filing of one or more new drug application(s) (“NDA”) or one or more new drug submission(s) (“NDS”) or the approval of one or more NDA(s) or one or more NDS(s) by the U.S. Food and Drug Administration or the Canadian Therapeutic Products Directorate, as applicable;

•	the achievement of a launch of one or more new drug(s);

•	the achievement of research and development, or other strategic, milestones;

•	the successful completion of clinical trial phases;

•	licensing or acquiring new products;

•	acquisition or divestiture of products or business; or

•	the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs.

For purposes of the first item above, “extraordinary items” includes all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction or related to a change in accounting principles.

The performance criteria may be based upon the attainment of specified levels of performance under one or more of the measures described above relative to the performance of other entities. To the extent permitted under

Section 162(m) of the Code or to the extent that an award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Compensation Committee, in its sole discretion, may designate additional business criteria on which the performance criteria may be based or adjust, modify or amend the previously mentioned business criteria. Performance criteria may include a threshold level of performance below which no award will be earned, a level of performance at which the target amount of an award will be earned and a level of performance at which the maximum amount of the award will be earned. To the extent permitted under Section 162(m) of the Code, the Compensation Committee shall make appropriate equitable adjustments to the performance criteria in recognition of unusual or non-recurring events affecting us or our financial statements, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles, as applicable.

Deferrals

The Compensation Committee may postpone the exercise of awards, or the issuance or delivery of shares or cash pursuant to any award for such periods and upon such terms and conditions as the Compensation Committee determines. In addition, the Compensation Committee may determine that all or a portion of a payment to a participant, whether in cash and/or shares, will be deferred in order to prevent the Company or any subsidiary from being denied a U.S. federal income tax deduction with respect to an award granted under the 2011 Plan. Notwithstanding this authority, the Compensation Committee will not postpone the exercise or delivery of shares or cash payable in respect of awards constituting deferred compensation under Section 409A of the Code, where such postponement will cause the imposition of additional taxes under Section 409A of the Code. Section 409A of the Code provides rules that govern the manner in which compensation of various types may be deferred and imposes taxes upon compensation that is improperly deferred or accelerated.

Blackout Periods

The 2011 Plan provides that (i) if the term of options or SARs awarded under the 2011 Plan occurs during a period self-imposed by the Company during which a participant is prohibited from trading in the Company’s securities (a “Blackout Period”) such term will be extended until the tenth business day after the end of such Blackout Period, and (ii) if share units are to be delivered during a Blackout Period, the shares subject to such share units will be delivered as soon as practicable after the end of such Blackout Period.

Dividends and Dividends Equivalents

The Compensation Committee may provide that share awards shall earn dividends or dividend equivalents, as applicable, subject to such terms, conditions, restrictions and limitations as the Compensation Committee may establish.

Adjustments

The 2011 Plan will provide that the Compensation Committee will make appropriate equitable adjustments to the maximum number of shares available for issuance under the 2011 Plan and other limits stated in the 2011 Plan, the number of shares covered by outstanding awards, and the exercise prices and performance measures applicable to outstanding awards. These changes will be made to reflect changes in our capital structure (including a change in the number of Common Shares outstanding) on account of any share dividend, share split, reverse share split or any similar equity restructuring, or any combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization or similar event, or to the extent necessary to prevent the enlargement or diminution of participants’ rights by reason of any such transaction or event or any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to shareholders. These adjustments will be made only to the extent they conform to the requirements of applicable provisions of the Code and other applicable laws and regulations. The Compensation Committee, in its discretion, may decline to adjust an award if it determines that the adjustment would violate applicable law or result in adverse tax consequences to the participant or to the Company. Adjustments described in this paragraph are subject to any applicable regulatory approvals.

Terminations

Unless the applicable award agreement provides otherwise or the Compensation Committee determines otherwise, vesting with respect to an award will cease upon termination of a participant’s employment or service with the Company, and unvested awards shall be forfeited upon such termination. In the case of termination for cause, vested awards shall also be forfeited.

Change of Control

The 2011 Plan will provide that, unless otherwise set forth in a participant’s award agreement or employment agreement, all awards that are assumed or substituted in connection with a Change of Control transaction (as defined in the 2011 Plan) will become fully vested, exercisable and free of restrictions, and any performance conditions on those awards will be deemed to be achieved if the participant’s employment or service is terminated by the Company without “cause” (as defined in the 2011 Plan) within 12 months following the Change of Control. In addition, the 2011 Plan provides that, unless otherwise set forth in a participant’s award agreement, all awards that are not assumed or substituted in connection with the Change of Control transaction will become fully vested, exercisable and free of restrictions and any performance conditions on those awards will be deemed to be achieved immediately upon the occurrence of the Change of Control transaction.

In addition, in the event of a Change of Control transaction, the Compensation Committee may, in its discretion, (i) provide that each option and each SAR which may, by its terms, only be settled in shares, will, immediately upon the occurrence of a Change in Control, be deemed to have been exercised on a “net exercise” basis, and (ii) may, in its discretion, except as would otherwise result in adverse tax consequences under Section 409A of the Code, provide that each award, other than options and SARs will, immediately upon the occurrence of the Change of Control, be cancelled in exchange for a payment in an amount equal to the excess of the consideration paid per Common Share in the Change of Control over the purchase price (if any) per Common Share subject to the award, multiplied by the number of Common Shares subject to the award.

Assignability

Except in specific circumstances described in the 2011 Plan, awards granted under the 2011 Plan may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying such award have been issued, and all restrictions applicable to such shares have lapsed or have been waived by the Compensation Committee.

Amendment and Termination

The 2011 Plan and any award may be amended, suspended or terminated at any time by the Board, provided that no amendment will be made without shareholder approval if such shareholder approval is required in order to comply with applicable law or the rules of the NYSE, the rules of the Toronto Stock Exchange (“TSX”), or any other securities exchange on which the Common Shares are traded or quoted. For instance, the Board may, without shareholder approval but subject to applicable law and the provisions of the 2011 Plan, (i) amend the vesting provisions of an award or of the 2011 Plan, (ii) amend the payment provisions of an award, (iii) cancel or modify outstanding awards, (iv) waive any restrictions imposed with respect to awards or the Common Shares issued pursuant to awards or of the 2011 Plan, (v) amend the provisions of the 2011 Plan in order to ensure its compliance with applicable securities and tax law as well as the TSX and NYSE rules, (vi) make any amendment of a clerical nature as well as any amendment clarifying any provision of the 2011 Plan, (vii) make any adjustment as described above under the heading “Adjustments”, and (viii) suspend or terminate the 2011 Plan. Except as may be required to comply with applicable tax law, no termination, suspension or amendment of the 2011 Plan may adversely affect the right of any participant with respect to a previously granted award without the participant’s written consent.

The Company will obtain shareholder approval for: (i) subject to the Compensation Committee’s right to make equitable adjustments as mentioned above, a reduction in the exercise price or purchase price of an award (or the cancellation and re-grant of an award resulting in a lower exercise price or purchase price); (ii) the extension of the original term of an option over the maximum period of 10 years described above, except if such term occurs during a Blackout Period as described above; (iii) any amendment to remove or to exceed the participation limits described in the 2011 Plan; (iv) an increase to the maximum number of Common Shares issuable under the 2011 Plan (other than adjustments in accordance with the 2011 Plan); and (v) amendments to the amendment and termination section of the 2011 Plan other than amendments of a clerical nature.

New Plan Benefits

The 2011 Plan was designed by the Compensation Committee, as part of a comprehensive compensation strategy to provide long-term broad-based incentives for employees to contribute to the growth of the Company and its subsidiaries.

If approved by the shareholders, participants in the 2011 Plan will be eligible for annual long-term awards which may include performance shares, stock options and restricted stock (or other awards permitted under the 2011 Plan). The level and types of awards will be fixed by the Compensation Committee in light of the participants’ targeted long-term incentive level. The Compensation Committee may impose additional conditions or restrictions to the vesting of such awards as it deems appropriate, including, but not limited to, the achievement of performance goals based on one or more business criteria.

Awards under the 2011 Plan are made in the discretion of the Compensation Committee and are not determinable at this time, except for cash awards made to our executive officers and an equity award made to our CEO, which are subject to the approval of shareholders of the 2011 Plan (described in the table below). Moreover, the ultimate value of any grants that are made will depend on the value of the underlying Common Shares at the time of settlement, which likewise is not determinable at this time. Please refer to the “Grants of Plan-Based Awards Table” to review equity and equity-based awards made to our Named Executive Officers in 2010.

	2011 Annual Bonus Opportunity ($)			Number of	Number of
Name and Position	Minimum(1)	Target	Maximum	Units (#)	Options (#)

J. Michael Pearson Chief Executive Officer	750,000	1,600,000	3,200,000	120,000 (2)	500,000 (3)

Philip W. Loberg Executive Vice President, Interim Chief Financial Officer	135,000	270,000	540,000	N/A	N/A

Rajiv De Silva President and Chief Operating Officer, Specialty Pharmaceuticals	225,000	450,000	900,000	N/A	N/A

Robert R. Chai-Onn Executive Vice President, General Counsel and Corporate Secretary	165,000	330,000	660,000	N/A	N/A

Mark Durham Senior Vice President, Human Resources	135,000	267,000	534,000	N/A	N/A

Executive Group	1,410,000	2,917,000	5,834,000	120,000	500,000

Non-Executive Director Group	N/A			N/A	N/A

Non-Executive Officer Employee Group	N/A			N/A	N/A

(1)	Minimum amounts are payable under the 2011 Plan only if threshold performance metrics are satisfied. If the threshold performance metrics are not satisfied, there will be no payout.

(2)	Subject to shareholder approval of the 2011 Plan, Mr. Pearson will be granted 120,000 performance share units (“PSUs”) with the potential to earn 480,000 PSUs if the TSR meets or exceeds certain thresholds. If the TSR over the three year measurement period is less than 15% over the base price, none of the PSUs will vest; if the TSR over the three year measurement period is 15% over the base price (that is, the Company’s Common Shares are valued at $83.28), 120,000 of the PSUs will vest; if the TSR over the three year measurement period is 30% over the base price (that is, the Company’s Common Shares are valued at $120.31), 240,000 of the PSUs will vest; if the TSR over the three year measurement period is 45% over the base price (that is, the Company’s Common Shares are valued at $166.94), 360,000 of the PSUs will vest; and if the TSR over the three year measurement period is 60% or greater over the base price (that is, the Company’s Common Shares are valued at $224.30), 480,000 of the PSUs will vest. The three-year measurement period applicable to the vesting of Mr. Pearson’s grant of PSUs will begin on the earlier of the Common Shares reaching a value of $54.76 (based on a 20-trading-day average) or February 1, 2014.

(3)	Subject to shareholder approval of the 2011 Plan, Mr. Pearson will be granted an option to acquire 500,000 Common Shares with an exercise price equal to the grater of $54.76 and the Market Price of Common Shares on the date of grant.

U.S. Federal Income Tax Consequences of 2011 Plan Awards

The following is a brief summary of the principal United States federal income tax consequences of transactions under the 2011 Plan, based on current United States federal income tax laws. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences, which may be substantially different. In particular, this summary does not address Canadian federal, provincial or territorial income tax consequences, including those applicable to employees resident in or whose employment is exercised in Canada.

Non-Qualified Stock Options

Generally, a participant will not recognize taxable income on the grant or vesting of a non-qualified stock option. Upon the exercise of a non-qualified stock option, a participant will recognize ordinary income in an amount equal to the difference between the Market Price of our Common Shares received on the date of exercise and the option cost (number of shares purchased multiplied by the exercise price per share). The Company will ordinarily be entitled to a deduction on the exercise date equal to the ordinary income recognized by the participant upon exercise.

Incentive Stock Options

No taxable income is recognized by a participant on the grant or vesting of an incentive stock option. If a participant exercises an incentive stock option in accordance with its terms and does not dispose of the shares acquired within two years after the date of the grant of the incentive stock option or within one year after the date of exercise, the participant will be entitled to treat any gain related to the exercise of the incentive stock option as capital gain (instead of ordinary income). In this case, the Company will not be entitled to a deduction by reason of the grant or exercise of the incentive stock option, however the excess of the Market Price over the exercise price of the shares acquired is an item of adjustment in computing alternative minimum tax of the participant. If a participant holds the shares acquired for at least one year from the exercise date and does not sell or otherwise dispose of the shares for at least two years from the grant date, the participant’s gain or loss upon a subsequent sale will be long-term capital gain or loss equal to the difference between the amount realized on the sale and the participant’s basis in the shares acquired. If a participant sells or otherwise disposes of the shares acquired without satisfying the required minimum holding period, such “disqualifying disposition” will give rise to ordinary income equal to the excess of the Market Price of the shares acquired on the exercise date (or, if less, the amount realized upon disqualifying disposition) over the participant’s tax basis in the shares acquired. The Company will ordinarily be entitled to a deduction equal to the amount of the ordinary income resulting from a disqualifying disposition.

Share Appreciation Rights

Generally, a participant will not recognize taxable income upon the grant or vesting of a SAR, but will recognize ordinary income upon the exercise of a SAR in an amount equal to the cash amount received upon exercise (if the SAR is cash-settled) or the difference between the Market Price of our Common Shares received from the exercise of the SAR and the amount, if any, paid by the participant in connection with the exercise of the SAR. The participant will recognize ordinary income upon the exercise of a SAR regardless of whether our Common Shares acquired upon the exercise of the SAR are subject to further restrictions on sale or transferability. The participant’s basis in the shares will be equal to the ordinary income attributable to the exercise and the amount, if any, paid in connection with the exercise of the SAR. The participant’s holding period for shares acquired pursuant to the exercise of a SAR begins on the exercise date. Upon the exercise of a SAR, the Company will ordinarily be entitled to a deduction in the amount of the ordinary income recognized by the participant.

Restricted Shares

A participant generally will not be taxed at the time of a restricted share award but will recognize taxable income when the award vests or otherwise is no longer subject to a substantial risk of forfeiture. The amount of taxable income will be the Market Price of the shares at that time.

Participants may elect to be taxed at the time of grant by making an election under Section 83(b) of the Code within 30 days of the award date. If a restricted share award subject to the Section 83(b) election is subsequently canceled, no deduction will be allowed for the amount previously recognized as income, and no tax previously paid will be refunded. Unless a participant makes a Section 83(b) election, dividends paid to a participant on shares of an unvested restricted share award will be taxable to the participant as ordinary income. If the participant made a Section 83(b) election, the dividends will be taxable to the participant as dividend income.

The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant. Unless a participant has made a Section 83(b) election, the Company will also be entitled to a deduction, for federal income tax purposes, for dividends paid on unvested restricted share awards.

Deferred Shares

A participant will generally not recognize taxable income on a deferred share award until shares subject to the award are distributed. The amount of this ordinary income will be the Market Price of our Common Shares on the date of distribution. Any dividend equivalents paid on unvested deferred share awards are taxable as ordinary income when paid to the participant.

The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant. The Company will also be entitled to a deduction, for federal income tax purposes, on any dividend equivalent payments made to the participant.

Share Units

Awards of share units are treated, for federal income tax purposes, in substantially the same manner as deferred share awards.

Share Awards

A participant will generally recognize taxable income on the grant of unrestricted shares, in an amount equal to the Market Price of the shares on the grant date. The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant.

Cash Awards

A participant will generally recognize taxable income upon the payment of a cash award, in an amount equal to the amount of the cash received. The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant.

Withholding

To the extent required by law, the Company will withhold from any amount paid in settlement of an award amounts of withholding and other taxes due or take other action as the Company deems advisable to enable the Company and the participant to satisfy withholding and tax obligations related to any awards.

As a shareholder of the Company, you are invited to vote with respect to the 2011 Plan through the following resolution:

Resolved that the shareholders approve the 2011 Plan.

The Board of Directors of the Company recommends that the Shareholders vote FOR Proposal No. 4.

PROPOSAL NO. 5
APPROVAL OF AN AMENDMENT TO
THE COMPANY’S 2007 EQUITY COMPENSATION PLAN

The Company is seeking shareholder approval of an Amendment to the Company’s 2007 Equity Compensation Plan (the “2007 Plan”) for purposes of Section 162(m) of the Code to increase the individual limit on units subject to performance goals granted to any covered employee in respect of any three-year performance period from 90,000 units to 300,000 units.

As described above, Section 162(m) of the Code generally limits the annual deduction that the Company may take for compensation of its covered officers, which consist of its CEO and three other most highly compensated executive officers (other than its CFO) who are serving at the end of the year. Under Section 162(m), certain compensation, including compensation based on the attainment of performance goals, will not be subject to this limitation if certain requirements are met. Among these requirements is a requirement that the material terms pursuant to which the performance-based compensation is to be paid be disclosed to and approved by the shareholders. Accordingly, if the 2011 Plan is approved by shareholders and the other conditions of Section 162(m) relating to performance-based compensation are satisfied, qualified performance-based compensation paid to covered officers pursuant to the 2011 Plan will not fail to be deductible due to the operation of Section 162(m).

As described in our Compensation Discussion and Analysis beginning on page 30, performance-based equity awards play a significant role in our compensation strategy because they directly tie employee compensation to TSR. Although, if the shareholders approve the adoption of the 2011 Plan pursuant to Proposal No. 4, no new equity awards will be granted pursuant to the 2007 Plan. A favorable vote for this proposal will allow us to continue to deduct certain executive compensation in excess of $1,000,000 payable in respect of prior equity grants made under the 2007 Plan and provide us with potentially significant future tax benefits and associated cash flows.

The following is a summary of the 2007 Plan and is qualified in its entirety by the full text of the 2007 Plan, a copy of which is hereby incorporated by reference from Exhibits 10.49 and 10.50 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and the amendment to the 2007 Plan, which is included as Exhibit B to this Proxy Statement.

Shares Subject to the 2007 Plan

A maximum of 12,000,000 Common Shares (4.0% of the issued and outstanding Common Shares as of March 15, 2011) may be issued from treasury pursuant to the exercise of options or in connection with the vesting of RSUs under the terms of the 2007 Plan. A sub-limit, restricting the Common Shares reserved for issuance from treasury upon the vesting of RSUs, has been set at 40% of the maximum number of Common Shares issuable under the 2007 Plan (being a sub-limit of 4,800,000 Common Shares or 1.6% of the issued and outstanding Common Shares, based on a maximum of 12,000,000 Common Shares). Subject to shareholder approval of Proposal No. 4, Common Shares available under the 2007 Plan will be transferred to the 2011 Plan and no new grants will be made under the 2007 Plan. As of March 15, 2011, the number of Common Shares underlying outstanding options under the 2007 Plan was 2,295,581 and the number of RSUs outstanding under the 2007 Plan was 1,528,013, respectively representing 0.77% and 0.51% of outstanding Common Shares as of March 15, 2011.

Under the current terms of the 2007 Plan:

(a) the number of Common Shares reserved for insiders issuable from treasury, at any time, under the 2007 Plan and under any other security-based compensation arrangements, will not exceed 10% of issued and outstanding Common Shares;

(b) the number of Common Shares issued from treasury to insiders, within any one-year period, under the 2007 Plan and under any other security-based compensation arrangements, will not exceed 10% of issued and outstanding Common Shares;

(c) the number of options and RSUs in aggregate granted pursuant to the 2007 Plan to any one participant during any calendar year must not exceed 20% of the total number of options and RSUs in aggregate granted pursuant to the 2007 Plan during such calendar year;

(d) the number of Common Shares to be issued under the 2007 Plan to any one participant during each calendar year during the term of the 2007 Plan shall not exceed the lesser of (i) 5% of the issued and outstanding Common Shares or (ii) 7,987,450 Common Shares; and

(e) the number of Common Shares reserved for issuance and issued from treasury pursuant to the 2007 Plan to any one participant at any time must not exceed 25% of the total number of Common Shares that may be issued from treasury under the 2007 Plan, representing 3,000,000 Common Shares as of March 15, 2011.

In addition, the maximum number of Common Shares issuable from treasury in respect of RSUs that are subject to performance goals (as described further below), during any calendar year, to any one participant is 90,000 Common Shares; provided, however, that if the performance period is less than three consecutive fiscal years, such maximum number will be determined by multiplying 90,000 by a fraction, the numerator of which is the number of days in the performance period and the denominator of which is 1095. We are proposing that shareholders approve an amendment to the 2007 Plan so that the maximum number of shares issuable from treasury for RSUs that are subject to performance goals be increased to 300,000, in order to accommodate performance-based awards for our Named Executive Officers, other than Mr. Pearson, that were granted in 2010.

Administration of the 2007 Plan

To the extent permitted by applicable law, the Board may, from time to time, delegate to a committee of the Board all or any of the powers conferred on the Board under the 2007 Plan. To the extent required for employees subject to Section 162(m) of the Code, the committee will consist of an independent committee of the Board, or the independent committee, that complies with the applicable requirements of Section 162(m) of the Code and Section 16 of the Exchange Act.

Types of Awards

Under the 2007 Plan, options or RSUs may be granted to such of our eligible employees, officers and consultants, and those of our subsidiaries and affiliates, as the Board may determine. Our Directors are not eligible to receive options or RSUs under the 2007 Plan; however, our officers who are also Directors are entitled to receive options or RSUs in their capacity as our officers or those of our subsidiaries or affiliates.

The 2007 Plan provides that the Board will designate those persons to whom options or RSUs will be granted. In the case of options, the Board will consider the participant’s achievement of performance objectives under our equity-based incentive program, our achievement of our strategic goals and objectives as a Company and the contribution that participant has made, or in the case of a new participant, the contribution that participant is expected to make in furtherance of our overall goals. In the case of RSUs, the Board may condition the granting or vesting of RSUs upon the attainment of specified performance goals which may be based on one or more of a number of specified criteria as set out in the plan.

The awards described below are subject to the conditions, limitations, restrictions, exercise price, vesting and forfeiture provisions determined by the Board, in its sole discretion, subject to such limitations as are provided in the 2007 Plan.

Options

Options granted under the 2007 Plan expire on the fifth anniversary of the date of grant. However, if the option expires during a blackout period (a period when the option holder is prohibited from trading in the Company securities), then the term will be extended and shall expire on the tenth business day following the end of the blackout period. Options will vest and be exercisable in the manner determined by the Board and specified in the applicable option agreement.

The exercise price of each option, which may be denominated in Canadian or U.S. dollars, will be determined by the Board, but in any event will be no less than the volume weighted average trading price of the Common Shares on the TSX or NYSE or other stock exchange where the majority of the trading volume and value of the Common Shares occurs, for the five trading days immediately preceding the date of grant (or, for participants subject to U.S. taxation, on the single trading day immediately preceding the date of grant, whichever is greater).

Except for adjustments made pursuant to the anti-dilution provisions, no option may be repriced to reduce the exercise price of such option below the exercise price as of the date of grant, nor will any options be cancelled and replaced with new options with a lower exercise price, without shareholder approval.

Options granted under the 2007 Plan to an employee or officer option holder can only be exercised during an option holder’s continued employment or term of office with the Company, except in certain cases including disability, death, retirement and termination without cause or resignation. Any options held by the option holder that are not exercisable at the date of death, disability, retirement or termination immediately expire and are cancelled on such date. Where an employee or officer option holder’s employment or term of office is terminated for cause, any options held by the option holder, whether or not exercisable at the termination date, immediately expire and are cancelled on such date. Notwithstanding the foregoing provisions, the Board may permit the exercise of any options held in the manner and on the terms as authorized by the Board, including the right for the Board to accelerate the vesting of options, provided that the Board may not authorize the exercise of an option beyond the expiration of the applicable exercise period.

Restricted Share Units

Each vested RSU represents the right of a holder to receive one Common Share, to be issued either from treasury or provided by the Company through market purchases. Unless provided otherwise in the applicable unit agreement, we may, in lieu of all or a portion of the Common Shares which would otherwise be provided to a holder, elect to pay a cash amount equivalent to the market price of a Common Share on the vesting date (or in the case of RSU holders who are subject to U.S. taxation, within 30 days following the vesting date) for each vested RSU, provided that the vesting date does not occur during a blackout period. The amount of cash payment will be determined based on the average market price of the Common Shares on the vesting date on the TSX, the NYSE or other stock exchange where the majority of the trading volume and value of the Common Shares occurs.

Except as otherwise determined by the Board on the date of grant, additional RSUs will be allocated to holders on the payment date of the dividends on the Common Shares, the number of which shall be the quotient determined by dividing: (a) the total amount of dividends declared and that would have been paid to the holder if the RSUs held on the record date had been Common Shares, by (b) the closing price of the Common Shares on the TSX, NYSE or other exchange where the majority of the trading volume and value of the Common Shares occurs on the payment date of such dividends. Fractional RSUs shall not be granted and any such additional RSUs will have the same vesting dates and will vest in accordance with the same terms as the RSUs in respect of which such additional RSUs are credited.

Although it is intended that RSUs granted will comply with the performance-based exception under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), RSUs may be granted that do not comply with such exception.

Unless provided otherwise in the applicable unit agreement, RSUs will vest on the third anniversary date from the date of grant, subject to the attainment of any applicable performance goals specified by the Board. Any RSUs that do not vest as a result of a determination that a holder of RSUs has failed to attain the prescribed performance goals will be forfeited immediately upon such determination. If an RSU vests during a blackout period (as described above), then the vesting date of such RSU will be extended to the first business day following the end of the blackout period. The 2007 Plan contains additional vesting provisions in the event of an RSU holder’s retirement, death, disability or suspension of employment or term of office due to a leave of absence (other than for RSU holders who are subject to U.S. taxation, in which case the 2007 Plan provides for special vesting rules). Any remaining unvested RSUs will be cancelled on the date of retirement, death or disability, or the commencement of the personal leave of absence, as the case may be. Notwithstanding the foregoing provisions, the Board may permit the vesting of any RSUs held in the manner and on the terms authorized by the Board.

Where an RSU holder’s employment, term of office or consulting agreement or arrangement terminates by reason of (a) in the case of an employee or officer RSU holder, voluntary resignation, or termination by the Company or one of its affiliates for cause or (b) in the case of a consultant RSU holder, voluntary termination or termination by the Company or one of its affiliates for breach of the consulting agreement or arrangement, then any

RSUs that are unvested on the date of such termination or resignation will be forfeited and cancelled on the termination date.

In addition to the foregoing, the 2007 Plan provides that:

(a) if an option holder or RSU holder engages in a business that competes with that of the Company, or any activity that would be considered detrimental to the Company (i) prior to any exercise of an option, all options held by the option holder will terminate and expire; (ii) during the one-year period following the date an option is exercised or becomes vested, the option holder will be required to pay to the Company an amount equal to any gain realized as a result of the exercise of the option; (iii) prior to any vesting of RSUs, all RSUs held by the RSU holder will terminate and be cancelled; or (iv) during the one-year period commencing on the date one or more RSUs vest, the RSU holder will be required to pay to us an amount equal to the market price of the Common Shares and/or the cash amount received by the RSU holder, plus any other gain realized as a result of the vesting of the RSUs, issuance of the Common Shares and/or payment of the cash amount; and

(b) if an option holder or RSU holder has been employed by the Company or one of its affiliates for at least 10 consecutive years, the 2007 Plan provides that, provided that the sum of the holder’s age and the years of service with the Company, or its affiliate, equals or exceeds 70, upon the retirement, death, disability or termination (other than in the case of a termination for cause) (i) all of the unvested options held by such holder will immediately vest and become exercisable, (ii) all such vested options shall expire on the earlier of (A) the expiration of the term of such options, and (B) one year following the retirement, death, disability or termination with us, and (iii) all unvested RSUs held by such holder will immediately vest (other than for RSU holders who are subject to U.S. taxation, in which case the 2007 Plan provides for special vesting rules).

Performance Criteria

Awards granted under the 2007 Plan may be subject to specified performance criteria, based on one or more of the following:

•	the attainment of certain target levels of, or a specified increase in, revenues, income before taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing;

•	the attainment of certain target levels of, or a specified increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations;

•	the attainment of certain target levels of, or a specified increase in, operational cash flow;

•	the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Compensation Committee;

•	earnings per share or the attainment of a specified increase in earnings per share or earnings per share from continuing operations;

•	the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital;

•	the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on shareholders’ equity;

•	the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula;

•	the attainment of certain target levels, or a specified increase in, the fair market value of the Common Shares;

•	the growth in the value of an investment in the Common Shares assuming the reinvestment of dividends;

•	the filing of one or more new drug application(s) (“NDA”) or one or more new drug submission(s) (“NDS”) or the approval of one or more NDA(s) or one or more NDS(s) by the U.S. Food and Drug Administration or the Canadian Therapeutic Products Directorate, as applicable;

•	the achievement of a launch of one or more new drug(s);

•	the achievement of research and development milestones;

•	the successful completion of clinical trial phases; or

•	the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs.

•	For purposes of the first item above, “extraordinary items” includes all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction or related to a change in accounting principles.

Change of Control

If there is a change of control of the Company, the 2007 Plan provides that the Board may, without the consent of the option holder or RSU holder, take steps to cause the conversion or exchange of any outstanding options or RSUs into or for cash or securities of substantially equivalent (or greater) value, as determined by the Board in its discretion, in any entity participating in or resulting from the change of control. In addition, the Board may elect to accelerate the vesting of any or all outstanding options or RSUs (in which case the Board may also determine that the outstanding options or RSUs will be purchased by the Company at a prescribed change of control price (reduced, in the case of options, by the applicable exercise price of such option); provided, however that outstanding options may only be purchased by us, as described above, if the prescribed change of control price is higher than the exercise price for such outstanding options), provided that the Board shall not, in any case, authorize the exercise of options beyond the expiry date of the options and where the Board elects to accelerate the vesting of the options, if any options are not exercised on or prior to the completion of the transaction resulting in the change of control, such unexercised options shall terminate and expire upon the completion of the transaction resulting in the change of control (if for any reason the transaction which would result in the change of control is not completed, the acceleration of the vesting of options and/or RSUs shall be retracted and vesting shall instead revert to the normally prescribed manner); or shall otherwise take reasonable steps to ensure that, upon completion of the proposed transaction resulting in a change of control, the number and kind of shares subject to outstanding options or RSUs and/or the exercise price of options shall be appropriately adjusted to prevent substantial dilution or enlargement of the rights granted to option holders or RSU holders. If an acquiror makes an offer to purchase all of the Common Shares which is accepted by all holders of Common Shares (or by a sufficient number of holders of Common Shares to permit the balance of the outstanding Common Shares to be statutorily acquired), each option holder shall be required to either exercise all vested options and sell the Common Shares to the acquiror on the same terms and conditions as the offer or have such vested options cancelled. In such a case, in the event that the Board does not elect to accelerate the vesting of options or RSUs, any unvested options or RSUs then held by option holders or RSU holders shall terminate and expire on the date that the acquiring party completes its acquisition of Common Shares. Such change of control provisions are subject to the terms of any employment or consulting agreement with a participant.

Assignability

Options or RSUs granted under the 2007 Plan (or rights therein) may not be transferred or assigned, except (i) with the consent of the Board but then only if such transfer or assignment is not made for consideration or (ii) upon the death of a participant and subject to the terms of the 2007 Plan, in order to allow the executor or administrator of the estate of such participant or the named beneficiary of such participant to exercise certain rights with respect the participant’s options or RSUs which have, or are deemed to be, vested.

Amendment and Termination

The Board may amend, suspend, discontinue or terminate the plan or amend an option or RSU in such respects as it, in its sole discretion, determines appropriate. For instance, the Board may, without shareholder approval but subject to applicable law and the provisions of the 2007 Plan, (i) amend the vesting provisions of an award or of the 2007 Plan, (ii) amend the payment provisions of an award, (iii) cancel or modify outstanding awards, (iv) waive any restrictions imposed with respect to awards or the Common Shares issued pursuant to awards or of the 2007 Plan, (v) amend the provisions of the 2007 Plan in order to ensure its compliance with applicable securities and tax law as well as the TSX and NYSE rules, (vi) make any amendment of a « housekeeping » or clerical nature as well as any amendment clarifying any provision of the 2007 Plan, and (vii) suspend or terminate the 2007 Plan. Except as may be required to comply with applicable tax law, no termination, suspension or amendment of the 2007 Plan may adversely affect the right of any participant with respect to a previously granted award without the participant’s written consent. However, no such action may, without the consent of an option holder or RSU holder, alter or impair any rights or obligations arising from any option or RSU previously granted to an option holder or RSU holder unless the Board determines that the action would not materially and adversely affect the rights of the holder. In addition, no such action will be undertaken that would cause a previously granted option or RSU intended to qualify for favorable treatment under Section 162(m) of the Internal Revenue Code to cease to so qualify. Notwithstanding the foregoing, no such action is effective until shareholder approval is obtained where such shareholder approval is required under Section 162(m) of the Internal Revenue Code, the rules of any stock exchange on which the Company’s securities are listed or traded, or under the terms of the 2007 Plan. The 2007 Plan provides that shareholder approval is required for any amendment (i) to increase the number of Common Shares reserved for issuance from treasury under the 2007 Plan, (ii) that would reduce the exercise price of an outstanding option (including a cancellation and reissue of an option constituting a reduction of the exercise price), (iii) to extend the term of an outstanding option beyond the originally scheduled expiry date for that option, (iv) to the eligible participants under the 2007 Plan that would permit the introduction or reintroduction of non-employee Directors to participate under the 2007 Plan on a discretionary basis, (v) that would alter the transferability or assignability of options or RSUs under the 2007 Plan, and (vi) to provide for other types of compensation through equity issuance, unless the change results from certain share capital adjustments referred to in the 2007 Plan.

New Plan Benefits

Our equity-based compensation is designed to maintain the competitiveness of our compensation package and thereby attract and retain officers and employees. Under the 2007 Plan, options or RSUs may be granted to such of the Company’s eligible employees, officers and consultants, and those of its subsidiaries and affiliates, as the Board may determine. In the case of RSUs, the Board may condition the granting or vesting of RSUs upon the attainment of specified performance goals which may be based on one or more of a number of specified criteria as set out in the 2007 Plan. The current 2007 Plan terms limit the number of Common Shares issuable from treasury in respect of RSUs that are subject to performance goals (as described further below), during any calendar year, to any one participant is 90,000 Common Shares; provided, however, that if the performance period is less than three consecutive fiscal years, such maximum number will be determined by multiplying 90,000 by a fraction, the numerator of which is the number of days in the performance period and the denominator of which is 1,095. Subject to shareholder approval, an amendment would increase this maximum number of shares issuable from treasury for RSUs that are subject to performance goals, in order to accommodate performance-based awards for our Named Executive Officers that were granted in 2010. The grants of performance-based awards to our Named Executive Officers are, by their terms, subject to shareholder approval of this amendment.

Name and Position	Dollar Value ($)	Number of Units(1)

J. Michael Pearson Chief Executive Officer
Philip W. Loberg Executive Vice President, Interim Chief Financial Officer	556,400	20,000
Rajiv De Silva President and Chief Operating Officer, Specialty Pharmaceuticals	1,514,700	85,000
Robert R. Chai-Onn Executive Vice President, General Counsel and Corporate Secretary	1,336,500	75,000
Mark Durham Senior Vice President, Human Resources	534,600	30,000
Executive Group
Non-Executive Director Group	N/A	N/A
Non-Executive Officer Employee Group	N/A	N/A

(1)	Subject to shareholder approval of the amendment to increase the annual per-person limit on performance-based awards the 2007 Plan, Messrs. Loberg, De Silva, Chai-Onn and Durham will receive a number of performance share units that may convert into Common Shares if the TSR meets or exceeds certain thresholds on November 1, 2013, February 1, 2014 and May 1, 2014 (“the Initial Measurement Date”) or November 1, 2014, February 1, 2015 and May 1, 2015 if not achieved at the Initial Measurement Date. Please refer to the “Grants of Plan-Based Awards Table” to review equity and equity-based awards made to our Named Executive Officers in 2010.

U.S. Federal Income Tax Consequences of 2007 Plan Awards.

A description of the U.S. Federal Income Tax Consequences of 2011 Plan Awards is included on page 68, which would also apply to awards granted under the 2007 Plan.

As a shareholder of the Company, you are invited to vote with respect to the Amendment to the 2007 Plan through the following resolution:

Resolved that the shareholders approve the Amendment to the 2007 Plan.

The Board of Directors of the Company recommends that the Shareholders vote FOR Proposal No. 5.

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2010.

EQUITY COMPENSATION PLAN INFORMATION

Number of Securities
	Number of Securities		Remaining Available for
	to Be Issued Upon	Weighted-Average	Future Issuance under
	Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (a))
	(a)	(b)	(c)

Equity Compensation Plans Approved By Shareholders	21,789,781 (1)	$11.99	6,320,079
Equity Compensation Plans Not Approved By Shareholders	—	—	—
Total	21,789,781	$11.99	6,320,079 (2)

(1)	Included in this amount is the maximum number of Common Shares that may be issued under each of the performance share units outstanding as of December 31, 2010. Includes securities underlying VPI awards granted prior to the merger that were converted to Company awards in connection with the merger. As of December 31, 2010, the weighted average remaining contractual term of outstanding options was 6.4 years.

(2)	In addition to this number, 2,282,366 Common Shares are reserved for issuance under our Employee Stock Purchase Plan.

Option and RSU Plans

In 1993, we adopted our 1993 Stock Option Plan, as amended (the “1993 Option Plan”), which was subsequently approved by our shareholders on March 28, 1994. On June 25, 2004, our shareholders approved our 2004 Stock Option Plan (the “2004 Option Plan”) and on June 27, 2006, our shareholders approved our 2006 Stock Option Plan (the “2006 Option Plan”). On May 16, 2007, our shareholders approved amendments to the 2006 Option Plan, which included, among other things, the ability to grant RSU awards and more detailed amendment provisions. The amended plan was renamed the “2007 Equity Compensation Plan”. Outstanding options granted under the 2006 Option Plan prior to May 16, 2007 continue to be governed by the provisions of the 2007 Plan as if such options had been granted under such plan.

As of March 15, 2011, there are no Common Shares issuable in respect of options granted and which remain outstanding under the 1993 Option Plan. We ceased granting options under the 1993 Option Plan following the adoption of the 2004 Option Plan and this plan has ceased to exist as all of the options granted under this plan have expired or have been exercised. As of March 15, 2011, 11,754,845 Common Shares (3.95% of the issued and outstanding Common Shares) had been issued upon the exercise of options granted under the 1993 Plan.

As of March 15, 2011, there were 83,422 Common Shares (less than 0.03% of the issued and outstanding Common Shares) issuable in respect of options granted and which remain outstanding under the 2004 Option Plan. We ceased granting options under the 2004 Option Plan following the adoption of the 2006 Option Plan in June 2006 and it is intended that this plan will cease to exist once all of the options granted under the 2004 Option Plan have expired or have been exercised. As of March 15, 2011, 1,339,692 Common Shares (0.45% of the issued and outstanding Common Shares) had been issued upon the exercise of options granted under the 2004 Option Plan.

As of March 15, 2011, 5,609,504 (1.89% of the issued and outstanding Common Shares) had been issued upon the exercise of options granted under the 2007 Plan (including under the 2006 Option Plan) and 1,719,368 (0.58% of the issued and outstanding Common Shares) had been issued in connection with the vesting of RSUs granted under the 2007 Plan. As of March 15, 2011, a total of 12,875,782 Common Shares (4.33% of the issued and outstanding Common Shares) remained reserved for issuance under the 2007 Plan, representing (a) 10,857,698 Common Shares (3.65% of the issued and outstanding Common Shares) issuable in respect of options and 2,018,084 (0.68% of the issued and outstanding Common Shares) issuable in respect of RSUs granted and which remain outstanding under such plan.

PROPOSAL NO. 6

APPOINTMENT OF AUDITORS

The Finance and Audit Committee recommended to the Board that PricewaterhouseCoopers LLP (“PwC”) be put before the shareholders at the Meeting for appointment as our auditors to serve until the close of the 2012 Annual Meeting of Shareholders. The Board has accepted and endorsed this recommendation.

Prior to the Merger, E&Y audited Biovail’s historical financial statements and PwC audited Valeant Pharmaceuticals International’s historical financial statements. On November 19, 2010, we notified E&Y and PwC that the Company’s Finance and Audit Committee determined to recommend to the Company’s Board of Directors (the “Board”) that, at the Annual Meeting, the Board recommend that shareholders appoint PwC as the Company’s auditors for the year ending December 31, 2011. E&Y continued to serve as the Company’s auditor engaged to audit the Company’s consolidated financial statements as of and for the period ending December 31, 2010, and the Company and E&Y agreed that E&Y would continue to serve until such time as the Board appointed PwC to serve as the Company’s auditor. The Board appointed PwC to serve as the Company’s auditor on March 10, 2011.

The audit report of E&Y on the consolidated financial statements of Biovail as of and for each of the two fiscal years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During Biovail’s fiscal years ended December 31, 2010 and 2009, and in the subsequent interim period from January 1, 2011 through March 10, 2011, PwC was be appointed to serve as the Company’s auditors, (i) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

We requested E&Y to review the disclosures contained in the preceding three paragraphs and asked E&Y to furnish us with a letter addressed to the SEC stating whether it agreed with those statements contained herein. We filed a copy of E&Y’s letter as an exhibit to a Current Report on Form 8-K/A dated March 14, 2011.

Under the CBCA, at each annual meeting of shareholders, shareholders of a corporation appoint, by a majority of votes cast in respect of that proposal, an auditor to hold office until the close of the next Annual Meeting. Notwithstanding the foregoing, if an auditor is not appointed at a meeting of shareholders, the incumbent auditor continues in office until a successor is appointed. PwC currently serves as auditor of the Company and, therefore, shall continue to serve as the Company’s auditor in the event that this proposal is not adopted by the shareholders. PwC was appointed as the Company’s auditor by the Board, upon the recommendation of its Finance and Audit Committee, on March 10, 2011 following the resignation of E&Y on March 10, 2011.

A representative of PwC will be present at the Meeting and will have an opportunity to make a statement if desired. Further, the representative will be available to respond to appropriate shareholder questions directed to him or her.

A simple majority of votes cast at the Meeting, whether in person, or by proxy or otherwise, will be required to appoint PwC. You may either vote “For” the appointment of PwC or “Withhold” your vote with respect such appointment. If you vote “For” the appointment of PwC, your Common Shares will be voted accordingly. If you select “Withhold” with respect to the appointment of PwC, your vote will not be counted as a vote cast for the purposes of appointing PwC.

As a shareholder of the Company, you are invited to vote with respect to the appointment of PwC as the auditors for the Company to hold office until the close of the 2012 Annual Meeting of Shareholders and to authorize the Company’s Board of Directors to fix the auditors’ remuneration through the following resolution:

Resolved that the shareholders hereby appoint PwC as auditors for the Company to hold office until the close of the 2012 Annual Meeting of Shareholders and the Company’s Board of Directors is hereby authorized to fix the auditors’ remuneration.

The Board of Directors of the Company recommends that the Shareholders vote FOR Proposal No. 6.

AUDITOR FEES

For fiscal year ended December 31, 2010, E&Y was our appointed auditor. The table below summarizes the fees (expressed in thousands of U.S. dollars) paid by the Company and its consolidated subsidiaries to E&Y during each of 2009 and 2010.

	2009		2010
	Amount	%	Amount	%

Audit Fees	$2,613	92	$2,668	54
Audit-Related Fees(1)	223	8	2,100	42
Tax Fees(2)	0	0	164	3
All Other Fees	0	0	29	1

Total	$2,836	100	$4,960	100

Notes:

(1)	Audit-related services are generally related to the acquisition of Valeant Pharmaceuticals International, Inc., due diligence investigations, audits of combined financial statements prepared for purposes of the disposal of certain of our activities or of combined financial statements of companies which we acquired, review of prospectuses, and to other assignments relating to internal accounting functions and procedures.

(2)	Tax services are professional services rendered by our auditors for tax compliance, tax consulting associated with international transfer prices and employee tax services.

Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the fiscal years ended December 31, 2010 and December 31, 2009 for the audit of our consolidated annual financial statements and the reviews of the financial statements included in our Forms 10-Q, the audits of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects, or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements, were approximately $2.7 million and $2.6 million, respectively.

Audit-Related Fees

The Finance and Audit Committee believes that the provision of the non-audit services referenced above is compatible with maintaining E&Y’s independence. E&Y did not provide any financial information systems design or implementation services to the Company during 2010.

Audit-related services are generally related to audits of combined financial statements prepared for the purposes of the completed disposal of certain of our activities, employee benefit plan audits and assignments relating to internal accounting functions and procedures.

The aggregate fees billed for assurance and related services rendered by E&Y during the fiscal years ended December 31, 2010 and December 31, 2009 that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not included in “Audit Fees” above were approximately $2.1 million and $0.2 million, respectively. Amounts in 2010 include fees pertaining to the acquisition of Valeant

Pharmaceuticals International, due diligence work carried out related to the disposal of certain of our activities and other assignments relating to internal accounting functions and procedures.

Tax Fees

Tax services are professional services rendered by our auditors for tax compliance, tax advice and tax planning services. The aggregate fees billed for tax services rendered by E&Y during the fiscal years ended December 31, 2010 and December 31, 2009 were approximately $0.2 million and none, respectively.

All Other Fees

There were insignificant amounts paid under “All Other Fees” during the years ended December 31, 2010 and December 31, 2009.

All fees described above were either approved by the Finance and Audit Committee of our Board or incurred in accordance with the pre-approval policy adopted by the Finance and Audit Committee.

Finance and Audit Committee’s Pre-Approval of Non-Audit Services

The Finance and Audit Committee chooses and appoints (through nomination to the Company’s shareholders) the Company’s auditors to audit our financial statements. The Finance and Audit Committee pre-approves non-audit services that may be provided to the Company and its subsidiaries by its auditors. The Finance and Audit Committee is not permitted to approve any engagement of the Company’s auditors if the services to be performed either fall into a category of services that are not permitted by applicable law or the services would be inconsistent with maintaining the auditors’ independence.

OTHER

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
FOR THE 2012 ANNUAL MEETING OF SHAREHOLDERS

A shareholder who is entitled to vote at the 2012 Annual Meeting of Shareholders may raise a proposal for consideration at such Annual Meeting. We will consider such proposal for inclusion in the proxy materials for the 2012 Annual Meeting of Shareholders only if our Secretary receives such proposal (at 7150 Mississauga Road, Mississauga, Ontario, Canada, L5N 8M5, or by facsimile 905-286-3050): (i) submitted pursuant to Rule 14a-8 (“Rule 14a-8”) of the General Rules and Regulations promulgated under the Exchange Act, on or before January 16, 2011, or (ii) submitted pursuant to section 137 of the CBCA, on or before January 16, 2012. The use of certified mail, return receipt, is advised. In addition, in the event the Company does not receive a shareholder proposal by February 28, 2012, the proxy to be solicited by the Board for the 2012 Annual Meeting of Shareholders will confer discretionary authority on the holders of the proxy to vote the shares if the proposal is presented at the 2012 Annual Meeting of Shareholders without any discussion of the proposal in the proxy materials for that meeting.

If the date of the 2012 Annual Meeting of Shareholders is advanced or delayed more than 30 days from the date of the Annual Meeting, shareholder proposals intended to be included in the proxy statement for the 2012 Annual Meeting of Shareholders must be received by us within a reasonable time before we begin to print and mail the proxy statement, or provide a notice to you with respect to accessing such proxy statement over the Internet, for the 2012 Annual Meeting of Shareholders.

COMMUNICATION WITH THE BOARD OF DIRECTORS

Shareholders and other interested parties may contact the Company’s Directors in writing, as a group or individually, by directing their correspondence to the attention of the Corporate Secretary, Valeant Pharmaceuticals International, Inc., 7150 Mississauga Road, Mississauga, Ontario, Canada, L5N 8M5. Shareholders and other interested parties may also contact the Company’s Directors by calling the Company’s helpline in the United States and Canada at (800) 461-9330, or internationally at (720) 514-4400 (collect calls accepted). The Corporate Secretary will log incoming information and forward appropriate messages promptly to the Director(s). Communications are distributed to the Board, or to any individual Director or Directors as appropriate, depending on the facts and circumstances outlined in the communication.

Certain items that are unrelated to the duties and responsibilities of the Board will not be distributed to the Board, such as mass mailings, product complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. In addition, material that is inappropriate or unsuitable will be excluded, with the provision that any communication that is excluded must be made available to any non-employee Director upon request.

Communications that include information better addressed by the Finance and Audit Committee will be addressed directly by that Committee.

ANNUAL REPORT AND ADDITIONAL INFORMATION

Our financial information is contained in the Company’s comparative annual financial statements and related MD&A for the fiscal year ended December 31, 2010. Our Annual Report is available on the Internet at our website at www.valeant.com or on SEDAR at www.sedar.com or through the SEC’s electronic data system called EDGAR at www.sec.gov. To request a printed copy of our Annual Report or a comparative financial statements and related MD&A as of and for the year ended December 31, 2010, which we will provide to you without charge, either write to Valeant Investor Relations at Valeant Pharmaceuticals International, Inc., 7150 Mississauga, Ontario, Canada L5N 8M5, or send an email to Valeant Investor Relations at ir@valeant.com. Neither the Annual Report nor the comparative financial statements and related MD&A as of and for the year ended December 31, 2010 form part of the material for the solicitation of proxies. Additional information relating to the Company may be found on SEDAR at www.sedar.com or on EDGAR at www.sec.gov.

PROXY SOLICITATION

The costs of providing the ability to vote by telephone and over the Internet, the costs in preparing and mailing the Proxy Statement and form of Proxy Card will be paid by us. In addition to soliciting proxies by telephone, Internet and mail, employees of the Company may, at our expense, solicit proxies in person, by telephone, telegraph, courier service, advertisement, telecopier or other electronic means. We have retained Georgeson to assist in the solicitation of proxies. We will pay fees to Georgeson not to exceed $9,000, plus reasonable out-of-pocket expenses incurred by them. We will pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for forwarding solicitation material to principals and for obtaining their instructions.

HOUSEHOLDING OF PROXY MATERIALS

Companies and intermediaries (e.g., brokers) are permitted under the SEC’s rules to satisfy the delivery requirements for proxy materials and annual reports with respect to two or more shareholders sharing the same address by delivering a single management proxy circular and proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single management proxy circular and proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate management proxy circular and proxy statement, please notify your broker, or direct your written request to Valeant Pharmaceuticals International, Inc., Attn: Investor Relations, 7150 Mississauga Road, Mississauga, Ontario, Canada L5N 8M5. Shareholders who currently receive multiple copies of the Proxy Statement at their address and would like to request “householding” of their communications should contact their broker.

MISCELLANEOUS

If any other matters are properly presented for consideration at the Meeting, including, among other things, consideration of a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendation of the Board, the persons named as Proxyholders and acting thereunder intend to vote the share represented by the Proxies on such matters in accordance with the recommendation of the Board and the authority to do so is included in the Proxy.

As of the date this Proxy Statement, the Board knows of no other matters which are likely to come before the Meeting.

By Order of the Board of Directors,

J. Michael Pearson
Chief Executive Officer and Chairman of the Board

Mississauga, Ontario
April 14, 2011

WE WILL MAIL WITHOUT CHARGE UPON WRITTEN REQUEST A COPY OF OUR MOST RECENT ANNUAL REPORT, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO: CORPORATE SECRETARY, VALEANT PHARMACEUTICALS INTERNATIONAL, INC., 7150 MISSISSAUGA ROAD, MISSISSAUGA, ONTARIO, CANADA L5N 8M5. THE ANNUAL REPORT IS ALSO AVAILABLE FREE OF CHARGE ON THE COMPANY WEBSITE: WWW.VALEANT.COM.

EXHIBIT A

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
2011 OMNIBUS INCENTIVE PLAN

1.	Purpose

The purposes of the Valeant Pharmaceuticals International, Inc. 2011 Omnibus Incentive Plan (the “Plan”) are to (i) align the long-term financial interests of employees, directors, consultants, agents and other service providers of the Company and its Subsidiaries with those of the Company’s shareholders; (ii) attract and retain those individuals by providing compensation opportunities that are competitive with other companies; and (iii) provide incentives to those individuals who contribute significantly to the long-term performance and growth of the Company and its Subsidiaries.

2.	Term

(a) Effective Date.  The Plan has been adopted and approved by the Board (defined below) and shall become effective as of April 6, 2011 (the “Effective Date”), subject to the approval of the shareholders of the Company.

(b) Duration.  Subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 17 hereof, the Plan shall remain in effect until the earlier of (i) the date all Common Shares subject to the Plan have been purchased or acquired according to the Plan’s provisions or (ii) the tenth anniversary of the date the Plan becomes effective pursuant to Section 2(a) hereof. No Awards shall be granted under the Plan after such termination date but Awards granted prior to such termination date shall remain outstanding in accordance with their terms.

3.	Definitions

“Award” shall mean an Option, SAR, Share Award or Cash Award granted under the Plan.

“Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing an Award.

“Board” shall mean the Board of Directors of the Company.

“Blackout Period” means a period self-imposed by the Company (within the meaning of Section 613(m) of the TSX Company Manual) when the Participant is prohibited from trading in the Company’s securities.

“Business Day” means any day, other than a Saturday, Sunday or statutory or civic holiday, on which banks in Toronto, Ontario are open for business.

“Cash Award” means cash awarded under Section 7(d) of the Plan, including cash awarded as a bonus or upon the attainment of Performance Criteria or otherwise as permitted under the Plan.

“Cause” shall have the meaning set forth in the Participant’s employment agreement with the Company, as in effect on the date an Award is granted; provided that if no such agreement or definition exists, “Cause” shall mean, unless otherwise specified in the Award Agreement: (i) conviction of any felony or indictable offense (other than one related to a vehicular offense) or other criminal act involving fraud; (ii) willful misconduct that results in a material economic detriment to the Company; (iii) material violation of Company policies and directives, which is not cured after written notice and an opportunity for cure; (iv) continued refusal by the Participant to perform the Participant’s duties after written notice identifying the deficiencies and an opportunity for cure; (v) a material violation by the Participant of any material covenants to the Company and (vi) such other actions constituting cause under applicable common law. No action or inaction shall be deemed willful if not demonstrably willful and if taken or not taken by the Participant in good faith and with the understanding that such action or inaction was not adverse to the best interests of the Company. Reference in this definition to the Company shall also include direct and indirect Subsidiaries of the Company, and materiality shall be measured based on the action or inaction and the impact upon the Company taken as a whole.

“Change of Control” shall have the meaning set forth in Section 10.

“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended, including any rules and regulations promulgated thereunder and any successor thereto.

“Committee” shall mean the Board or a committee designated by the Board to administer the Plan. With respect to Awards granted to Covered Employees (or individuals expected to become Covered Employees), such committee shall consist of two or more individuals, each of whom, unless otherwise determined by the Board, is an “outside director” within the meaning of Section 162(m) of the Code and a “nonemployee director” within the meaning of Rule 16b-3 of the Exchange Act.

“Common Shares” shall mean the common shares of the Company, no par value per share.

“Company” shall mean Valeant Pharmaceuticals International, Inc., a Canadian corporation.

“Covered Employee” shall mean a “covered employee,” as such term is defined in Section 162(m)(3) of the Code.

“Deferred Shares” shall mean an Award payable in Common Shares at the end of a specified deferral period that is subject to the terms, conditions and limitations described or referred to in Section 7(c)(iv).

“Disability” shall mean, unless otherwise provided in an Award Agreement, that the Participant is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company; provided, that, if applicable to the Award, “Disability” shall be determined in a manner consistent with Section 409A of the Code.

“Eligible Recipient” shall mean (i) any employee (including any officer) of the Company or any Subsidiary, (ii) any director of the Company or any Subsidiary or (iii) any individual performing services for the Company or a Subsidiary in the capacity of a consultant, agent or otherwise.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder and any successor thereto.

“Good Reason” shall have the meaning set forth in the Participant’s employment agreement with the Company, as in effect on the date an Award is granted; provided that if no such agreement or definition exists, “Good Reason” shall mean, unless otherwise specified in the Award Agreement, the occurrence of any of the events or conditions described in clauses (i) and (ii) immediately below which are not cured by the Company (if susceptible to cure by the Company) within thirty (30) days after the Company has received written notice from the Participant which notice must be provided by the Participant within ninety (90) days of the initial existence of the event or condition constituting Good Reason specifying the particular events or conditions which constitute Good Reason and the specific cure requested by the Participant: (i) any material reduction in the Participant’s duties or responsibilities as in effect immediately prior thereto; provided that diminution of responsibility shall not include any such diminution resulting from a promotion, death or Disability, the termination of the Participant’s employment for Cause, or the Participant’s termination of employment other than for Good Reason; and (ii) any reduction in the Participant’s base salary or target bonus opportunity which is not comparable to reductions in the base salary or target bonus opportunity of other similarly-situated employees at the Company.

“Insider” shall mean a reporting insider, as defined in National Instrument 55-104 — Insider Reporting Requirements and Exemptions of the Canadian Securities Administrators.

“ISO” shall mean an Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

“Market Price” shall mean, with respect to Common Shares, (i) the closing price per Common Share on the national securities exchange on which the Common Shares are principally traded (as of the Effective Date, the New York Stock Exchange) for the last preceding date on which there was a sale of such Common Shares on such exchange, or (ii) if the Common Shares are not then listed on a national securities exchange but are then traded in an over-the-counter market, the average of the closing bid and asked prices for the Common Shares in such over-the-counter market for the last preceding date on which there was a sale of such Common Shares in such market, or (iii) if the Common Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, using any reasonable method of valuation, shall determine. With respect to property other than Common Shares, the Market Price shall mean the fair market value of such other property determined by such methods or procedures as shall be established from time to time by the Committee.

“Nonqualified Stock Option” shall mean an Option that is granted to a Participant that is not designated as an ISO.

“Option” shall mean the right to purchase a specified number of Common Shares at a stated exercise price for a specified period of time subject to the terms, conditions and limitations described or referred to in Section 7(a). The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”

“Original Term” shall have the meaning set forth in Section 7(a).

“Participant” shall mean an Eligible Recipient who has been granted an Award under the Plan.

“Performance Criteria” shall mean performance criteria based on the attainment by the Company or any Subsidiary (or any division or business unit of such entity) of performance measures pre-established by the Committee in its sole discretion, based on one or more of the following:

(i) revenues, income before taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing, in each case, on a total or per-share basis;

(ii) after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations;

(iii) operational or free cash flow;

(iv) the level of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company;

(vi) return on capital employed, return on assets, or return on invested capital;

(vii) after-tax or pre-tax return on stockholders’ equity;

(viii) economic value added targets based on a cash flow return on investment formula;

(ix) the Market Price of the Common Shares;

(x) the value of an investment in the Common Shares assuming the reinvestment of dividends;

(xi) the filing of one or more new drug application(s) (“NDA”) or one or more new drug submission(s) (“NDS”) or the approval of one or more NDA(s) or one or more NDS(s) by the U.S. Food and Drug Administration or the Canadian Therapeutic Products Directorate, as applicable;

(xii) the achievement of a launch of one or more new drug(s);

(xiii) the achievement of research and development, or other strategic, milestones;

(xiv) the successful completion of clinical trial phases;

(xv) licensing or acquiring new products;

(xvi) acquisition or divestiture of products or business; or

(xvii) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs.

For purposes of item (i) above, “extraordinary items” shall mean all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principles, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board. The Performance Criteria may be based upon the attainment of specified levels of performance under one or more of the measures described above relative to the performance of other entities. To the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for shareholder approval) or to the extent that an Award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee in its sole discretion may designate additional business criteria on which the Performance Criteria may be based or adjust, modify or amend the aforementioned business criteria. Performance Criteria may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned. To the extent permitted under Section 162(m) of the Code, the Committee, in its sole discretion, shall make equitable adjustments to the Performance Criteria in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles, as applicable.

“Person” shall have the meaning set forth in Section 14(d)(2) of the Exchange Act.

“Restricted Shares” shall mean an Award of Common Shares that is subject to the terms, conditions, restrictions and limitations described or referred to in Section 7(c)(iii).

“SAR” shall mean a share appreciation right that is subject to the terms, conditions, restrictions and limitations described or referred to in Section 7(b).

“Section 16(a) Officer” shall mean an Eligible Recipient who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

“Separation from Service” shall have the meaning set forth in Section 1.409A-1(h) of the Treasury Regulations.

“Specified Employee” shall have the meaning set forth in Section 409A of the Code and the Treasury Regulations promulgated thereunder.

“Share Award” shall have the meaning set forth in Section 7(c)(i).

“Share Payment” shall mean a share payment that is subject to the terms, conditions, and limitations described or referred to in Section 7(c)(ii).

“Share Unit” shall mean a share unit that is subject to the terms, conditions and limitations described or referred to in Section 7(c)(v).

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in the chain (or such lesser percent as is permitted by Section 1.409A-1(b)(5)(iii)(E) of the Treasury Regulations).

“Transferred Shares” shall have the meaning set forth in Section 6(a).

“Treasury Regulations” shall mean the regulations promulgated under the Code by the United States Internal Revenue Service, as amended.

4.	Administration

(a) Committee Authority.  Subject to applicable law, the Committee shall have full and exclusive power to administer and interpret the Plan, to grant Awards and to adopt such administrative rules, regulations, procedures and guidelines governing the Plan and the Awards as it deems appropriate, in its sole discretion, from time to time. The Committee’s authority shall include, but not be limited to, the authority to (i) determine the type of Awards to be granted under the Plan; (ii) select Award recipients and determine the extent of their participation; (iii) determine Performance Criteria no later than such time as required to ensure that an underlying Award which is intended to comply with Section 162(m) of the Code so complies; and (iv) establish all other terms, conditions, and limitations applicable to Awards, Award programs and, if applicable, the Common Shares issued pursuant thereto. The Committee may accelerate or defer the vesting or payment of Awards, cancel or modify outstanding Awards, waive any conditions or restrictions imposed with respect to Awards or the Common Shares issued pursuant to Awards and make any and all other determinations that it deems appropriate with respect to the administration of the Plan, subject to (A) the limitations contained in Sections 4(d) and 17 of the Plan and applicable law with respect to all Participants and (B) the provisions of Section 162(m) of the Code with respect to Covered Employees.

(b) Administration of the Plan.  The administration of the Plan shall be managed by the Committee. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee shall have the power to prescribe and modify the forms of Award Agreement, correct any defect, supply any omission or clarify any inconsistency in the Plan and/or in any Award Agreement and take such actions and make such administrative determinations that the Committee deems appropriate in its sole discretion. Any decision of the Committee in the administration of the Plan, as described herein, shall be final, binding and conclusive on all parties concerned, including the Company, its shareholders and Subsidiaries and all Participants.

(c) Delegation of Authority.  To the extent permitted by applicable law, the Committee may at any time delegate to one or more officers or directors of the Company some or all of its authority over the administration of the Plan, with respect to individuals who are not Section 16(a) Officers or Covered Employees.

(d) Indemnification.  No member of the Committee or any other Person to whom any duty or power relating to the administration or interpretation of the Plan has been delegated shall be personally liable for any action or determination made with respect to the Plan, except for his or her own willful misconduct or as expressly provided by statute. The members of the Committee and its delegates, including any employee with responsibilities relating to the administration of the Plan, shall be entitled to indemnification and reimbursement from the Company, to the extent permitted by applicable law and the by-laws and policies of the Company. To the fullest extent permitted by the law, in the performance of its functions under the Plan, the Committee (and each member of the Committee and its delegates) shall be entitled to rely upon information and advice furnished by the Company’s officers, accountants, counsel and any other party they deem appropriate, and neither the Committee nor any such Person shall be liable for any action taken or not taken in reliance upon any such advice.

5.	Participation

(a) Eligible Recipients.  Subject to applicable law and Section 7 hereof, the Committee shall determine, in its sole discretion, which Eligible Recipients shall be granted Awards under the Plan. Unless otherwise determined by the Committee, members of the Board shall generally not be eligible to receive SARs or Options.

(b) Participation outside of the United States.  In order to facilitate the granting of Awards to Employees who are foreign nationals or who are employed outside of the U.S., the Committee may provide for such special terms and conditions, including, without limitation, substitutes for Awards, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Committee may approve any supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for the purposes of this Section 5(b) without thereby affecting the terms of this Plan as in effect for any other purpose, and the appropriate officer of the Company may certify any such documents as having been approved and adopted pursuant to properly delegated authority; provided, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the intent and purpose of this Plan, as then in effect; and further provided that any such action taken with respect to a

Covered Employee shall be taken in compliance with Section 162(m) of the Code and that any such action taken with respect to an Employee who is subject to Section 409A of the Code shall be taken in compliance with Section 409A of the Code.

6.	Available Shares of Common Shares

(a) Shares Subject to the Plan.  Subject to the following provisions of this Section 6, the maximum number of Common Shares that may be issued to Participants pursuant to Awards (all of which may be granted as ISOs) shall be equal to the sum of (i) the number of shares under the Company’s 2007 Equity Compensation Plan, as amended, reserved but unissued and not subject to outstanding awards (which, as of the Effective Date, was 6,846,310 Common Shares) and (ii) the number of shares becoming available for reuse after awards are terminated, forfeited, cancelled, exchanged or surrendered following the Effective Date under the Company’s 2007 Equity Compensation Plan (the “Transferred Shares”). For the avoidance of doubt, the Transferred Shares shall no longer be available under the Company’s 2007 Equity Compensation Plan. Common Shares issued pursuant to Awards granted under the Plan may be shares that have been authorized but unissued, or have been purchased in open market transactions or otherwise.

(b) Forfeited and Expired Awards.  If any shares subject to an Award are forfeited, canceled, exchanged or surrendered, or if an Award terminates or expires without a distribution of Common Shares to the Participant, the shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Notwithstanding the forgoing, the shares surrendered or withheld as payment of either the exercise price of an Option (including shares otherwise underlying an Award of a SAR that are retained by the Company to account for the exercise price of such SAR) and/or withholding taxes in respect of an Award shall no longer be available for Awards under the Plan.

(c) Other Items Not Included in Allocation.  The maximum number of Common Shares that may be issued under the Plan as set forth in Section 6(a) shall not be affected by (i) the payment in cash of dividends or dividend equivalents in connection with outstanding Awards; (ii) the granting or payment of share-denominated Awards that by their terms may be settled only in cash, (iii) the granting of Cash Awards; or (iv) Awards that are granted in connection with a transaction between the Company or a Subsidiary and another entity or business in substitution or exchange for, or conversion adjustment, assumption or replacement of, awards previously granted by such other entity to any individuals who have become Eligible Recipients as a result of such transaction.

(d) Other Limitations on Shares that May be Granted under the Plan.  Subject to Section 6(e), the aggregate number of Common Shares that may be granted to any Covered Employee during a calendar year in the form of Options, SARs, and/or Share Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code shall not exceed 1,000,000 shares (computed based on maximum performance). Determinations made under this Section 6(d) with respect to Covered Employees shall be made in a manner consistent with Section 162(m) of the Code. Furthermore, (i) the number of Common Shares issuable to Insiders, at any time, under all security-based compensation arrangements of the Company, cannot exceed 10% of issued and outstanding Common Shares of the Company; and (ii) the number of Common Shares issued to Insiders, within any one year period, under all security-based compensation arrangements of the Company, cannot exceed 10% of issued and outstanding securities.

(e) Adjustments.  In the event of any change in the Company’s capital structure, including, but not limited to, a change in the number of Common Shares outstanding, on account of (i) any stock dividend, stock split, reverse stock split or any similar equity restructuring or (ii) any combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, or divesture or any other similar event affecting the Company’s capital structure, to reflect such change in the Company’s capital structure, the Committee shall make appropriate equitable adjustments to the maximum number of Common Shares that may be issued under the Plan as set forth in Section 6(a) and to the maximum number of shares that may be granted to any single individual pursuant to Section 6(d) (but, in each case, only to the extent permitted under Section 162(m) of the Code). In the event of any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to shareholders, or any transaction or event described above, to the extent necessary to prevent the enlargement or diminution of the rights of Participants, the Committee shall make appropriate equitable adjustments to the number or kind of shares subject to an outstanding Award, the exercise price applicable to an outstanding Award, and/or any measure of performance that relates to an outstanding Award, including any applicable Performance Criteria. Any adjustment to ISOs under this Section 6(e) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code. With respect to Awards subject to Section 409A of the Code, any adjustments under this Section 6(e) shall conform to the requirements of Section 409A of the Code. Furthermore, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustments shall be made only to the extent that the Committee determines that such adjustments may be made without causing the Company to be denied a tax deduction on account of Section 162(m) of the Code. Notwithstanding anything set forth herein to the contrary, the Committee may, in its discretion, decline to adjust any Award made to a Participant, if it determines that such adjustment would violate applicable law or result in adverse tax consequences to the Participant or to the Company. If, as a result of any adjustment under this Section 6(e), a Participant would become entitled to a fractional Common Share, the Participant has the right to acquire only the adjusted number of full Common Shares and no payment or other adjustment will be made with respect to the fractional Common Shares so disregarded. Adjustments described under this Section 6(e) are subject to any applicable regulatory approvals.

7.	Awards Under The Plan

Awards under the Plan may be granted as Options, SARs, Share Awards or Cash Awards, as described below. Awards may be granted singly, in combination or in tandem as determined by the Committee, in its sole discretion.

(a) Options.  Options granted under the Plan shall be designated as Nonqualified Stock Options or ISOs. Options shall expire after such period, not to exceed a maximum of ten years, as may be determined by the Committee (the “Original Term”). If an Option is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option expires or is otherwise canceled pursuant to its terms. Notwithstanding anything to the contrary in this Section 7(a), if the Original Term of an Option held by a Participant expires during a Blackout Period, the term of such Option shall be extended until the tenth Business Day following the end of the Blackout Period, at which time any unexercised portion of the Option shall expire. Except as otherwise provided in this Section 7(a), Options shall be subject to the terms, conditions, restrictions, and limitations determined by the Committee, in its sole discretion, from time to time.

(i) Exercise Price.  The Committee shall determine the exercise price per share for each Option, which shall not be less than 100% of the Market Price (as of the date of grant) of the Common Shares subject to the Option.

(ii) Exercise of Options.  Upon satisfaction of the applicable conditions relating to vesting and exercisability, as determined by the Committee, and upon provision for the payment in full of the exercise price and applicable taxes due, the Participant shall be entitled to exercise the Option and receive the number of Common Shares issuable in connection with the Option exercise. The Common Shares issued in connection with the Option exercise may be subject to such conditions and restrictions as the Committee may determine, from time to time. The exercise price of an Option and applicable withholding taxes relating to an Option exercise may be paid by methods permitted by the Committee from time to time including, but not limited to, (1) a cash payment; (2) tendering (either actually or by attestation) Common Shares owned by the Participant (for any minimum period of time that the Committee, in its discretion, may specify), valued at the Market Price at the time of exercise; (3) arranging to have the appropriate number of Common Shares issuable upon the exercise of an Option withheld or sold; or (4) any combination of the above. Additionally, the Committee may provide that an Option may be “net exercised,” meaning that upon the exercise of an Option or any portion thereof, the Company shall deliver the number of whole Common Shares equal to (A) the difference between (x) the aggregate Market Price of the Common Shares subject to the Option (or the portion of such Option then being exercised) and (y) the aggregate exercise price for all such Common Shares under the Option (or the portion thereof then being exercised) plus (to the extent it would not give rise to adverse accounting consequences pursuant to applicable accounting principles or to adverse tax consequences to the Participants under Canadian federal, provincial or territorial tax laws) the amount of withholding tax due upon exercise divided by (B) the Market Price of a Common Share on the date of exercise. Any fractional share that would result from such equation shall be canceled.

(iii) ISOs.  The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Committee from time to time in accordance with the Plan. At the discretion of the Committee, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary.

(1) ISO Grants to 10% Shareholders.  Notwithstanding anything to the contrary in this Section 7(a), if an ISO is granted to a Participant who owns shares representing more than ten percent of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424 (e) of the Code) or a Subsidiary, the term of the Option shall not exceed five years from the time of grant of such Option and the exercise price shall be at least 110 percent of the Market Price (as of the date of grant) of the Common Shares subject to the Option.

(2) $100,000 Per Year Limitation for ISOs.  To the extent the aggregate Market Price (determined as of the date of grant) of the Common Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.

(3) Disqualifying Dispositions.  Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date he or she makes a “disqualifying disposition” of any Common Shares acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Common Shares before the later of (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the Common Shares by exercising the ISO. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any Common Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such shares.

(b) Share Appreciation Rights.  A SAR represents the right to receive a payment in cash, Common Shares, or a combination thereof, in an amount equal to the product of (1) the excess of the Market Price per Common Share on the date the SAR is exercised over the exercise price per Common Share of such SAR (which exercise price shall be no less than 100% of the Market Price of the Common Shares subject to the SAR as of the date the SAR was granted) and (2) the number of Common Shares subject to the portion of the SAR being exercised. If a SAR is paid in Common Shares, the number of Common Shares to be delivered will equal the amount determined to be payable in accordance with the prior sentence divided by the Market Price of a Common Share at the time of payment. The Committee shall establish the Original Term of a SAR, which shall not exceed a maximum of ten years. Notwithstanding anything to the contrary in this Section 7(b), if the Original Term of a SAR held by the Participant expires during a Blackout Period, the term of such SAR shall be extended until the tenth Business Day following the end of the Blackout Period, at which time any unexercised portion of the SAR shall expire. Except as otherwise provided in this Section 7(b), SARs shall be subject to the terms, conditions, restrictions and limitations determined by the Committee, in its sole discretion, from time to time. A SAR may only be granted to an Eligible Recipient to whom an Option could be granted under the Plan.

(c) Share Awards.

(i) Form of Awards.  The Committee may grant Awards that are payable in Common Shares or denominated in units equivalent in value to Common Shares or are otherwise based on or related to Common Shares (“Share Awards”), including, but not limited to, Restricted Shares, Deferred Shares and Share Units. Share Awards shall be subject to such terms, conditions (including, without limitation, service-based and performance-based vesting conditions), restrictions and limitations as the Committee may determine to be applicable to such Share Awards, in its sole discretion, from time to time.

(ii) Share Payment.  If not prohibited by applicable law, the Committee may issue unrestricted Common Shares in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. A Share Payment may be granted as, or in payment of, a bonus (including, without limitation, any compensation that is intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code), or to provide incentives or recognize special achievements or contributions.

(iii) Restricted Shares.  Restricted Shares shall be subject to the terms, conditions, restrictions, and limitations determined by the Committee, in its sole discretion, from time to time. The number of Restricted Shares allocable to an Award under the Plan shall be determined by the Committee in its sole discretion.

(iv) Deferred Shares.  Subject to Code Section 409A to the extent applicable, Deferred Shares shall be subject to the terms, conditions, restrictions and limitations determined by the Committee, in its sole discretion, from time to time. A Participant who receives an Award of Deferred Shares shall be entitled to receive the number of Common Shares allocable to his or her Award, as determined by the Committee in its sole discretion, from time to time, at the end of a specified deferral period determined by the Committee. Awards of Deferred Shares represent only an unfunded, unsecured promise to deliver shares in the future and shall not give Participants any greater rights than those of an unsecured general creditor of the Company.

(v) Share Units.  A Share Unit is an Award denominated in Common Shares that may be settled either in Common Shares or in cash, in the discretion of the Committee, and, subject to Code Section 409A to the extent applicable, shall be subject to such other terms, conditions, restrictions and limitations determined by the Committee from time to time in its sole discretion.

(vi) Blackout Period.  In the event that any Share Unit is scheduled by its terms to be delivered (the “Original Distribution Date”) during a Blackout Period, then, if the Participant is restricted from selling Shares during the Blackout Period, such shares subject to the Share Unit shall not be delivered on such Original Distribution Date and shall instead be delivered as soon as practicable following the expiration of the Blackout Period; provided, however, that in no event shall the delivery of the shares be delayed pursuant to this provision beyond the latest date on which such delivery could be made without violating Code Section 409A.

(d) Cash Awards.  The Committee may grant Awards that are payable to Participants solely in cash, as deemed by the Committee to be consistent with the purposes of the Plan, and, except as otherwise provided in this Section 7(d), such Cash Awards shall be subject to the terms, conditions, restrictions, and limitations determined by the Committee, in its sole discretion, from time to time. Awards granted pursuant to this Section 7(d) may be granted with value and payment contingent upon the achievement of Performance Criteria. The maximum amount that any Covered Employee may receive with respect to a Cash Award granted pursuant to this Section 7(d) in respect of any annual performance period is $5,000,000 and for any other performance period, such amount multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve. Payments earned hereunder may be decreased or, with respect to any Participant who is not a Covered Employee, increased in the sole discretion of the Committee based on such factors as it deems appropriate. No payment shall be made to a Covered Employee under this Section 7(d) prior to the certification by the Committee that the Performance Criteria have been attained. The Committee may establish such other rules applicable to Cash Awards to the extent not inconsistent with Section 162(m) of the Code.

(e) Unless the applicable Award Agreement provides otherwise or the Committee determines otherwise, vesting with respect to an Award will cease upon termination of a Participant’s employment or service with the Company, and unvested Awards shall be forfeited upon such termination. In the case of termination for Cause, vested Awards shall also be forfeited.

8.	Dividends and Dividend Equivalents

The Committee may, in its sole discretion, provide that Share Awards shall earn dividends or dividend equivalents, as applicable. Such dividends or dividend equivalents may be paid currently or may be credited to an account maintained on the books of the Company. Any payment or crediting of dividends or dividend equivalents will be subject to such terms, conditions, restrictions and limitations as the Committee may establish, from time to time, in its sole discretion, including, without limitation, reinvestment in additional Common Shares or common share equivalents; provided, however, if the payment or crediting of dividends or dividend equivalents is in respect of a Share Award that is subject to Code Section 409A, then the payment or crediting of such dividends or dividend equivalents shall conform to the requirements of Code Section 409A and such requirements shall be specified in writing. Notwithstanding the foregoing, dividends or dividend equivalents may not be paid with respect to any Share Award subject to the achievement of Performance Criteria, unless and until the relevant Performance Criteria have been satisfied, and then only to the extent determined by the Committee, as specified in the Award Agreement.

9.	Nontransferability

Awards granted under the Plan, and during any period of restriction on transferability, Common Shares issued in connection with the exercise of an Option or a SAR, may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed or have been waived by the Committee. No Award or interest or right therein shall be subject to the debts, contracts or engagements of a Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, lien, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy and divorce), and any attempted disposition thereof shall be null and void, of no effect, and not binding on the Company in any way. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit (on such terms, conditions and limitations as it may establish) Nonqualified Stock Options and/or shares issued in connection with an Option or a SAR exercise that are subject to restrictions on transferability, to be transferred to a member of a Participant’s immediate family or to a trust or similar vehicle for the benefit of a Participant’s immediate family members. During the lifetime of a Participant, all rights with respect to Awards shall be exercisable only by such Participant or, if applicable pursuant to the preceding sentence, a permitted transferee.

10.	Change of Control

(a) Unless otherwise determined in an Award Agreement, in the event of a Change of Control:

(i) With respect to each outstanding Award that is assumed or substituted in connection with a Change of Control, in the event of a termination of a Participant’s employment or service without Cause or by the Participant for Good Reason during the 12-month period following such Change of Control, (i) such Award shall become fully vested and exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be achieved at target performance levels.

(ii) With respect to each outstanding Award that is not assumed or substituted in connection with a Change of Control, immediately upon the occurrence of the Change of Control, (i) such Award shall become fully vested and exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be achieved at target performance levels.

(iii) For purposes of this Section 10, an Award shall be considered assumed or substituted for if, following the Change of Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change of Control except that, if the Award related to Common Shares, the Award instead confers the right to receive common shares of the acquiring entity.

(iv) Notwithstanding any other provision of the Plan, in the event of a Change of Control, the Committee (a) may, in its discretion provide that each Option and each SAR which may, by its terms, only be settled in shares shall, immediately prior to the occurrence of a Change of Control, be deemed to have been exercised on a “net exercise” basis; and (b) may, in its discretion, except as would otherwise result in adverse tax consequences under Code Section 409A, provide that each Award, other than Options and SARs which may, by their terms, only be settled in shares, shall, immediately upon the occurrence of a Change of Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the excess of the consideration paid per Common Share in the Change of Control over the purchase price (if any) per Common Share subject to the Award multiplied by (ii) the number of Common Shares then outstanding under the Award.

(b) A “Change of Control” shall be deemed to occur if and when the first of the following occurs:

(i) the acquisition (other than from the Company, by any person (as such term is defined in Section 13(c) or 14(d) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding voting securities;

(ii) the individuals who, as of the Effective Date, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board, unless the election, or nomination for election by the Company’s shareholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, and such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board;

(iii) the closing of: (i) a merger or consolidation involving the Company if the shareholders of the Company, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation; or (ii) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to this Agreement, solely because fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the shareholders of the Company in the same proportion as their ownership of shares in the Company immediately prior to such acquisition.

(c) Notwithstanding the foregoing, for each Award that constitutes deferred compensation under Section 409A of the Code, a Change of Control shall be deemed to have occurred under the Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code.

11.	Award Agreements

Each Award under the Plan shall be evidenced by an Award Agreement (as such may be amended from time to time) that sets forth the terms, conditions, restrictions and limitations applicable to the Award, including, but not limited to, the provisions governing vesting, exercisability, payment, forfeiture, and termination of employment, all or some of which may be incorporated by reference into one or more other documents delivered or otherwise made available to a Participant in connection with an Award.

12.	Tax Withholding

Participants shall be solely responsible for any applicable taxes (including, without limitation, income, payroll and excise taxes) and penalties, and any interest that accrues thereon, which they incur in connection with the receipt, vesting or exercise of an Award. The Company and its Subsidiaries shall have the right to require payment of, or may deduct from any payment made under the Plan or otherwise to a Participant, or may permit shares to be tendered or sold, including Common Shares delivered or vested in connection with an Award, in an amount sufficient to cover withholding of any federal, state, provincial, territorial, local, foreign or other governmental taxes or charges required by law or such greater amount of withholding as the Committee shall determine from time to time and to take such other action as may be necessary to satisfy any such withholding obligations. It shall be a condition to the obligation of the Company to issue Common Shares upon the exercise of an Option, or SAR, or upon settlement of a Share Award, that the Participant pay to the Company, on demand, such amount as may be requested by the Company for the purpose of satisfying any tax withholding liability. If the amount is not paid, the Company may refuse to issue shares.

13.	Other Benefit and Compensation Programs

Awards received by Participants under the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan or severance program unless specifically provided for under the plan or program. Unless specifically set forth in an Award Agreement, Awards under the Plan are not intended as payment for compensation that otherwise would have been delivered in cash, and even if so intended, such Awards shall be subject to such vesting requirements and other terms, conditions and restrictions as may be provided in the Award Agreement.

14.	Unfunded Plan

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other Person. To the extent any Participant holds any rights by virtue of an Award granted under the Plan, such rights shall constitute general unsecured liabilities of the Company and shall not confer upon any Participant or any other Person any right, title, or interest in any assets of the Company.

15.	Rights as a Shareholder

Unless the Committee determines otherwise, a Participant shall not have any rights as a shareholder with respect to Common Shares covered by an Award until the date the Participant becomes the holder of record with respect to such shares. No adjustment will be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 8.

16.	Future Rights

No Eligible Recipient shall have any claim or right to be granted an Award under the Plan. There shall be no obligation of uniformity of treatment of Eligible Recipients under the Plan. Further, the Company and its Subsidiaries may adopt other compensation programs, plans or arrangements as deemed appropriate or necessary. The adoption of the Plan, or grant of an Award, shall not confer upon any Eligible Recipient any right to continued employment or service in any particular position or at any particular rate of compensation, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment or service of Eligible Recipients at any time, free from any claim or liability under the Plan.

17.	Amendment and Termination

(a) The Plan and any Award may be amended, suspended or terminated at any time by the Board, provided that no amendment shall be made without shareholder approval if such shareholder approval is required in order to comply with applicable law or the rules of the New York Stock Exchange, the rules of the Toronto Stock Exchange, or any other securities exchange on which the Common Shares are traded or quoted. Except as otherwise provided in Section 10(a), no termination, suspension or amendment of the Plan or any Award shall adversely affect the right of any Participant with respect to any Award theretofore granted, as determined by the Committee, without such Participant’s written consent.

(b) Notwithstanding Section 17(a), the Company shall obtain shareholder approval for: (i) subject to Section 6(e), a reduction in the exercise price or purchase price of an Award (or the cancellation and re-grant of an Award resulting in a lower exercise price or purchase price); (ii) the extension of the Original Term of an Option; (iii) any amendment to remove or to exceed the participation limits described in Section 6(d), including but not limited to those applicable to Insiders; (iv) an increase to the maximum number of Common Shares issuable under the Plan pursuant to Section 6(a) (other than adjustments in accordance with Section 6(e)); and (v) amendments to this Section 17 other than amendments of a clerical nature.

18.	Successors and Assigns

The Plan and any applicable Award Agreement shall be binding on all successors and assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

19.	Governing Law

The Plan and all agreements entered into under the Plan shall be governed, construed and administered in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

20.	Interpretation

The Plan is designed and intended, to the extent applicable, to comply with Section 162(m) of the Code, and to provide for grants and other transactions which are exempt under Rule 16b-3, and all provisions hereof shall be construed in a manner to so comply. Awards under the Plan are also intended to comply with Code Section 409A to the extent subject thereto, and the Plan and all Awards shall be interpreted in accordance with Code Section 409A and Treasury Regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of the Plan. Notwithstanding any provision in the Plan to the contrary, no payment or distribution under this Plan that constitutes an item of deferred compensation under Code Section 409A and becomes payable by reason of a Participant’s termination of employment or service with the Company shall be made to such Participant until such Participant’s termination of employment or service constitutes a Separation from Service. For purposes of this Plan, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of Code Section 409A. If a participant is a Specified Employee, then to the extent necessary to avoid the imposition of taxes under Code Section 409A, such Participant shall not be entitled to any payments upon a termination of his or her employment or service until the earlier of: (i) the expiration of the six (6)-month period measured from the date of such Participant’s Separation from Service or (ii) the date of such Participant’s death. Upon the expiration of the applicable waiting period set forth in the preceding sentence, all payments and benefits deferred pursuant to this Section 20 (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such deferral) shall be paid to such Participant in a lump sum as soon as practicable, but in no event later than sixty (60) calendar days, following such expired period, and any remaining payments due under this Plan will be paid in accordance with the normal payment dates specified for them herein. Notwithstanding any provision of the Plan to the contrary, in no event shall the Company or any affiliate be liable to a Participant on account of an Award’s failure to (i) qualify for favorable U.S. or foreign tax treatment or (ii) avoid adverse tax treatment under U.S. or foreign law, including, without limitation, Section 409A of the Code.

EXHIBIT B

AMENDMENT TO

BIOVAIL CORPORATION 2007 EQUITY COMPENSATION PLAN

THIS AMENDMENT TO THE BIOVAIL CORPORATION 2007 EQUITY COMPENSATION PLAN (the “Amendment”), is made by this 6th day of April, 2011 by Valeant Pharmaceuticals International, Inc. (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Biovail Corporation 2007 Equity Compensation Plan (the “Plan”).

A. The Company maintains the Plan to reward certain employees for their services;

B. Pursuant to Articles 3.1(c) and 8.6(c)(i) of the Plan, the Board has authority to amend the Plan as set forth herein, subject to shareholder approval; and

C. The Board desires to amend the Plan as set forth herein.

NOW, THEREFORE BE IT RESOLVED, that the Plan be amended, subject to shareholder approval, as follows:

1. Article 3.3(f) of the Plan is hereby deleted and replaced in its entirety with the following:

“the maximum number of Common Shares issuable from treasury in respect of Units that are subject to Performance Goals, during any calendar year, to any one Participant, shall be 300,000 Common Shares (subject to any decrease pursuant to Sections 7.2 and 7.3); provided, however, that if the Performance Period is less than three consecutive fiscal years, the maximum number of Common Shares above shall be determined by multiplying 300,000 by a fraction, the numerator of which is the number of days in the Performance Period and the denominator of which is 1095.”

Subject to shareholder approval, this Amendment shall be and hereby is incorporated into and forms a part of the Plan. Except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.

B-1

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
ATTN: ROBERT R. CHAI-ONN
7150 MISSISSAUGA ROAD
MISSISSAUGA, ONTARIO L5N 8M5
CANADA
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, United States. To be effective, your proxy card must be received by Broadridge not later than 11:59 p.m. (Eastern Daylight Time) on May 13, 2011.
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. (Eastern Daylight Time) on May 15, 2011. Have your proxy card in hand when you access the web site and then follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your instructions up until 11:59 p.m. (Eastern Daylight Time) on May 15, 2011. Have your proxy card in hand when you call and then follow the instructions. When voting by telephone, you may not appoint a person as proxyholder other than the nominees specified in this proxy card.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

	M34692-Z55346	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS  PROXY  CARD  IS  VALID  ONLY  WHEN   SIGNED  AND  DATED.
VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

The Board of Directors recommends you vote FOR proposals 1, 2, 4, 5, and 6 below and EVERY YEAR with respect to proposal 3 below.
		For		Withhold
1.	Election of Directors

	1a. Robert A. Ingram	☐		☐

	1b. Theo Melas-Kyriazi	☐		☐

	1c. G. Mason Morfit	☐		☐

	1d. Laurence E. Paul	☐		☐

	1e. J. Michael Pearson	☐		☐

	1f. Robert N. Power	☐		☐

	1g. Norma A. Provencio	☐		☐

	1h. Lloyd M. Segal	☐		☐

	1i. Katharine Stevenson	☐		☐

	1j. Michael R. Van Every	☐		☐

		For	Against	Abstain

2.
The approval of the compensation of our Named Executive Officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Management Proxy Circular and Proxy Statement.
		☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date

		1 Year	2 Years	3 Years	Abstain

3.	The determination as to how frequently a non-binding advisory vote on executive compensation should be conducted.	☐	☐	☐	☐

			For	Against	Abstain

4.	The approval of the Company’s 2011 Omnibus Incentive Plan.		☐	☐	☐

5.	The approval of the amendment to the Company’s 2007 Equity Compensation Plan.		☐	☐	☐

			For		Withhold

6.
To appoint PricewaterhouseCoopers LLP as the auditors for the Company to hold office until the close of the 2012 Annual Meeting of Shareholders and to authorize the Company’s Board of Directors to fix the auditors’ remuneration.
			☐		☐
Without limiting the general powers hereby conferred, the undersigned hereby directs the proxyholder to vote the Common shares represented by this proxy in the manner set forth above.
THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE COMPANY. THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED, WHERE THE SHAREHOLDER HAS GIVEN A CHOICE, AS DIRECTED OR, IF NO DIRECTION IS GIVEN, FOR EACH OF 1, 2, 4, 5 AND 6 AND EVERY YEAR WITH RESPECT TO PROPOSAL 3. THE PERSON OR PERSONS APPOINTED UNDER THIS PROXY ARE CONFERRED WITH DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THOSE MATTERS SPECIFIED IN THIS PROXY AND THE NOTICE OF MEETING AND WITH RESPECT TO ANY OTHER MATTERS WHICH MAY BE PROPERLY BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THIS FORM OF PROXY SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT.
The undersigned hereby revokes any prior proxies.

Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Shareholders and Management Proxy Circular and Proxy Statement
are available at www.proxyvote.com.

M34693-Z55346

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
INSTRUMENT OF PROXY FOR THE ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD ON MONDAY, MAY 16, 2011
     The undersigned hereby appoints J. Michael Pearson and Robert R. Chai-Onn, or instead of either of the foregoing, __________________________ as proxyholder of the undersigned, with full power of substitution, to attend, vote and act for and on behalf of the undersigned at the Annual Meeting (the “Meeting”) of the shareholders (the “Shareholders”) of Valeant Pharmaceuticals International, Inc. (the “Company”) to be held on May 16, 2011 at 10:00 a.m. (Montréal time) at the Loews Hôtel Vogue located at 1425, rue de la Montagne, Montréal, Québec, H3G 1Z3 and at any adjournment of the Meeting, and on every ballot that may take place in consequence thereof to the same extent and with the same powers as if the undersigned were personally present at the Meeting, with authority to vote at the proxyholder’s discretion except as otherwise specified on the reverse side.
NOTES:
1.
A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OR COMPANY, WHO NEED NOT BE A SHAREHOLDER, TO ATTEND AND ACT ON ITS, HIS OR HER BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY. THIS RIGHT MAY BE EXERCISED BY INSERTING SUCH OTHER PERSON’S OR COMPANY’S NAME IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE IN THE PARAGRAPH ABOVE OR BY COMPLETING ANOTHER PROPER FORM OF PROXY AND, IN EITHER CASE, BY DELIVERING THE COMPLETED FORM OF PROXY TO THE COMPANY AS INDICATED ON THE REVERSE SIDE.

2.
This form of proxy must be dated and executed by the Shareholder (using exactly the same name in which the shares are registered) or by his or her attorney authorized in writing or, if the Shareholder is a body corporate, by a duly authorized officer or attorney thereof. A copy of any such authorization should accompany this form of proxy. Persons signing as executors, administrators, trustees, etc. should so indicate. If the Common Shares are registered in the name of more than one owner, then all these registered owners should sign this form of proxy. If this form of proxy is not dated, it will be deemed to bear the date on which it was mailed to the Shareholder by the Company.

3.
In order for this form of proxy to be effective, it must be signed and deposited with Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, United States, so that it arrives prior to 11:59 p.m. (Eastern Daylight Time) on May 13, 2011 or, in the case of any adjournment of the Meeting, not less than 48 hours (excluding Saturdays, Sundays and holidays) prior to the time of the adjournment.

Request for Quarterly reports
The Company’s quarterly reports to shareholders are available on EDGAR at www.sec.gov and on SEDAR at www.sedar.com, but if you wish to receive quarterly reports and interim financial statements with accompanying MD&A for the 2011 fiscal year by mail, please mark this box. If you do not mark this box and return this form, you will not receive these documents by mail. ☐
Annual Report Waiver
Mark this box if, for fiscal year 2011, you do not want to receive the Annual Report of the Company containing the annual financial statements and accompanying MD&A. If you do not mark this box, the Annual Report will be sent to you by mail. ☐